UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-6557

                                STI CLASSIC FUNDS
                                    --------


                                 2 Oliver Street
                                Boston, MA 02109
               (Address of principal executive offices) (Zip code)

                         Trusco Capital Management, Inc.
                            50 Hurt Plaza; Suite 1400
                             Atlanta, Georgia 30303
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-428-6970

                      DATE OF FISCAL YEAR END: MAY 31, 2003

                     DATE OF REPORTING PERIOD: MAY 31, 2003

ITEM 1.   REPORTS TO STOCKHOLDERS.

[GRAPHIC OMITTED]


                                     ANNUAL
                                     ...........................................

                                     FINANCIAL REPORT
                                     ...........................................

                                     STI CLASSIC EQUITY FUNDS
                                     ...........................................

                                     A Family of Mutual Funds
                                     ...........................................









                                     May 31, 2003



                                     [Sti Classic LOGO OMITTED]

                                                   BACKED BY TRADITION.
                                               STRENGTHENED BY EXPERIENCE.(SM)

Dear Valued STI Classic Funds' Shareholder:


For investors, the year ending May 31, 2003 saw convergence in equity returns, and divergence of returns in stocks versus bonds. Specifically, while stocks continued to labor under the weight of the late 1990's technology stock bubble, various types of stocks had remarkably similar returns. The S&P 500 Index was down -8.1%, with its Growth and Value components similar at -7.6% and -8.7%, respectively. The Dow Jones Industrial Average was -8.7%. The S&P 400 Midcap Index was -9.1%, while the S&P 600 Smallcap fell -10.9%. This convergence followed two years in which value stocks had significantly outperformed growth, and small/midcaps were similarly better than large caps. One area of difference was the relatively weaker performance of international stocks, with the MSCI EAFE Index of major country stocks -12.3%. This result was driven by poor returns from Japan (-24.6%), while the balance of industrialized countries had returns only slightly worse than the U.S. The benefits of asset diversification were clearly evident over the past year, as bond returns were quite exceptional relative to stocks and compared to longer term history. For example, the Lehman Aggregate Bond Index returned 11.6%, and similar returns were seen in the Lehman Intermediate U.S. Government/Credit (+11.9%) and High Yield (+10.5%) indices. Strong returns in bonds were driven by several factors, including: further reduction in short-term rates by the Federal Reserve; continued minimal price inflation; in the second half of the year, major improvement in corporate bond quality spreads vs. Treasuries; positive asset flows into bond mutual funds; and some aspects of flight to quality in the Treasury bond market. In terms of return, investors who stayed in short term money market instruments preserved capital with a positive return of about 1.1% per the iMoneyNet money market average, but this was meager relative to total returns available in longer maturities.

The current investment environment appears to be one of moderation. The late 1990's equity bubble which led to excesses and ultimately suboptimal capital allocation on the part of both corporate managements and investors is long over. The ensuing bear market which purged those excesses also now seems to be finally over. The stock market has gained a better tone, after making three decisive lows in the 775-800 range on the S&P 500 Index in July and October 2002, and March 2003. Economic growth has been very slow to recover, since consumer spending did not fall much in the recession and capital spending is still limping along. However, ample monetary liquidity, the lowest interest rates in over 40 years, some tax incentives and fiscal stimulus, the eventual benefits from a lower dollar exchange rate and improving consumer/business confidence all argue for continued positive economic growth and not another recession. Stock prices ultimately track profits growth, and the trajectory of profits is now positive. Investors in stocks can reasonably anticipate moderate gains but need to be selective and price sensitive in security selection.

A new stock market boom is unlikely, rather, we anticipate a gradual recovery. The outlook for bond investors in terms of absolute returns is a bit more challenging. Since bond prices move inversely to interest rates, the current low level of yields by definition reduces the opportunity for continued above average returns. Measured since January 1981, the Lehman Long-Term Treasury Index returned 12.0% annualized through May 31, 2003, while the S&P 500 total return was 12.6%. Such convergence is rare in capital markets, and needs to be understood in the context of 30-year Treasury bonds reaching yields of over 15% in 1981, versus only a little over 4% today. Similarly, we do not expect deflation, which would benefit Treasury bonds, but rather a gradual rise in inflation as economic stimulus takes hold. For those reasons, we currently favor stocks over bonds in terms of asset allocation, and within bonds, higher yielding corporates over Treasuries.

However, adherence to investment disciplines and greater price sensitivity on stocks will be much more important in the next several years, particularly if there is a meaningful rise in interest rates. The cornerstone of our investment philosophy is diversification and execution of the disciplined investment process by experienced investment professionals.

The balance of this Annual Report includes performance data for the STI Classic Equity Funds as well as each portfolio manager's discussion of the 12-month results. We believe you will find this communication helpful and thank you for your continued confidence in the STI Classic Equity Funds.


                                                 Sincerely,

                                                 /s/Douglas S. Phillips

                                                 Douglas S. Phillips, CFA
                                                 Chief Investment Officer

                            STI CLASSIC BALANCED FUND
                            -------------------------


The STI Classic Balanced Fund ("the Fund") seeks to provide both current income and growth in capital by investing in a blend of investment grade bonds and large and midcap common stocks. Typically the Fund's asset allocation to bonds is 40% to 50% of the total portfolio, while common stocks are the balance, or 50% to 60% of assets. In this manner, the goal is to provide shareholders with an attractive and somewhat less volatile total investment return over longer time periods. Total return is defined as the current income from interest or dividends as well as changes in the value of assets held in the portfolio.

Bonds and stocks went in opposite directions for the year ended May 31, 2003. Stocks, as measured by the S&P 500 Index, returned -8.1%. Only minor variation was seen in the returns of Growth vs. Value or Large Cap vs. Small Cap stocks. Bonds, measured by the Lehman Intermediate U.S. Government/Credit Index,
returned +11.9% for the year. Thus, for investors in a blend of these two assets, it was a satisfactory year in terms of capital presentation, albeit unexciting in the context of capital growth. What caused these divergent returns between stocks and bonds? For stocks, investors were faced with the continued aftermath of unwinding a major bull market which peaked in March 2000. Equity values had gone to extremes not justified by underlying earnings. This process of stripping away excesses inevitably uncovered weaknesses in corporate accounting and governance, as well as in the quality of Wall Street analysis. These shortcomings severely impacted investor confidence in the integrity of basic financial processes. Thus, even though the Fed was cutting interest rates and business conditions were gradually improving, stock valuations remained under pressure. Bonds, and especially higher quality, longer maturity bonds, did very well for several reasons. The economy recovered, but only slowly. Inflation remained quiescent. The Federal Reserve continued to provide liquidity and lower short term rates. Finally, investors exhibited strong aversion to the perceived volatility risk of common stocks, and poured huge sums into bond investments. These factors caused short and medium term interest rates to drop by 2 to 2 1/2 percentage points, a major decline within the twelve month period. Since bond prices perform inversely to the direction of interest rates, bond investors saw attractive price appreciation.

Within this mixed environment, the Fund (Trust Shares) produced a total return for the year of -0.14%. As in the case of the overall market, the Fund's equity holdings provided negative returns, while the bond investments had attractive positive returns, with the blend roughly canceling out. The Fund's Trust Shares, net of fees, performed approximately in line with its blended index benchmark, which is 60% S&P 500 Index for stocks and 40% Lehman Intermediate U.S. Government/Credit Index for bonds. The Fund did well vs. peers however, as its -0.14% return was considerably better than the -2.28% posted by the Lipper Balanced Fund average. In terms of performance attribution, the Fund's equity positions modestly trailed the S&P 500, primarily due to ineffective stock selection within the Information Technology sector. In its bond portfolio, the Fund was helped by an emphasis on corporate bonds, which saw significantly better returns in the last six months. Also, the Fund's concentration on the intermediate segment of bond maturities was beneficial.

Looking ahead, the low absolute level of interest rates has diminished the total return potential of bonds. Low interest rates, monetary ease, a gradual pickup in economic growth, and a weaker dollar exchange rate all tend to enhance the return prospects for stocks. Accordingly, the Fund is maintaining a meaningful exposure to equities with emphasis on companies showing improving earnings. On the bond side, maturities have been shortened somewhat as a hedge against eventual higher interest rates, while an overweight in corporate bonds which provide higher yields than Treasuries is being maintained.


                                                 /s/L. Earl Denney

                                                 L. Earl Denney, CFA
                                                 Fixed Income Portfolio Manager


                                                 /s/Robert J. Rhodes

                                                 Robert J. Rhodes, CFA
                                                 Equity Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-0.14%              -0.10%           3.05%           8.06%         107.32%
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                   STI Classic                                          Lehman U.S.
                 Balanced Fund,                           S&P 500       Government/
                  Trust Shares       60/40 Hybrid:          Index       Credit Index
1/31/94             10,000             10,000              10,000          10,000
5/94                 9,554              9,527               9,579           9,446
5/95                10,387             11,121              11,510          10,543
5/96                12,180             13,142              14,781          10,975
5/97                14,210             15,844              19,126          11,842
5/98                17,357             19,474              24,992          13,202
5/99                19,263             22,323              30,253          13,738
5/00                20,230             23,946              33,424          13,997
5/01                20,885             23,620              29,898          15,799
5/02                20,198             22,361              25,757          17,037
5/03                20,170             22,614              23,681          19,518



INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-0.54%             -0.43%            2.72%          7.68%           100.53%    Without load
---------------------------------------------------------------------------
-4.29%             -1.69%            1.94%          7.24%            93.01%    With load
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic                                           Lehman U.S.
               Balanced Fund,                           S&P 500        Government/
              Investor Shares     60/40 Hybrid:          Index        Credit Index
1/31/94           9,625             10,000              10,000          10,000
5/94              9,238              9,527               9,579           9,446
5/95             10,004             11,121              11,510          10,543
5/96             11,693             13,142              14,781          10,975
5/97             13,595             15,844              19,126          11,842
5/98             16,548             19,474              24,992          13,202
5/99             18,319             22,323              30,253          13,738
5/00             19,173             23,946              33,424          13,997
5/01             19,731             23,620              29,898          15,799
5/02             19,026             22,361              25,757          17,037
5/03             18,294             22,614              23,681          19,518

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)
---------------------------------------------------------------------------

                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-1.15%              -1.16%           1.96%          7.42%           76.77%  Without CDSC
--------
-3.11%    With CDSC

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

               STI Classic                                             Lehman U.S.
              Balanced Fund,                            S&P 500        Government/
               Flex Shares       60/40 S&P 500           Index        Credit Index
6/30/95          10,000             10,000              10,000          10,000
5/96             11,401             11,617              12,549          10,327
5/97             13,157             14,006              16,239          11,143
5/98             15,900             17,215              21,219          12,422
5/99             17,465             19,733              26,686          12,927
5/00             18,142             21,168              28,378          13,171
5/01             18,525             20,880              25,384          14,866
5/02             17,723             19,767              21,868          16,032
5/03             17,519             19,990              20,106          18,366


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      STI CLASSIC CAPITAL APPRECIATION FUND
                      -------------------------------------


The STI Classic Capital Appreciation Fund ("the Fund") employs a philosophy of investing in large and midcap companies with positive earnings trends and reasonable valuations. Earnings trend criteria include a stable or improving rate of earnings growth, positive growth relative to investor expectations, and fundamental signs of growth sustainability. Other important elements considered are above average or rising profitability metrics such as return on equity, stable or improving revenue growth, and good quality of earnings. Generally companies in which the Fund invests represent leaders within their industry segments, as demonstrated by revenue growth, market shares, and levels of profitability. In terms of portfolio risk control, the Fund is structured to provide diversification across the major industry sectors, but with an emphasis on good earnings growth. Finally, the Fund manager employs an active sell discipline to weed out stocks with deteriorating earnings profiles, while striving to keep annual portfolio turnover within reasonable ranges.

The equity market, as measured by the Standard & Poor's S&P 500 Index, remained in a downward trend during the 12 months ended May 31, 2003. The index began the year at 1067, and ended 9.7% lower at about 964. When dividends are included, the total return for the index was -8.1%. Price activity was volatile and three significant price pullbacks occurred during the year. The market retreated to around 800 in July 2002, driven down by economic concerns, and earnings worries. Also investor confidence was poor regarding the soundness of corporate governance due malfeasance at a few very visible companies. After a quick 20% rebound in August, the market retreated to a new low in October, again mostly due to economic concerns as well as disarray in the corporate bond market. A 22% price rebound followed, helped by another interest rate cut by the Federal Reserve. Then the market fell back again to around 800 as investors contemplated risks related to the economy and oil prices based on the looming conflict with Iraq. After the war was concluded on a relatively short and successful basis, consumer confidence rebounded somewhat, the corporate bond market recovered, and interest rates on the bellwether Treasury bond sector fell to new lows for the cycle. Thus, by the end of May, the S&P 500 had staged yet another 20% recovery, the third within just 12 months. Amidst all this volatility in the broad equity market, stock performance at the industry sector level was quite erratic. At times, stable, high quality stocks led the way. But during the fall of 2002, previously downtrodden sectors with weak fundamentals staged sharp recoveries. This pattern of erratic sector performance continued into the new year, with economically sensitive as well as more stable defensive industries sometimes doing well or poorly in tandem in any given month.

Overall, the year reflected a continuation of a cyclical bear market which began in March 2000. Given the magnitude and duration of the bear market, investors became progressively less confident in company managements, Wall Street research, and other entities such as auditing firms. One result has been the lack of sustainable investment trends such as seen over the last year. Thus, neither Growth nor Value styles consistently led, and industry patterns of performance, as discussed above, fluctuated. We attribute this to an absence of clear earnings leadership given the sluggish global economy. Also, with so many crosscurrents, investors have a lack of conviction about where to invest, which has produced a pattern of short-term sector rotation as opposed to sustained leadership.

Against this backdrop, the Fund produced a modestly disappointing result. For the 12 months ended May 31, 2003, the Fund returned -9.97% (Trust Shares), compared to -8.1% for the Fund's benchmark index of S&P 500 Index. Analysis of performance reveals that subpar stock selection in Information Technology, and to a lesser extent, Healthcare, were the culprits. On the positive side, stock selection and sector weights were very good in the Consumer and Energy sectors. Stock selection was also favorable in Financial and Industrial stocks. Finally, the Fund correctly had no exposure to the poorly performing Telecomm and Utility sectors.

In terms of positioning, a few shifts have been made over the last 12 months. Most notably the Energy weight in the Fund has doubled from 4% to 8%. Energy stocks have excellent relative earnings visibility due to stubbornly high commodity prices and favorable demand/supply. Exposure to the Consumer sector was raised about 3 percentage points. While we believe consumer spending will remain fairly slow, we continue to find companies which are executing well and growing strongly even in this tough environment. The Healthcare weight was also revised about 3 percentage points. This sector has the best earnings visibility, after Energy, in an economy which is still beset with over capacity and weak pricing in many areas. On the de-emphasis side, Fund commitment to the Industrial sector was sharply reduced. The impetus here was erosion in our discipline bottoms-up earnings process for Industrial stocks. Also reduced was exposure to Information Technology, where top line growth remains largely elusive, while the share prices have moved up dramatically in many cases.

Going forward, we want to emphasize to our shareholders that it is "business as usual" in terms of the Fund's investment process. We try to identify companies with improving earnings trends and reasonable valuation. Our analyst team does extensive fundamental analysis on new investment candidates. And then each stock is closely monitored after purchase. We appreciate your confidence in the Fund, and will work hard to produce competitive results.


                                                 /s/Robert J. Rhodes

                                                 Robert J. Rhodes, CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-9.97%             -8.31%            -0.21%         8.60%           9.36%         165.60%
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

             STI Classic Capital
             Appreciation Fund,           S&P 500
                Trust Shares               Index
5/31/93            10,000                 10,000
5/94               10,388                 10,423
5/95               11,077                 12,523
5/96               14,286                 16,082
5/97               17,808                 20,811
5/98               23,064                 27,193
5/99               27,176                 32,917
5/00               29,616                 36,367
5/01               28,509                 32,530
5/02               25,356                 28,025
5/03               22,828                 25,766



INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-10.60%            -8.94%            -0.85          7.90%           8.97%         156.60%   Without load
------------------------------------------------------------------------------------------
-13.93%           -10.09%            -1.60          7.50%           8.59%         146.97%   With load
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

               STI Classic Capital
               Appreciation Fund,         S&P 500
                 Investor Shares           Index
5/31/93             9,625                 10,000
5/94                9,939                 10,423
5/95               10,528                 12,523
5/96               13,495                 16,082
5/97               16,699                 20,811
5/98               21,493                 27,193
5/99               25,190                 32,917
5/00               27,278                 36,367
5/01               26,083                 32,530
5/02               23,037                 28,025
5/03               20,595                 25,766

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

--------------------------------------------------------------------------------
                                                 Annualized       Cumulative
                                                  Inception        Inception
One Year           3 Years          5 Years        to Date          to Date
--------------------------------------------------------------------------------
-10.96%            -9.32%           -1.31%          8.24%             88.43%   Without CDSC
--------------------------------------------------------------------------------
-12.75%           With CDSC
-------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

              STI Classic Capital
              Appreciation Fund,          S&P 500
                  Flex Shares             Index
6/30/95            10,000                 10,000
5/96               12,387                 12,549
5/97               15,266                 16,239
5/98               19,559                 21,219
5/99               22,786                 25,686
5/00               24,557                 28,378
5/01               23,380                 25,384
5/02               20,563                 21,868
5/03               18,309                 20,106

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       STI CLASSIC GROWTH AND INCOME FUND
                       ----------------------------------


The STI Classic Growth and Income Fund (the "Fund") invests primarily in a diversified mix of midsize and larger domestic common stocks and listed ADRs of foreign companies with market capitalizations of at least $1.5 billion. The Fund is managed in a large capitalization, value-oriented style, competing against funds with a similar objective as categorized under Lipper's "Large Cap Value Equity" peer group. The Fund's management team utilizes a proprietary quantitative screening process to identify attractive ideas. The team then evaluates each potential idea with careful fundamental research, incorporating the depth of its collective investment experience, and constructs a diversified portfolio that seeks competitive long-term appreciation with below average variability of return.

This time last year, we wrote of the need to restore basic  confidence and trust
- in the recovery potential of the US economy and in its capital markets - as a prerequisite to better times for equity investors. In our view, the backdrop was constructive although we expected progress to be both slow and uneven. Between then and now, circumstances first spiraled lower into last summer's abyss of corporate malfeasance, economic stall, and mounting Middle East geopolitical tensions which together triggered a mass exodus out of an already weak equity market. The stock market staged an impressive comeback during the fourth quarter of 2002 before swooning into the winter of investor's discontent, punctuated by the overhangs of the Iraqi showdown and conflict, the near hysterical fears of terrorist retribution domestically, disruptive weather patterns that crippled a broad swath of the economy during February as America geared up for war.

The stock market demonstrated its time tested resiliency in holding through the nadir reached in early March, then springing back with enormous power and breadth into the May 31 year end of the Fund. Quick resolution on the military aspect of the Iraqi conflict, better weather, better corporate profit reports, continued monetary and fiscal stimuli, including the just passed tax cut, interest rates falling to 40 year lows, and belief that the ugly blackeye of corporate malfeasance was healing all turned the tide back in favor of equities. Equities also enjoyed one of the most powerful boosts from market bears who, having overstayed their pessimism in creating a massive short position (an investment strategy that seeks to profit from falling price levels) were sent into a frantic scramble to cover those short positions as equity prices began to gather steam.

Put together, equities finished the fiscal year lower than when they started the year, but it clearly could have been a lot worse and it does appear that the market is in a sustainable rebuilding mode. For the twelve months ending May, the S&P 500 declined (8.1%) while our primary benchmark, the S&P 500/Barra Value Index declined (8.7%). By comparison, the Fund incurred losses of -10.58%, -10.74% and -11.41% for the Trust, Investor, and Flex Shares respectively. Over the past year, the Fund maintained a modestly greater procyclical exposure with overweights in Industrials and Technology, and counterbalancing overweights in Healthcare and Consumer Staples. Conversely, the Fund has been significantly underweighted in Financials - with about a quarter of the portfolio committed there vs. the benchmark exposure of over 35%. We have noted on several occasions that we do not believe that the longer term fundamentals and valuations warrant that high a degree of exposure to Financials so instead have fashioned greater diversification across the Fund. That decision penalized comparative results in the fiscal year, as Financial stocks generally declined less than the index. Also, the year's series of events, recapped above, have inhibited the slow economic thaw and recovery in job creation, inventory rebuilding, and capital spending, which in turn has stymied consistent outperformance of the economically sensitive sectors. Overall, stock selection has been neutral with better relative performance from Staples, Energy, Financials, Healthcare and Materials, equivalent performance from Industrials, and weaker relative performance from Consumer spending, Technology, Utilities, and Telecommunications.

The underperformance of the Fund can be largely isolated to the period of the last two months - April and May - and is a transient outcome of the character of this recent market rally. The rally phase has been driven by smaller stocks and lower quality issues in some of the most depressed areas of the market. Certainly, some of this action supports brightening investor and consumer confidence, as well as more sanguine expectations. As is typical, expectations race ahead of fundamental confirmation in the early stages of a market advance, but that gap also creates potential future disappointment risk if ultimate
fundamental   improvement   does  not  measure  up  to  these  freshly  elevated
expectations. Curiously, those areas of the market most sensitive to any economic improvement now reflect the most investor skepticism and have not rallied as strongly. Higher quality and larger multinational issues also have experienced less rebound so far. The marked outperformance of lower quality issues appears to have gotten a high octane jumpstart from the short covering phenomenon mentioned above. Since shorting has become so prevalent and often occurs in the most depressed or financially vulnerable companies, it's no coincidence that in the past two months performance has been led by the lowest quality issues and trailed by the highest quality issues. Two of the primary attributes of the Fund; broad sector diversification across higher quality issues, and greater exposure to economically sensitive sectors, were the antithesis of what has led this rally.

As the market continues to rebuild and economic thaw trickles up into clearer signs of broader recovery, we believe that the equity market has room for additional gains despite moderate profit growth. We are much happier with the Fund's structure and prospects in this environment than with the relative performance it has generated over the past two months. We continue to weed out names that have gotten off track or whose investment thesis has broken and are replacing them with fresher, stronger opportunities. Our basic criteria has been and remains to focus on specific companies that can benefit from modest economic improvement, have significant self-help actions in place to leverage that recovery, and stock valuations that reflect current skepticism by the consensus investor. While we have been pleasantly surprised by the sheer rapidity of the market rebound, we remain confident that some of the more technical and transient factors that have provided short term fuel will cede to the inevitable emergence and confirmation in the fundamentals. The equity market clearly has improved, the economy appears on track to deliver cyclical improvement, and we believe the Fund is positioned to capture much better relative performance from these sustainable trends in the fiscal year ahead. We reaffirm our concluding comment from last year's report that at the end of the day, the patient, disciplined investor is always best served. We know all too well that in any shorter time interval, market noise or buzz can challenge or contradict investment discipline, but will strive to tune out this noise and tune in to opportunities that noise creates. On behalf of the Growth and Income team, I thank our investors for the vote of confidence in our approach.


                                                 /s/Jeffrey E. Markunas

                                                 Jeffrey E. Markunas, CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-10.58%            -6.20%           -0.14%          8.30%           9.16%         154,85%
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

              STI Classic Growth         S&P 500/
              and Income Fund,          BARRA Value
                Trust Shares              Index
5/31/93            10,000                 10,000
5/94               10,087                 10,744
5/95               11,620                 12,578
5/96               14,450                 15,892
5/97               17,662                 19,938
5/98               22,358                 25,705
5/99               25,842                 29,069
5/00               26,904                 29,819
5/01               26,933                 31,946
5/02               24,833                 27,023
5/03               22,205                 24,674



INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-10.74%            -6.37%           -0.27%          8.23            8.48%        126.85%   Without load
------------------------------------------------------------------------------------------
-14.08%            -7.55%           -1.03%          7.82            8.07%        118.35%   With load
-------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

              STI Classic Growth         S&P 500/
              and Income Fund,          BARRA Value
               Investor Shares            Index
5/31/93             9,625                 10,000
5/94                9,711                 10,744
5/95               11,189                 12,578
5/96               13,908                 15,892
5/97               17,003                 19,938
5/98               21,505                 25,705
5/99               24,873                 29,069
5/00               25,848                 29,819
5/01               25,830                 31,946
5/02               23,771                 27,023
5/03               21,218                 24,674


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

--------------------------------------------------------------------------------
                                                 Annualized        Cumulative
                                                  Inception         Inception
One Year           3 Years          5 Years        to Date           to Date
--------------------------------------------------------------------------------
-11.41%            -7.06%           -1.02%          7.97%              86.80%    Without CDSC
--------------------------------------------------------------------------------
-13.18%   With CDSC
-------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

              STI Classic Growth         S&P 500/
              and Income Fund,          BARRA Value
                 Flex Shares              Index
4/30/95            10,000                 10,000
5/95               10,293                 10,445
5/96               12,721                 13,197
5/97               15,440                 16,557
5/98               19,403                 21,346
5/99               22,267                 24,140
5/00               22,959                 24,763
5/01               22,783                 26,528
5/02               20,803                 22,440
5/03               18,429                 20,490



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       This page left intentionally blank.

                   STI CLASSIC INFORMATION AND TECHNOLOGY FUND
                   -------------------------------------------


The STI Classic Information and Technology Fund ("the Fund") seeks long-term capital appreciation by investing primarily in U.S. companies that are expected to benefit substantially from information & technology and achieve above average growth. The Fund has a three-tiered investment structure that it uses to classify holdings into one of the following three categories: pioneers, technology infrastructure companies, or information beneficiaries. The first category, pioneers, includes firms whose primary line of business focuses on an emerging technology product or information-intensive service. The second category, infrastructure companies, consists of established firms that provide infrastructure to support the electronic construction and transfer of information. The third category of companies encompasses established firms that harness information as a key driver of growth in their businesses. This three-tiered investment strategy helps the Fund to diversify its holdings and produce a superior risk-reward profile to those exhibited by pure technology funds.

The Fund believes that a carefully constructed, well-diversified portfolio is an extremely effective tool for investing in technology companies and information-intensive businesses. This philosophy has proven to be very helpful for technology and aggressive growth investors during the volatile period of the last three years. The Fund uses bottom-up analysis in which the competitive advantages of companies are examined. In addition, the Fund considers each position in the context of industry, economic and financial market trends. Finally, each position is assessed for its ability to optimize the portfolio's balance between risk and potential reward.

The information technology and telecom equity markets have been characterized by frequent directional reverses during the past year. Whereas the boom-bust atmosphere of previous years created dramatic up and down stock movements, today's choppy environment is leading to more irregular price patterns.

The shift to a choppy environment is in large part a reflection of a more mixed outlook for information technology and telecom companies. On the negative side, these firms continue to be plagued by the same problems experienced during the bursting of the tech bubble. Their industries face significant excess capacity. They lack new, "must-have" products that can stimulate broad-based demand. Customers maintain a suspicious attitude on technology's return-on-investment potential. Barriers to exit prevent the group from reducing supply. And stock valuations continue to appear rich. On the positive side, investors believe that expectations are finally more in sync with reality and that earnings could actually surprise to the upside if the U.S. economy were to experience a meaningful rebound. In recent months, the rate of downward earnings estimate revisions for tech and telecom has been considered modest. In some cases, estimate revision trends have even been superior to other sectors of the market. In addition, tech and telecom companies have cut significant costs, providing optimism that earnings are poised to expand significantly. Finally, many investors who are anticipating U.S. economic improvement are using technology stocks as a means of adding juice to their portfolios, even though the link right now between economic growth and end market demand for tech and telecom is questionable.

The Fund underperformed the Goldman Sachs Technology Composite in the past twelve months due to poor execution. The mixed investment drivers mentioned above reduced the Fund's ability to develop consistent, effective strategies. The Fund's performance was also negatively impacted by the Fund's relative weights in certain sectors and industries. The Fund held few Internet-related stocks, many of which rebounded sharply during the past year. A quicker-than-expected stabilization in Internet company fundamentals and a willingness among investors to embrace rich valuations sent Internet shares higher than the Fund anticipated. The Fund's performance was also dampened by poor stock selection in non-tech, information-related industries, such as health care and financial services. Although end market demand for these industries has appeared more stable than the technology sector, expectations for many of these companies needed to be reset considerably lower.

While the past year's relative performance was disappointing, we do not anticipate the highly challenging investment environment to be repeated in the next twelve months. Accordingly, we are optimistic about the prospects for superior stock selection during the next year.


                                                 /s/Alan Kelley

                                                 Alan Kelley
                                                 Portfolio Manager

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

-----------------------------------------------------------
                                  Annualized     Cumulative
                                   Inception      Inception
One Year           3 Years          to Date        to Date
-----------------------------------------------------------
-24.69%            -27.41%          -23.73%        -39.30%
-----------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic          Goldman Sachs
               Information and         Technology        Lipper Science &
              Tecnhnology Fund,         Composite          Technology
                Trust Shares              Index          Funds Objective
9/30/99            10,000               10,000              10,000
5/00               15,870               13,356              15,010
5/01               13,340                7,311               8,625
5/02                8,060                4,920               5,505
5/03                6,070                4,600               5,067


FLEX SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

-----------------------------------------------------------
                                  Annualized     Cumulative
                                   Inception      Inception
One Year           3 Years          to Date        to Date
-----------------------------------------------------------
-25.45%            -28.17%          -13.55%         -41.37%    Without CDSC
-----------------------------------------------------------
-26.94%  With CDSC
-------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic         Goldman Sachs
               Information and        Technology       Lipper Science &
              Tecnhnology Fund,        Composite          Technology
                 Flex Shares             Index         Funds Objective
9/30/99            10,000               10,000            10,000
5/00               15,818               13,356            15,010
5/01               13,157                7,311             8,625
5/02                7,864                4,920             5,505
5/03                5,863                4,600             5,067




Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Trust Shares were offered beginning on September 30, 1999.

(2) Flex Shares were offered beginning on January 24, 2000. Flex Shares' performance for the periods prior to January 24, 2000 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Flex Shares. If it had, performance would have been lower than that shown.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      STI CLASSIC INTERNATIONAL EQUITY FUND
                      -------------------------------------



The STI Classic International Equity Fund (the "Fund") invests in equity securities of foreign issuers and seeks to provide long-term capital appreciation. We strive to obtain investment results that outperform the international markets as measured by the MSCI EAFE Index. The Fund focuses on sector and company fundamentals specifically looking for companies that are leaders in their industry, produce quality products, and have sound financial positions. Our goal is to find companies that have improving growth characteristics at attractive valuation levels relative to their global peers.

The Fund's performance for the year ended May 31, 2003 was -13.4% (Trust Shares) versus the MSCI EAFE return of -12.3%. The Fund slightly underperformed its index, and is ranked in the 42nd percentile of the International Equity objective universe by Lipper for the 1-year period.

As we look forward, we believe successful results for the Fund will be based on a dedication to in-depth fundamental research on companies brought to light via a disciplined quantitative process. Inherent in management of the Fund is a process designed to quickly identify sell candidates where earnings trends are beginning to deteriorate. Our approach should provide investors the opportunity to participate in the growth of the international markets while maintaining sensible valuation. We feel confident that the disciplined execution of our process should lead to strong investment results over time.

During much of the prior year we were cautiously optimistic about the global economy and equity markets. At the end of each month it looked like next month was going to be a turn around. It took 9 months of constantly lower market levels before it finally started to happen. When the market did turn positive, it was a fast and furious dash up in double digits driven by improving investor confidence.

Drivers of Performance: Japan was one the worst performing markets on an absolute basis, but the Fund did well with stock selection in Japan. Two stocks that really had a strong impact on performance were Konica, an optical lenses and camera company, up about 35% during the period, and Canon also in cameras and office machines, up 9% over the period. In non-Japan Asia stock selection was also very good; big drivers were Esprit holding, a clothing retailer, was up 16%, and in Singapore, Keppel, a conglomerate, up 15%. In the UK and Ireland, our stock selection in the financial sector also added value. Continental Europe was where we ran into some difficulty. Stock selection was sub par in much of Europe, with a few stocks really hurting the portfolio return. The Netherlands and France were the most difficult markets for us. Because of the volatility of the markets, and the lack of clearly exploitable inequalities, no large sector or country tactical movements were made. Looking forward, we think the recent rally is a statement for the health of the global economy. With large military actions and a time of insecurity behind us the economy has begun to show some strength. So far this year employment has not improved, but interest rates are low, companies are lean and the economy seems to be expanding albeit slowly. We think in this current environment our focused investment process will be able to lead us to outperformance in the year to come. Thank you for the opportunity to serve in the capacity as the manager of your international equities.


                                                 /s/Chad Deakins

                                                 Chad Deakins, CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-13.40%            -10.96%          -6.29%          6.18%          64.78%
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic
            International Equity          MSCI EAFE Index,
             Fund, Trust Shares               in U.S.$
1/31/95            10,000                      10,000
5/95               11,637                      10,862
5/96               15,179                      12,021
5/97               18,714                      12,928
5/98               22,807                      14,365
5/99               21,112                      14,991
5/00               23,346                      17,560
5/01               20,827                      14,535
5/02               19,027                      13,139
5/03               16,478                      11,523


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-13.70%            -11.26%          -6.63%          5.83%          60.33%       Without load
---------------------------------------------------------------------------
-16.94%            -12.40%          -7.34%          5.35%          54.37%       With load
--------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic
            International Equity          MSCI EAFE Index,
            Fund, Investor Shares             in U.S.$
1/31/95             9,625                      10,000
5/95               11,201                      10,862
5/96               14,585                      12,021
5/97               17,918                      12,928
5/98               21,750                      14,365
5/99               20,049                      14,991
5/00               22,084                      17,560
5/01               19,626                      14,535
5/02               17,880                      13,139
5/03               15,430                      11,523

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-14,28%            -11.89%          -7.29%          5.19%          52.44%       Without CDSC
---------------------------------------------------------------------------
-16.00%   With CDSC
-------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic
            International Equity           MSCI EAFE Index,
              Fund, Flex Shares                in U.S.$
1/31/95            10,000                      10,000
5/95               11,637                      10,862
5/96               15,139                      12,021
5/97               18,467                      12,928
5/98               22,260                      14,365
5/99               20,372                      14,991
5/00               22,283                      17,560
5/01               19,674                      14,535
5/02               17,783                      13,139
5/03               15,242                      11,523





Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to December 1995, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Trust Shares have lower expenses than Investor or Flex Shares, which results in higher performance for the Flex and Investor Shares than it would have been had the expenses of these classes have been applied. The collective investment fund was not a registered mutual fund, and therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                   STI CLASSIC INTERNATIONAL EQUITY INDEX FUND
                   -------------------------------------------


The STI Classic International Equity Index Fund (the "Fund") invests in equity securities of foreign issuers and seeks to closely match the returns of the MSCI EAFE-GDP Index, the Fund's benchmark. To help minimize tracking error, the Fund holds approximately 650 stocks in the portfolio. Tracking error represents a measure of how closely a portfolio matches the return of its benchmark. The tracking error of the Fund continues to come down and is lower this year than last.

Performance for the year was down in most sectors. However the Telecommunications Services and Utilities sectors did end up in positive territory for the 12-month period ended May 31, 2003. Telecommunications Services stocks were quite strong in Western Europe with many European telecomm stocks up 50-100% during this period. Telecomm in Asia was not strong at all, and most Telecom firms actually were in negative territory returning worse than the index as a whole. In Asia, Utility stocks were the best performers, which would seem to be in line with the more defensive nature of these types of stocks and the markets being down. Regionally Asia performed almost twice as poorly as Europe, dominated by Japan's large weight in the index and a return of -25% for the MSCI Japan trailing 12 months. New Zealand, a small market, was a bright spot up 21%, and Australia managed to also end up slightly positive.

What is very surprising about the returns outlined above is that much of Europe uses a common currency, the Euro. Based on various methods of calculation the Euro increased more than 20% during the 12-month period. So the European market had a 20% lead and was still off about 13%, a little worse than the return of the U.S. market.

Large cap stocks performed worse than smaller cap stocks in general. Growth and Value styles were about equally poor. Higher dividend yielding stocks performed better than lower yielding stocks. Lower P/E (price to earnings) stocks performed better than higher P/E stocks.

The returns of the past year were capped off by a rather strong April-May period, which pushed the markets up 16%. Much of the recent market strength is due to the resolution of many distractions in the global forefront, like the war in Iraq and SARS. There is the perception of an improved economic outlook, and higher beta stocks have led in the recent market rally.

Looking forward, the European economy may struggle under the strength of the Euro. Germany in particular has a large export flow to the U.S. In Japan, the bad news seems to be in the past, and in the rest of Asia SARS is ebbing as a concern. Japan is currently trading at very cheap levels, and we look for Asia ex Japan to be the engine for global growth going forward.

Why should you invest in International markets now? The U.S. market as a percent of the total global equity market has continued to shrink, and is now less than half of the investable global equity universe. An investor with no International exposure is missing out on half the opportunity set. As referenced above, New Zealand was the best performing market in the world. A U.S. only investor is missing out on good performing markets like these. International stocks have a low correlation with other U.S. based asset categories, and therefore the overall volatility of a portfolio including international and domestic equities should theoretically offer enhanced diversification. The Fund has power to be a good vehicle to gain exposure to the developed International markets of the world.


                                                 /s/Chad Deakins

                                                 Chad Deakins, CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-13.63%            -15.03%           -4.61          2.04%          19.86%
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic              MSCI EAFE-GDP Index
         International Equity Index       Weighted, in U.S.$
             Fund, Trust Shares             (Price Return)
6/30/94            10,000                       10,000
5/95               10,331                       10,343
5/96               11,291                       11,256
5/97               12,135                       12,067
5/98               15,269                       14,401
5/99               16,470                       15,010
5/00               19,659                       17,900
5/01               15,944                       14,558
5/02               13,962                       12,817
5/03               12,059                       10,924


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-14.03%            -15.38%          -5.02%          1.61%          15.39%       Without load
---------------------------------------------------------------------------
-17.29%            -16.46%          -5.74%          1.17%          11.06%       With load
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                  STI Classic              MSCI EAFE-GDP Index
           International Equity Index      Weighted, in U.S.$
             Fund, Investor Shares           (Price Return)
6/30/94             9,625                       10,000
5/95                9,904                       10,343
5/96               10,786                       11,256
5/97               11,554                       12,067
5/98               14,471                       14,401
5/99               15,532                       15,010
5/00               18,461                       17,900
5/01               14,896                       14,558
5/02               13,012                       12,817
5/03               11,186                       10,924

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-14.56%            -15.94%          -5.64%          0.87%           7.17%       Without CDSC
---------------------------------------------------------------------------
-16.27%   With load
-------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

                 STI Classic              MSCI EAFE-GDP Index
         International Equity Index       Weighted, in U.S.$
              Fund, Flex Shares             (Price Return)
6/30/95            10,000                       10,000
5/96               10,911                       11,020
5/97               11,610                       11,814
5/98               14,455                       14,099
5/99               15,421                       14,696
5/00               18,202                       17,525
5/01               14,591                       14,253
5/02               12,655                       12,548
5/03               10,812                       10,695



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                 STI CLASSIC LIFE VISION AGGRESSIVE GROWTH FUND
                 ----------------------------------------------


Diversified portfolios continued to provide relative stability during the past year against what proved to be an economically, financially and politically turbulent climate.

The economy continued to grow, but the pace remained sluggish by historical standards. Part of the reason was the limited severity of the recession, but an important factor accounting for the slow pace was the war with Iraq and worse than normal winter weather. These two factors tended to put many spending and hiring plans on hold. In particular job creation, a key ingredient to a sustained expansion, floundered throughout the period, much as it did in the "stealth" recovery of 1991. Businesses limited new capital spending over the period, focusing primarily on information technology projects rather than new structures. The modest pace of the expansion kept downward pressure on most prices, with the Consumer Price Index up only 2.1% over the year ending in May. By early 2003, the possibility of deflation (falling prices) became an issue for the Federal Reserve.

On the positive side, the expansion was supported by further declines in interest rates and a third round of tax cuts by the Bush Administration, boosting the housing market, spending, and consumer confidence despite the weak job climate. Over the twelve months stocks generally fell, though there was evidence of a cyclical bottom by the end of the first quarter. The S&P 500 Index lost 8.1% on a total return basis for the year, while the S&P 600 SmallCap Index dropped 10.9%.

While the volatility in the STIClassic Life Vision Aggressive Growth Fund (the "Fund") was relatively limited, the exposure to the small-cap and international equity sectors was a drag on overall returns.

Our outlook for the economy is positive, and we believe growth will gain momentum in the coming quarters. In addition, we expect monetary and fiscal policies to remain supportive during this time, until the expansion becomes self-sustaining and the risk of deflation is eliminated. Equities should benefit from a stronger economy, but some pockets of weakness could continue as weaker companies are weeded out. The diversified approach in the Fund should help mitigate that risk.

We wish to take this opportunity to thank you again for the confidence you have placed with us in managing your funds in the STI Classic Life Vision Aggressive Growth Fund. We will strive to keep that trust in the coming year.


                                                 /s/David E. West

                                                 David E. West
                                                 Managing Director


                                                 /s/Alan M. Gayle

                                                 Alan M. Gayle
                                                 Managing Director

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
1 Years            3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-10.36%            -4.92%           -0.23%          6.87            7.28%         107.95%
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*

          STI Classic
          Life Vision                                 Salomon
          Aggressive                                  3-Month                     Russell        MSCI          Russell      Russell
         Growth Fund,     90/10         S&P 500      Treasury    61/15/12/10/02    1000          EAFE          2000         Midcap
             Trust        Hybrid:**      Index       Bill Index     Hybrid:**      Index         Index         Index        Index
5/31/93     10,000        10,000         10,000        10,000        10,000        10,000        10,000        10,000        10,000
5/94        10,134        10,416         10,423        10,325        10,613        10,413        11,357        10,872        10,560
5/95        11,320        12,355         12,523        10,863        12,138        12,388        11,919        11,992        12,232
5/96        13,890        15,562         16,082        11,458        15,141        16,038        13,191        16,296        15,723
5/97        16,095        19,745         20,811        12,061        18,060        20,391        14,187        17,431        18,439
5/98        19,668        25,275         27,193        12,693        22,378        26,653        15,763        21,134        23,479
5/99        21,088        30,222         32,917        13,296        25,395        32,066        16,450        20,565        25,594
5/00        22,617        33,262         36,367        13,989        28,516        35,901        19,270        22,603        28,988
5/01        23,311        30,305         32,530        14,800        26,283        32,034        15,950        23,890        30,417
5/02        21,689        26,599         28,025        15,189        23,818        27,761        14,419        23,770        29,316
5/03        19,442        24,753         25,766        15,412        22,091        25,621        12,645        21,826        27,792


B SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
1 Years            3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-10.58%            -5.00%           -0.28%          6.85            7.26%         107.42%    Without CDSC
------------------------------------------------------------------------------------------
-15.04%            -6.09%           -0.58%        With CDSC
------------------------------------------

 [Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT*

             STI Classic
             Life Vision                             Salomon
             Aggressive                               3-Month                   Russell      MSCI         Russell      Russell
            Growth Fund,    90/10       S&P 500      Treasury    61/15/12/10/02 1000         EAFE         2000         Midcap
             B Shares      Hybrid:**    Index       Bill Index     Hybrid:**    Index        Index        Index        Index
5/31/93       10,000       10,000       10,000       10,000        10,000       10,000       10,000       10,000       10,000
5/94          10,134       10,416       10,423       10,325        10,613       10,413       11,357       10,872       10,560
5/95          11,320       12,355       12,523       10,863        12,138       12,388       11,919       11,992       12,232
5/96          13,890       15,562       16,082       11,458        15,141       16,038       13,191       16,296       15,723
5/97          16,095       19,745       20,811       12,061        18,060       20,391       14,187       17,431       18,439
5/98          19,668       25,275       27,193       12,693        22,378       26,653       15,763       21,134       23,479
5/99          21,088       30,222       32,917       13,296        25,395       32,066       16,450       20,565       25,594
5/00          22,617       33,262       36,367       13,989        28,516       35,901       19,270       22,603       28,988
5/01          23,311       30,305       32,530       14,800        26,283       32,034       15,950       23,890       30,417
5/02          21,689       26,599       28,025       15,189        23,818       27,761       14,419       23,770       29,316
5/03          19,394       24,753       25,766       15,412        22,091       25,621       12,645       21,826       27,792





Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June 1997, when the Fund began operating, the performance quoted reflects past performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

**Previously the Fund's return had been compared to the 61/15/12/10/2 Hybrid, but the Adviser believes that the 90/10 Hybrid is more representative of the Fund's investment universe.

(1) Trust Shares were offered beginning on June 30, 1997.

(2) B Shares were offered beginning on March 11, 2003. B Shares' performance for the periods prior to March 11, 2003 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the B Shares. If it had, performance would have been lower than that shown. The cumulative total return of the B shares from its inception date of March 11, 2003 to May 31, 2003 was 18.03%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                    STI CLASSIC LIFE VISION CONSERVATIVE FUND
                    -----------------------------------------


The STI Classic Life Vision Conservative Fund (the "Fund"), the newest member of Life Vision family of diversified portfolios, got off to a good start in May 2003 amid an economically, financially and politically turbulent environment.

The economy continued to grow, but the pace remained sluggish by historical standards. Part of the reason was the limited severity of the recession, but an important factor accounting for the slow pace was the war with Iraq and worse than normal winter weather. These two factors tended to put many spending and hiring plans on hold. In particular job creation, a key ingredient to a sustained expansion, floundered throughout the period, much as it did in the "stealth" recovery of 1991. Businesses limited new capital spending over the period, focusing primarily on information technology projects rather than new structures. The modest pace of the expansion kept downward pressure on most prices, with the Consumer Price Index up only 2.1% over the year ending in May. By early 2003, the possibility of deflation (falling prices) became an issue for the Federal Reserve.

On the positive side, the expansion was supported by further declines in interest rates and a third round of tax cuts by the Bush Administration, boosting the housing market, spending, and consumer confidence despite the weak job climate. Moreover, as corporate profits continued to recover, investors began to return to the markets. Stocks and bonds gained in the opening month of the Fund. The diversified blend in the Fund performed well against its peers. The overweight position in credit sensitive bonds, in addition to a diversified portfolio of stocks, allowed the Fund to perform well in the opening month.

Our outlook for the economy is positive, and we believe growth will gain momentum in the coming quarters. In addition, we expect monetary and fiscal policies to remain supportive during this time, until the expansion becomes self-sustaining and the risk of deflation is eliminated. In this environment, we will maintain our exposure to both equities and bonds, and we will emphasize sectors that are probable beneficiaries of stronger growth.

We wish to take this opportunity to thank you again for the confidence you have placed with us in managing your funds in the STI Classic Life Vision Conservative Fund. We will strive to keep that trust in the coming year.


                                                 /s/David E. West

                                                 David E. West
                                                 Managing Director


                                                 /s/Alan M. Gayle

                                                 Alan M. Gayle
                                                 Managing Director

B SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

  Cumulative
   Inception
    to Date

------------
     4.30%      Without CDSC
------------
    -0.70       With CDSC
------------

 [Chart Omitted] [Plot Points follow]

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT

            STI Classic
            Life Vision               70/20/10                  Lehman U.S.                                 Salomon 3-Month
         Conservative Fund,            Hybrid                  Aggregate Bond              S&P 500           Treasury Bill
             B Shares                Benchmark:                   Index                     Index                Index
3/31/03       10,000                   10,000                     10,000                    10,000               10,000
5/03          10,482                   10,466                     10,271                    11,394               10,020


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) B Shares were offered beginning on March 11, 2003.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                 STI CLASSIC LIFE VISION GROWTH AND INCOME FUND
                 ----------------------------------------------


Diversified portfolios continued to provide relative stability during the past year and a good defense against what proved to be an economically, financially and politically turbulent climate.

The economy continued to grow, but the pace remained sluggish by historical standards. Part of the reason was the limited severity of the recession, but an important factor accounting for the slow pace was the war with Iraq and worse than normal winter weather. These two factors tended to put many spending and hiring plans on hold. In particular job creation, a key ingredient to a sustained expansion, floundered throughout the period, much as it did in the "stealth" recovery of 1991. Businesses limited new capital spending over the period, focusing primarily on information technology projects rather than new structures. The modest pace of the expansion kept downward pressure on most prices, with the Consumer Price Index up only 2.1% over the year ending in May. By early 2003, the possibility of deflation (falling prices) became an issue for the Federal Reserve.

On the positive side, the expansion was supported by further declines in interest rates and a third round of tax cuts by the Bush Administration, boosting the housing market, spending, and consumer confidence despite the weak job climate. Over the twelve months, bonds outperformed stocks. The Lehman Aggregate Bond Index returned 11.6% for the year ended May 31, 2003 while the S&P 500 Index lost 8.1%.

The diversified blend in the portfolio performed well against its peers despite this challenging environment. While stocks of all types lagged, bond positions appreciated, offsetting a portion of the equity weakness. Moreover, a modest position in the high yield market, initiated at the end of 2002, performed particularly well, and further enhanced fund returns.

Our outlook for the economy is positive, and we believe growth will gain momentum in the coming quarters. In addition, we expect monetary and fiscal policies to remain supportive during this time, until the expansion becomes self-sustaining and the risk of deflation is eliminated. In this environment, we will be overweight equities and underweight bonds, and we will emphasize sectors that are probable beneficiaries of stronger growth.

We wish to take this opportunity to thank you again for the confidence you have placed with us in managing your funds in the STI Classic Life Vision Growth and Income Fund. We will strive to keep that trust in the coming year.


                                                 /s/David E. West

                                                 David E. West
                                                 Managing Director


                                                 /s/Alan M. Gayle

                                                 Alan M. Gayle
                                                 Managing Director

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-5.16%             -0.73%            2.00%          6.85%           7.11%         104.54%
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                       COMPARISON OF CHANGE IN THE VALUE
                            OF A $10,000 INVESTMENT


         STI Classic Life Vision                                                         Salomon
               Growth and             60/25/10                        Lehman U.S.        3-Month
              Income Fund,            60/25/10       S&P 500           Aggregate         Treasury
              Trust Shares            Hybrid:**       Index           Bond Index        Bill Index
5/31/93          10,000                10,000         10,000            10,000            10,000
5/94             10,107                10,328         10,423            10,069            10,325
5/95             11,255                12,028         12,523            11,227            10,863
5/96             13,154                14,390         16,082            11,719            11,458
5/97             14,869                17,483         20,811            12,694            12,061
5/98             17,562                21,509         27,193            14,080            12,693
5/99             18,728                24,867         32,197            14,691            13,296
5/00             19,816                26,878         36,367            15,001            13,989
5/01             21,067                26,040         32,530            16,967            14,800
5/02             20,441                24,253         28,025            18,344            15,189
5/03             19,386                23,788         25,766            20,468            15,412


                                                      Merrill
                                                     1-5 Year
                                        Russell     US Corporate/    Lehman U.S.                        Russell       Russell
            40/17/16/13/12/2             1000        Government     Government/        MSCI EAFE         2000         Midcap
                 Hybrid:                 Index          Index        Credit Index         Index          Index         Index
5/31/93          10,000                  10,000         10,000          10,000           10,000          10,000       10,000
5/94             10,511                  10,413         10,175          10,101           11,357          10,872       10,560
5/95             11,889                  12,388         11,035          11,274           11,919          11,992       12,232
5/96             14,157                  16,038         11,590          11,736           13,191          16,296       15,723
5/97             16,339                  20,391         12,393          12,663           14,187          17,431       18,439
5/98             19,597                  26,653         13,353          14,117           15,763          21,134       23,479
5/99             21,668                  32,066         14,059          14,690           16,450          20,565       25,594
5/00             23,796                  35,901         14,551          14,968           19,270          22,603       28,988
5/01             23,335                  32,034         16,188          16,894           15,950          23,890       30,417
5/02             22,359                  27,761         17,337          18,218           14,419          23,770       29,316
5/03             21,970                  25,621         18,821          20,871           12,645          21,826       27,792



B SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years       5 Years         10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-5.17%              -0.73%        1.99%            6.84%           7.11%          104.51%    Without CDSC
------------------------------------------------------------------------------------------
-9.85%              -1.95%        1.69%          With CDSC
----------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT


           STI Classic Life Vision                                                        Salomon
               Growth and                                             Lehman U.S.         3-Month
              Income Fund,            60/25/10       S&P 500           Aggregate         Treasury
                B Shares             Hybrid:**        Index           Bond Index        Bill Index
5/31/93          10,000                10,000         10,000            10,000            10,000
5/94             10,107                10,328         10,423            10,069            10,325
5/95             11,255                12,028         12,523            11,227            10,863
5/96             13,154                14,390         16,082            11,719            11,458
5/97             14,869                17,483         20,811            12,694            12,061
5/98             17,562                21,509         27,193            14,080            12,693
5/99             18,728                24,867         32,197            14,691            13,296
5/00             19,816                26,878         36,367            15,001            13,989
5/01             21,067                26,040         32,530            16,967            14,800
5/02             20,441                24,253         28,025            18,344            15,189
5/03             19,384                23,788         25,766            20,468            15,412


                                                      Merrill
                                                      1-5 Year
                                       Russell      US Corporate/     Lehman U.S.                        Russell       Russell
            40/17/16/13/12/2             1000         Government      Government/       MSCI EAFE         2000          Midcap
                 Hybrid:                Index          Index         Credit Index         Index           Index         Index
5/31/93          10,000                10,000         10,000           10,000            10,000           10,000        10,000
5/94             10,511                10,413         10,175           10,101            11,357           10,872        10,560
5/95             11,889                12,388         11,035           11,274            11,919           11,992        12,232
5/96             14,157                16,038         11,590           11,736            13,191           16,296        15,723
5/97             16,339                20,391         12,393           12,663            14,187           17,431        18,439
5/98             19,597                26,653         13,353           14,117            15,763           21,134        23,479
5/99             21,668                32,066         14,059           14,690            16,450           20,565        25,594
5/00             23,796                35,901         14,551           14,968            19,270           22,603        28,988
5/01             23,335                32,034         16,188           16,894            15,950           23,890        30,417
5/02             22,359                27,761         17,337           18,218            14,419           23,770        29,316
5/03             21,970                25,621         18,821           20,871            12,645           21,826        27,792


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

**Previously the Fund's return had been compared to the 40/17/16/13/12/2 Hybrid, but the Adviser believes that the 65/25/10 Hybrid is more representative of the Fund's investment universe.

(1) Trust Shares were offered beginning on June 30, 1997.

(2) B Shares were offered beginning on March 11, 2003. B Shares' performance for the periods prior to March 11, 2003 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the B Shares. If it had, performance would have been lower than that shown. The cumulative total return of the B Shares from its inception date of March 11, 2003 to May 31, 2003 was 15.57%

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                  STI CLASSIC LIFE VISION MODERATE GROWTH FUND
                  --------------------------------------------


Diversified portfolios continued to provide relative stability during the past year and a good defense against what proved to be an economically, financially and politically turbulent climate.

The economy continued to grow, but the pace remained sluggish by historical standards. Part of the reason was the limited severity of the recession, but an important factor accounting for the slow pace was the war with Iraq and worse than normal winter weather. These two factors tended to put many spending and hiring plans on hold. In particular job creation, a key ingredient to a sustained expansion, floundered throughout the period, much as it did in the "stealth" recovery of 1991. Businesses limited new capital spending over the period, focusing primarily on information technology projects rather than new structures. The modest pace of the expansion kept downward pressure on most prices, with the Consumer Price Index up only 2.1% over the year ending in May. By early 2003, the possibility of deflation (falling prices) became an issue for the Federal Reserve.

On the positive side, the expansion was supported by further declines in interest rates and a third round of tax cuts by the Bush Administration, boosting the housing market, spending, and consumer confidence despite the weak job climate. Over the twelve months, bonds outperformed stocks. The Lehman Aggregate Bond Index returned 11.6% for the year ended May 31, 2003 while the S&P 500 Index lost 8.1%.

The diversified blend in the Moderate Growth portfolio performed well against its peers despite this challenging environment. While stocks of all types lagged, bond positions appreciated, offsetting a portion of the equity weakness. Moreover, a modest position in the high yield market, initiated at the end of 2002, performed particularly well, and further enhanced fund returns.

Our outlook for the economy is positive, and we believe growth will gain momentum in the coming quarters. In addition, we expect monetary and fiscal policies to remain supportive during this time, until the expansion becomes self-sustaining and the risk of deflation is eliminated. In this environment, we will be overweight equities and underweight bonds, and we will emphasize sectors that are probable beneficiaries of stronger growth.

We wish to take this opportunity to thank you again for the confidence you have placed with us in managing your funds in the STI Classic Life Vision Moderate Growth Fund. We will strive to keep that trust in the coming year.


                                                 /s/David E. West

                                                 David E. West
                                                 Managing Director


                                                 /s/Alan M. Gayle

                                                 Alan M. Gayle
                                                 Managing Director

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years       5 Years          10 Years         to Date        to Date
------------------------------------------------------------------------------------------
-2.21%              0.46%         2.43%            6.52%            6.79%          98.24%
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                                                                                         Salomon
            STI Classic Life                                          Lehman U.S.        3-Month
             Vision Moderate          50/40/10        S&P 500          Aggregate         Treasury
           Growth Fund, Trust         Hybrid:**        Index          Bond Index        Bill Index
05/31/93         10,000                10,000         10,000           10,000             10,000
5/94             10,059                10,275         10,423           10,069             10,325
5/95             11,172                11,834         12,523           11,227             10,863
5/96             12,752                13,726         16,082           11,719             11,458
5/97             14,246                16,239         20,811           12,694             12,061
5/98             16,682                19,497         27,193           14,080             12,693
5/99             17,761                22,055         32,917           14,691             13,296
5/00             18,553                23,565         36,367           15,001             13,989
5/01             19,533                23,657         32,530           16,967             14,800
5/02             19,236                22,810         28,025           18,344             15,189
5/03             18,811                23,048         25,766           20,468             15,412


                                                       Merrill
                                                      1-5 Year
                                       Russell      US Corporate/     Lehman U.S.                        Russell      Russell
            27/26/22/14/10/1            1000         Government       Government/        MSCI EAFE        2000         Midcap
                 Hybrid:                Index          Index         Credit Index         Index           Index        Index
5/31/93          10,000                10,000          10,000           10,000            10,000          10,000       10,000
5/94             10,471                10,413          10,175           10,101            11,357          10,872       10,560
5/95             11,708                12,388          11,035           11,274            11,919          11,992       12,232
5/96             13,472                16,038          11,590           11,736            13,191          16,296       15,723
5/97             15,195                20,391          12,393           12,663            14,187          17,431       18,439
5/98             17,746                26,653          13,353           14,117            15,763          21,134       23,479
5/99             19,301                32,066          14,059           14,690            16,450          20,565       25,594
5/00             20,936                35,901          14,551           14,968            19,270          22,603       28,988
5/01             21,122                32,034          16,188           16,894            15,950          23,890       30,417
5/02             20,833                27,761          17,337           18,218            14,419          23,770       29,316
5/03             21,041                25,621          18,821           20,871            12,645          21,826       27,792



B SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2002)

------------------------------------------------------------------------------------------
                                                                 Annualized     Cumulative
                                                                  Inception      Inception
One Year           3 Years          5 Years       10 Years         to Date        to Date
------------------------------------------------------------------------------------------
 -2.47%             0.37%            2.38%          6.49            6.76%          97.72%     Without CDSC
------------------------------------------------------------------------------------------
 -7.26%            -0.76%            2.08%          With CDSC
---------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT


            STI Classic Life                                                             Salomon
             Vision Moderate                                         Lehman U.S.         3-Month
              Growth Fund,            50/40/10        S&P 500         Aggregate         Treasury
                B Shares              Hybrid:**        Index         Bond Index         Bill Index
05/31/93         10,000                10,000          10,000          10,000             10,000
05/94            10,059                10,275          10,423          10,069             10,325
05/95            11,172                11,834          12,523          11,227             10,863
05/96            12,752                13,726          16,082          11,719             11,458
05/97            14,246                16,239          20,811          12,694             12,061
05/98            16,682                19,497          27,193          14,080             12,693
05/99            17,761                22,055          32,917          14,691             13,296
05/00            18,553                23,565          36,367          15,001             13,989
05/01            19,533                23,657          32,530          16,967             14,800
05/02            19,236                22,810          28,025          18,344             15,189
05/03            18,761                23,048          25,766          20,468             15,412



                                                      Merrill
                                                      1-5 Year
                                       Russell     U.S. Corporate/      Lehman U.S.                       Russell       Russell
               27/26/22/14/10/1         1000         Government        Government/        MSCI EAFE        2000          Midcap
                  Hybrid               Index           Index          Credit Index         Index           Index         Index
5/31/93           10,000               10,000          10,000            10,000            10,000          10,000        10,000
5/94              10,471               10,413          10,175            10,101            11,357          10,872        10,560
5/95              11,708               12,388          11,035            11,274            11,919          11,992        12,232
5/96              13,472               16,038          11,590            11,736            13,191          16,296        15,723
5/97              15,195               20,391          12,393            12,663            14,187          17,431        18,439
5/98              17,746               26,653          13,353            14,117            15,763          21,134        23,479
5/99              19,301               32,066          14,059            14,690            16,450          20,565        25,594
5/00              20,936               35,901          14,551            14,968            19,270          22,603        28,988
5/01              21,122               32,034          16,188            16,894            15,950          23,890        30,417
5/02              20,833               27,761          17,337            18,218            14,419          23,770        29,316
5/03              21,041               25,621          18,821            20,871            12,645          21,826        27,792


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

 *For periods prior to June 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation pogram was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

**Previously the Fund's return had been compared to the 27/26/22/14/10/1
  Hybrid, but the Adviser believes that the 50/40/10 Hybrid is more representative of the Fund's universe.

(1) Trust Shares were offered beginning on June 30, 1997.

(2) B Shares were offered beginning on March 11, 2003. B Shares' performance for the periods prior to March 11, 2003 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the B Shares. If it had, performance would have been lower than that shown. The cumulative total return of the B Shares from its inception date of March 11, 2003 to May 31, 2003 was 12.22%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                         STI CLASSIC MID-CAP EQUITY FUND
                        --------------------------------


The STI Classic Mid-Cap Equity Fund ("the Fund") seeks capital appreciation by investing primarily in the stocks of companies, with a market capitalization between $500 million and $10 billion, or in the Russell Midcap Index. Mid cap securities that offer above average stock price appreciation relative to other securities in the same economic sector drive the investment philosophy. Proprietary, sector based models to rank stocks, are utilized in each sector in the mid cap market. These models utilize fundamental stock characteristics such as growth rates and cashflows. Fundamental research is used in the creation, maintenance, and enhancement of the sector based models to reflect changes in the mid cap market.

For the fiscal year ending May 31, 2003 the Fund returned -10.73% (Trust Shares) versus a return of -5.2% for the Russell Midcap Index. In the past, a mixture of Mid Cap Core and Mid Cap Growth Benchmarks and Peer Groups have been used. The Fund underwent a portfolio management change in February of 2003. Going forward, while reference will be made to various Benchmarks and Peer Groups to describe what the market is rewarding, the Benchmark will be the Russell Midcap Index. It is expected, in due time, that the Fund will be moved to the Morningstar Mid Cap Core Peer Group. The underperformance for the one year ended May 31, 2003 can be primarily attributed to stock selection in the Consumer Discretionary and Technology Sectors as well as Sector Allocation percentages. In April 2003, changes were made in the portfolio to enhance the stock selection process, and also to reduce the overall risk in the portfolio relative to the benchmark. The sector and portfolio characteristic changes are included below.


                                                             SECTOR WEIGHTS

                                                      Russell
                                                      Midcap                     Fund                       Fund
           Sector                                     5/31/03                   2/28/03                    5/31/03
           ----------                                ----------                ----------                 ----------
           FINANCIALS                                 19.9%                     14.2%                      19.1%
           Consumer Discretionary                     17.6%                     19.0%                      14.2%
           INFORMATION TECHNOLOGY                     16.4%                     10.4%                      15.3%
           Healthcare                                 12.6%                     13.7%                      10.9%
           INDUSTRIALS                                 9.2%                     14.4%                      11.9%
           UTILITIES                                   7.9%                      1.7%                       7.5%
           Energy                                      5.8%                      7.6%                       7.9%
           Materials                                   5.4%                      4.1%                       2.9%
           Consumer Staples                            3.6%                      4.9%                       2.7%
           Telecomm services                           1.5%                      1.1%                       1.5%


                                                             CHARACTERISTICS

                                                      Russell                    Fund                       Fund
           Metric                                     Midcap                    2/28/03                    5/31/03
           ----------                                ----------                ----------                ----------
           Market Cap                                 $4.6bb                    $3.1bb                     $5.2bb
           Dividend Yield                              1.7%                      0.6%                       2.2%
           Price to Book                               1.9                       2.3                        1.9
           Price to Cashflow                           7.3                       8.4                        7.3


In the month of May 2003, the Fund returned 9.3% versus the Russell Midcap Index of 9.15%.

Looking forward, in the short term we believe the market will continue to reward those factors that it has rewarded year to date. That is, the market will continue to reward both ends of the Beta spectrum, as shown in a breakout by Quintile of the Highest to Lowest Beta Mid Cap stocks:

                                                                YTD to
                                                               6/13/2003
                                                              ------------
                Highest Beta          Quintile 1:               31.7%
                                      Quintile 2:               17.3%
                                      Quintile 3:               12.4%
                                      Quintile 4:               13.3%
                Lowest Beta           Quintile 5:               13.9%

At the High Beta end of the Beta continuum, the three year dearth of syndicate (IPO and secondary) financing activity has finally ended with most syndicate desks having significant visibility for the next month or two. At the Low Beta end of the continuum, the market is rewarding those stocks sporting a respectable dividend yield. This is likely due to recent changes in the recognition of dividends for tax purposes. While the syndicate window may only be open for a short time period, we think the market will continue to reward firms with an above average, defensible dividend yield. The portfolio is positioned to take advantage of these trends.

Additionally, as the market recovers, we think there will be continued interest in Midcap strategies due to its consistent performance versus other U.S. equity strategies. As of the end of 2002, the Russell Mid Cap Index has outperformed the Larger Cap Russell 1000, and the Smaller Cap Russell 2000 for the trailing 1, 3, 5, 10, and 15 year time periods.


                                                 /s/Kevin Shea

                                                 Kevin Shea, CFA
                                                 Co-Portfolio Manager


                                                 /s/Chad Deakins

                                                 Chad Deakins, CFA
                                                 Co-Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-10.73%            -9.43%           -2.11%          6.08%          73.36%
---------------------------------------------------------------------------
[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic
                   Mid-Cap              Russell             S&P
                Equity Fund,            Mid-Cap           Mid-Cap
                Trust Shares            Index*           400 Index
2/28/94            10,000               10,000            10,000
5/94                9,735                9,654             9,516
5/95               10,958               11,182            10,803
5/96               13,756               14,373            13,873
5/97               15,714               16,857            16,397
5/98               19,035               21,464            21,294
5/99               19,342               23,397            23,837
5/00               23,036               26,500            28,950
5/01               21,442               27,806            32,111
5/02               19,171               26,800            32,879
5/03               17,114               25,406            29,873


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
One Year           3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
-11.09%             -9.82%           -2.54%         5.58%          66.02%      Without Load
---------------------------------------------------------------------------
-14.43%            -10.97%           -3.27%         5.15%          59.79%      With Load
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                 STI Classic
                   Mid-Cap              Russell             S&P
                Equity Fund,            Mid-Cap           Mid-Cap
               Investor Shares          Index*           400 Index
1/31/94             9,625               10,000            10,000
5/94                9,471                9,522             9,381
5/95               10,603               11,030            10,650
5/96               13,247               14,178            13,676
5/97               15,070               16,627            16,164
5/98               18,168               21,172            20,992
5/99               18,381               23,079            23,498
5/00               21,790               26,140            28,539
5/01               20,191               27,428            31,655
5/02               17,970               26,435            32,412
5/03               15,977               25,061            29,449

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized     Cumulative
                                                  Inception      Inception
One Year           3 Years          5 Years        to Date        to Date
---------------------------------------------------------------------------
-11.71%            -10.39%          -3.13%          4.47%          41.79%       Without CDSC
---------------------------------------------------------------------------
-13.47%  With CDSC
--------
[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic
                   Mid-Cap              Russell             S&P
                Equity Fund,            Mid-Cap           Mid-Cap
                 Flex Shares            Index*           400 Index
6/30/95            10,000               10,000            10,000
5/96               11,839               12,436            12,339
5/97               13,385               14,585            14,584
5/98               16,035               18,571            18,940
5/99               16,125               20,244            21,201
5/00               19,006               22,929            25,749
5/01               17,508               24,059            28,561
5/02               15,488               23,188            29,243
5/03               13,674               21,983            26,570



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*Previously the Fund's return had been compared to the S&P Mid-Cap 400 Index, but the Adviser believes that the Russell Midcap Index is more representative of the Fund's investment universe.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       This page left intentionally blank.

                      STI CLASSIC MID CAP VALUE EQUITY FUND
                     ---------------------------------------


The STI Classic Mid Cap Value Equity Fund's ("the Fund") primary emphasis is capital appreciation. The Fund seeks to achieve this goal through investing in mid-cap (market capitalization between $1 billion and $12 billion) companies that are believed to be undervalued. Our philosophy is that potential superior returns can be gained by investing in solid companies that are trading at a discount to their history, their peers, or the market. The Fund utilizes a disciplined, bottoms-up approach of seeking out undervalued companies that display characteristics of financial strength. This examination is centered on the traditional financial statement analysis of balance sheets, income statements and statements of cash flows. Next, the Fund attempts to identify those companies with improving fundamentals and/or some catalyst that increase the likelihood of a company's value being realized. The Fund places more emphasis on valuation metrics such as Price/Sales, Enterprise Value/EBITDA and Long-Term Debt/Capitalization ratios versus the more common Price/Earnings and Price/Expected EPS Growth ratios.

In general, the past year has been a difficult market environment. We are not pleased with the Fund's -19.05% (Trust Shares) return over the past year. The underperformance versus the Russell Mid-Cap Value Index, which returned -5.7% over the same time period, was due primarily to stock selection in the Consumer Discretionary sector. The Fund's process typically yields companies in the early stages of an economic or company specific turnaround. Therefore, it is not uncommon for initial underperformance to occur in any one company or even a whole sector in such a limited time frame as we are looking at here. The primary underperformance was due to the Fund's holdings of Cablevision, Interpublic Group and Visteon. A constant re-evaluation is conducted for any shifts in fundamentals and barring a major adverse change, we typically allow more time for a stock or sector to improve. However, due to high leverage at Cablevision, accounting irregularities at Interpublic and a weakening domestic auto build for Visteon, all of these stocks have been sold from the portfolio. Over longer time periods, we would expect our investment process to yield superior returns.

The Fund's weighting in the Energy sector along with superior stock selection helped this area to have a positive impact on performance. The Fund's holdings in Valero (a refiner) and Tidewater (supply vessels) benefited from a rise in oil prices due to fairly strict adherence by OPEC to capacity cutbacks and the continued unrest in the Middle East. The valuations of many of the companies in this sector decreased as the market awaited the outcome of the war, and its impact on the supply/demand economics for oil and natural gas. Thus, the Fund's weightings in the Energy sector have been shifted to a more overweight position versus the benchmark.

Looking ahead, the Fund is positioned to benefit from an anticipated economic recovery by being overweight in Materials and Industrials. The recent increase in equity values due to the market anticipating a economic rebound in latter 2003 has reinforced the commitment of the Fund to continue its focus on owning stocks with high quality balance sheets, stable cash flows and superior management teams.


                                                 /s/Don Wordell

                                                 Don Wordell
                                                 Co-Portfolio Manager


                                                 /s/Dan Lewis

                                                 Dan Lewis
                                                 Co-Portfolio Manager

TRUST SHARES*
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)


--------------------------------------------
                 Annualized       Cumulative
                  Inception        Inception
One Year           to Date          to Date
--------------------------------------------
 -19.05%           -7.65%           -11.25%
--------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic
                Mid-Cap Value           Russell
                Equity Fund,            Mid-Cap
                Trust Shares          Value Index
11/30/01           10,000               10,000
5/02               10,965               11,212
5/03                8,876               10,570



FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)


--------------------------------------------
                 Annualized       Cumulative
                  Inception        Inception
One Year           to Date          to Date
--------------------------------------------
-19.58%            -8.27%           -12.15     Without CDSC
--------------------------------------------
-21.16%     With CDSC
--------


[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic
                Mid-Cap Value          Russell
                Equity Fund,            Mid-Cap
                 Flex Shares          Value Index
11/30/01           10,000               10,000
5/02               10,924               11,212
5/03                8,785               10,570


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                     STI CLASSIC SMALL CAP GROWTH STOCK FUND
                     ---------------------------------------


The STI Classic Small Cap Growth Stock Fund's (the "Fund") investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong business fundamentals will provide superior returns over time. Fund management believes in executing a disciplined and objective investment process and controlling risk through a broadly diversified portfolio. In selecting stocks for the Fund, the management team looks for companies with strong current and projected earnings growth, improving profitability trends, a strong balance sheet, and high quality earnings. In addition, the business fundamentals of each company are rigorously scrutinized to determine the sustainability of a company's earnings growth prospects. Lastly, the Fund focuses on those companies that have the best combination of the above characteristics and purchases them at reasonable valuations. The portfolio holdings are spread across a broad spectrum of industries and economic sectors.

This latest fiscal year 2003 represented an inflection point in the market and a turning point in many key trends that had been in place for the last couple of years. The technology bubble appeared to have reached full deflation as many technology, internet, and telecom companies either went bankrupt or reached their ultimate price lows in October. At their lows, many of these companies were trading at or below their tangible book value, and in many cases, trading at or below cash equivalents value on their balance sheet. While the NASDAQ Composite Index lost approximately 1% for the fiscal year, the Index was up approximately 32% from its lows through the end of May 2003. Another trend that reversed course was the performance of growth stocks versus value stocks. Value outperformed growth for 2 1/2 years through October 2002. Toward the latter part of this fiscal year and the beginning of calendar year 2003, growth stocks have picked up steam and have started to outperform value. And last, the trend of small cap stocks outperforming large cap stocks seemed to dissipate as economic worries and the war with Iraq loomed on the horizon. Small stocks tend to under perform when risk premiums widen due to an uncertain economic and/or investment climate. This turned out to be the case as large cap stocks outperformed small caps for three quarters in a row from June 30, 2002 to March 31, 2003. However, as the Iraq war played itself out with a positive conclusion, this uncertainty was all but eliminated from investors' minds. Small cap stocks once again took center stage for the last 2 months of the fiscal year. The S&P Small Cap 600 Index finished the May 2003 fiscal year with a -10.9% return, while the S&P 500 Index posted a -8.1% return for the year.

The overall market seemed to bottom last October with a test of the lows seen in March 2003. In addition to the removal of war risk, the markets were spurred upward by stronger than expected 1st quarter corporate earnings reports, the ultimate passage of the Bush tax cut and stimulus package, new lows in bond yields and mortgage rates, and supportive comments by Fed Chairman Alan Greenspan. The Fed Chairman's comments established a shift in policy stance toward easy monetary policy to fight deflation. The new lows in interest rates have spurred a continuation of the healthy housing market and another wave of mortgage refinancing, re-igniting Consumer Discretionary, homebuilding, credit sensitive, and mortgage-related issues.

For the year ended May 31, 2003, the Fund returned -10.5% (Trust Shares) compared to the -10.9% and -6.9% return of the S&P 600 Small Cap Index and the S&P 600/Barra Growth Index, respectively. While the Fund's return trailed the growth style index, its return was just slightly ahead of its mutual fund peer group as the Lipper Small Cap Growth average posted a -10.7% return. The Fund's (Trust Shares) return ranked in the 46th percentile within the Lipper Small Cap Growth category.

With regard to sector performance, those sectors within the small cap market that performed best over the past year were Energy, Financials, Healthcare, and Utilities. Energy and Financials stocks were the standouts with +9.8% and +3.7% returns, respectively. Among these best performing sectors, the Fund maintained overweight positions within the Energy and Healthcare sectors during the year. This Energy overweight provided solid incremental performance to the Fund. Unfortunately, the Fund's substantial underweight in the Financials sector offset this positive contribution. Those sectors that performed most poorly were Consumer Staples, Industrials, Technology, and Materials. The Fund's overweight position within Technology heightened the negative impact from this under-performing sector.

Overall stock selection for the Fund was positive compared to the S&P 600 Index as the Fund's returns within the Industrials, Consumer Staples, and Financials sectors were substantially better than the comparable sector returns for the Index. Within Consumer Staples, the standout performer was Cott, the leading supplier of retail brand or private label soft drinks. The company's strong performance was driven by earnings growth of 41% over the past year. The company continues to gain market share with many of the largest national and regional grocery, mass merchandise and wholesale chains in the country. The Fund's best performing stock within the Financials sector was Doral Financial. Doral has been a holding since the Fund's inception. This Puerto Rico based financial institution provides banking, mortgage banking, insurance, and investment banking services. The company is the leading mortgage banking institution in Puerto Rico. The company has grown its earnings at a 36% compound annual growth rate over the last four years and accelerated over this past year to approximately 50% growth. While growth should moderate in 2003 to about 30%, the stock still trades at a modest multiple of 13x earnings. While the Fund has consistently taken profits, the company has remained a stalwart among the Fund's top ten holdings. Recently, Doral's market cap has risen above the Fund's $3 billion threshold; as a result, Fund management will develop an orderly exit strategy to eliminate the company from the portfolio in the near future.

Other top performing stocks during the year for the Fund include eResearch Technology, Taro Pharmaceuticals, Dot Hill Systems, Western Digital, Integra Life Sciences, Hyperion Solutions, Sierra Health Services, Genesis Microchip, Avocent, Gevity HR, Corinthian Colleges, Comstock Resources, Jos A Bank Clothiers, and K-Swiss. eResearch is a technology-based business that serves the pharmaceutical and biotech industry. The company's technology and services enable the pharma industry to capture, collect, interpret, and distribute cardiac safety and clinical data more efficiently, streamlining the clinical trials process. The company is expected to grow earnings by 120% in 2003 and 46% in 2004. Earnings estimates have increased dramatically for 2003, going from $0.32 to $0.48 per share since the beginning of the year. Dot Hill Systems is a designer and developer of mid-level data storage products. The company recently signed a substantial deal with Sun Microsystems to provide its storage devices to be used in Sun's servers and storage products. This agreement has led to a significant increase in the company's revenue stream and earnings outlook. This stock has appreciated nearly 200% since the Fund's purchase earlier this calendar year. Western Digital, one of the leading manufacturers of hard disk drives, has demonstrated solid earnings and revenue growth in an environment without real demand drivers. The real key to their business is the current rational supply and pricing practices of the company and the other members of the industry oligopoly. Going forward, an improvement in demand from a new PC cycle will be the next leg to this cyclical growth story. Earnings estimates have risen from $0.44 to $0.92 per share for 2003. Jos. A. Bank Clothiers, the men's retail clothier, has emerged as one of the top small cap growth stories in the retail sector. The company has been generating very strong same-store-sales that has enabled them to exceed earnings estimates and post strong quarterly earnings growth, even during the recent difficult consumer environment. The company's enhanced store expansion strategy, solid balance sheet, improving profitability, and rising earnings estimates give us confidence that the company can sustain these strong trends.

There were a couple of factors that provided a headwind to Fund performance for the year. The first calendar quarter of 2003 was particularly difficult for the Fund, representing the most substantial period of underperformance during the year. During this period and the year, the Fund experienced poor performance in several of its top ten holdings. These setbacks in some of the Fund's larger positions during the year had a significant negative impact on performance. Some of the companies that fall into this category include MTR Gaming, Nautilus, Accredo Health, Cryolife, and Chistopher & Banks. Cryolife, the largest negative contributor, cost the Fund approximately 1.3% in performance as the stock declined from $29 to approximately $2 per share. Additionally, Fund management was not able to capitalize on trading opportunities during the year, particularly in the technology sector. As a result, the Fund's overweight position in this sector became a burden as the overall trend in the sector was down.

The Fund's overall strategy will remain consistent, as outlined above. This investment approach and process has successfully stood the test of time and has certainly provided solid performance to the Fund's shareholders since the inception of the Fund. Fund management will, however, re-focus on the execution of the stock selection, portfolio construction, and sell discipline processes. Specifically, with regard to stock selection, Fund management will focus on companies demonstrating accelerating earnings and sales momentum and positive estimate revisions. In addition, companies should demonstrate improving profitability trends, strong organic (non-acquisition) growth, low-debt balance sheets, and a history of wealth creation for its shareholders. Fund management will continue to focus on the fundamental drivers and catalysts for continued business success that will drive sustainable earnings and revenue growth. And last, valuation analysis, even for growth investors, is absolutely critical to evaluate a stock's risk/reward potential. With regard to portfolio construction, Fund management will adhere to our stated objectives of controlling risk through broad diversification and maintaining an equal-weighted portfolio approach. As such, this includes trimming or taking profits more readily in oversized positions and a constant re-evaluation of the risk/reward potential of successful stocks and top holdings. Lastly, with regard to sell discipline, this is a daily task that Fund management focuses on as much as, or more than, the stock selection decision. Despite our focus and best efforts, there is always room for improvement in the execution of the discipline. The overall combined effect of these efforts is to maintain a portfolio of companies, on an ongoing basis, that exhibit a strong earnings trend profile, high profitability characteristics, strong fundamentals, and reasonable valuation.


                                                 /s/Mark D. Garfinkel

                                                 Mark D. Garfinkel, CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

-----------------------------------------------------------
                                  Annualized     Cumulative
                                   Inception      Inception
   One Year        3 Years          to Date        to Date
-----------------------------------------------------------
    -10.50%        -2.89%           12.07%         69.78%
-----------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic                           S&P Small Cap
              Small Cap Growth       S&P Small Cap       600/BARRA
                 Stock Fund,              600             Growth
                Trust Shares             Index            Index**
10/31/98           10,000               10,000            10,000
5/99               12,070               11,168            11,226
5/00               15,358               12,748            13,867
5/01               16,637               14,473            13,474
5/02               15,714               15,865            13,857
5/03               14,064               14,139            12,901



INVESTOR SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

-----------------------------------------------------------
                                  Annualized     Cumulative
                                   Inception      Inception
   One Year        3 Years          to Date*       to Date*
-----------------------------------------------------------
    -10.77%        -3.23%           11.78%         67.73%     Without Load
-----------------------------------------------------------
    -14.13%        -4.45%           10.86%         61.44%     With Load
-----------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic                           S&P Small Cap
              Small Cap Growth       S&P Small Cap       600/BARRA
                 Stock Fund,              600             Growth
               Investor Shares           Index            Index**
10/31/98            9,625               10,000            10,000
5/99               11,618               11,168            11,226
5/00               14,758               12,748            13,867
5/01               15,922               14,473            13,474
5/02               14,989               15,865            13,857
5/03               13,375               14,139            12,901


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

-----------------------------------------------------------
                                  Annualized     Cumulative
                                   Inception      Inception
   One Year        3 Years          to Date        to Date
-----------------------------------------------------------
    -11.40%        -3.88%           10.93%         61.92%     Without CDSC
-----------------------------------------------------------
    -13.14%    With CDSC
------------


[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic                           S&P Small Cap
              Small Cap Growth       S&P Small Cap       600/BARRA
                 Stock Fund,              600             Growth
                 Flex Shares             Index            Index**
10/31/98           10,000               10,000            10,000
5/99               12,004               11,168            11,226
5/00               15,119               12,748            13,867
5/01               16,206               14,473            13,474
5/02               15,153               15,865            13,857
5/03               13,425               14,139            12,901




Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.
(1) Investor Shares were offered beginning on December 12, 1999.

 *Investor Shares performance for the periods prior to December 12, 1999 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Investor Shares. If it had, performance would have been lower than that shown.
**Previously the Fund's return had been compared to the S&P Small Cap 600
  Index, but the Advisor believes that the S&P Small Cap 600/BARRA  Growth
  Index is more representative of the Fund's investment universe.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       This page left intentionally blank.

                     STI CLASSIC SMALL CAP VALUE EQUITY FUND
                     ---------------------------------------


Both small cap value equities and the STIClassic Small Cap Value Equity Fund (the "Fund") had negative total returns over the past year. However, the Fund outperformed the Russell 2000 Value Index for the past 12 months.

Much like last year, the stream of negative news and economic set backs continued throughout the year. Investors had a lot to overcome. Terrorist worries, falling consumer confidence, reduced spending, negative corporate earnings, and the possibility of falling back into a recession all took their toll. These events culminated with the war in Iraq that dominated the headlines and investor thinking throughout the year.

With the war now behind us, hope has returned to the market. Small caps should regain their leadership position as they did following the last Gulf War. At that time, small caps went on to beat large caps by 18% over the next 12 months. It appears that fiscal policy, monetary policy, the exchange rate, and a decrease in the price of oil might be enough to give the economy the boost we have waited for. The positive news stream continued throughout the first quarter, as reported earnings were surprisingly strong, particularly in small caps, the surge in refinancing continued, mutual fund flows turned positive, new mortgages and housing starts remained at high levels, tax cuts became effective, and most importantly consumer confidence began to bounce back.

While this is an impressive list of positives, we are still facing weak employment, state and local deficits, low operating rates, and struggling foreign economies. However we continue to believe that the positives outweigh the negatives and that the weak spots in the economy will be corrected.

Health Care stocks performed very well over the year. Materials and Consumer Discretionary stocks under performed in the Russell 2000 Value Index. The Fund added value through stock selection in the Utility, Consumer Discretionary, and Health Care sectors during the year.

We believe the economy will show positive growth in the next several quarters. Accordingly, the portfolio is more heavily invested in many of the economically sensitive companies and less so in the more defensive areas. We see small cap valuations as more attractive when compared to large caps and we continue to take advantage of selective international opportunities as they frequently offer a better risk/return trade off. We remain positive on the small cap value sector and on all of the companies the Fund owns.

We thank you for your continued interest in the Fund and look forward to continued success.


                                                 /s/Brett Barner

                                                 Brett Barner CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                Annualized       Cumulative
                                                 Inception        Inception
   One Year        3 Year           5 Years       to Date         to Date*
---------------------------------------------------------------------------
    -5.09%         15.70%            3.70%         13.31%          198.50%
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic                 Russell
           Small Cap Value Equity          2000 Value
             Fund, Trust Shares               Index
8/31/94            10,000                    10,000
5/95               11,432                    10,471
5/96               15,171                    13,273
5/97               20,138                    16,010
5/98               24,888                    20,280
5/99               20,229                    18,347
5/00               19,274                    18,300
5/01               26,194                    23,684
5/02               31,448                    27,336
5/03               29,848                    25,285


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
   One Year        3 Years          5 Years        to Date        to Date*
----------------------------------------------------------------------------
    -6.10%        14.46%            2.63%         12.51%          180.44%      Without CDSC
----------------------------------------------------------------------------
    -7.98%     With CDSC
-----------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic                 Russell
           Small-Cap Value Equity          2000 Value
              Fund, Flex Shares               Index
8/31/94            10,000                    10,000
5/95               11,432                    10,471
5/96               15,171                    13,273
5/97               20,138                    16,010
5/98               24,627                    20,280
5/99               19,819                    18,347
5/00               18,700                    18,300
5/01               25,114                    23,684
5/02               29,865                    27,336
5/03               28,043                    25,285



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to January 1997, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Flex Shares' performance for periods from January 1997 to June 1997 reflect performance of the Trust Shares. Trust Shares have lower expenses than Flex Shares, which results in higher performance for Flex Shares than it would have been had the expenses of that class been applied. The collective investment fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                   STI CLASSIC TAX SENSITIVE GROWTH STOCK FUND
                  --------------------------------------------


The STI Classic Tax Sensitive Growth Stock Fund ("the Fund") seeks to provide long-term growth of capital with nominal dividend income by investing primarily in a diversified portfolio of common stocks of financially strong U.S. growth companies. Emphasis is placed on high quality, large capitalization companies with above average earnings growth prospects. Generally, portfolio holdings will be in stocks of companies which are market leaders in their respective sector and industry.

The year ended May 31, 2003 was another poor one for the equity market as economic growth remained sluggish, corporate scandals continued, unemployment advanced and the war with Iraq became a reality. As the fiscal year ended, there were signs that perhaps the three year old "bear" market might be over as stocks rallied strongly when it became apparent that the conflict in Iraq would be resolved favorably and that the President's tax plan would be enacted. From its March low the S&P 500 Index rallied over 20%, however this was not enough to offset losses earlier in the fiscal year.

For the year ended May 31, 2003, the benchmark S&P 500 Index returned -8.1% and the Lipper Large-Cap Core Index returned -8.7%. The Fund (Trust Shares) underperformed during this period with a return of -10.6%.

The Fund's underperformance for the year was largely attributable to the poor relative returns of a few of the portfolio's Information Technology holdings. Throughout the year the Fund's weighting to this sector was increased as earnings trends improved and the prospects for stronger economic growth brightened. And while this decision proved to be a correct one in that the Information Technology sector was a relative outperformer for the year, several of the Fund's holdings experienced sharp selloffs as earnings disappointed.

Looking forward, we are optimistic that the U.S. economy will continue to recover and that the pace of this recovery will strengthen as the year progresses. Corporate earnings are improving and continued low levels of inflation allow the Federal Reserve the flexibility to cut interest rates, if necessary. Passage of the President's tax plan should further stimulate consumer spending. The Fund continues to emphasize stocks of those companies that can achieve above average growth in this environment.


                                                 /s/Stuart F. Van Arsdale

                                                 Stuart F. Van Arsdale, CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
   One Year        3 Years          5 Years        to Date         to Date
---------------------------------------------------------------------------
    -10.62%        -14.37%          -2.14%          6.12%          55.38%
---------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic
         Tax Sensitive Growth Stock          S&P 500
             Fund, Trust Shares               Index
12/31/95           10,000                    10,000
5/96               10,767                    10,966
5/97               13,971                    14,190
5/98               17,311                    18,542
5/99               22,402                    22,445
5/00               24,750                    24,797
5/01               19,995                    22,181
5/02               17,386                    19,109
5/03               15,540                    17,569




FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)


---------------------------------------------------------------------------
                                                 Annualized      Cumulative
                                                  Inception       Inception
   One Year        3 Years          5 Years        to Date         to Date
----------------------------------------------------------------------------
    -11.58%        -15.29%           -3.04%         5.46%          48.35%       Without CDSC
----------------------------------------------------------------------------
    -13.35%       With CDSC
------------


[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic
         Tax Sensitive Growth Stock          S&P 500
              Fund, Flex Shares               Index
12/31/95           10,000                    10,000
5/96               10,767                    10,966
5/97               13,971                    14,190
5/98               17,311                    18,542
5/99               22,309                    22,445
5/00               24,401                    24,797
5/01               19,506                    22,181
5/02               16,779                    19,109
5/03               14,836                    17,569


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to December 1998, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                       STI CLASSIC VALUE INCOME STOCK FUND
                       -----------------------------------


The STI Classic Value Income Stock Fund ("the Fund") seeks to provide current income with capital appreciation by investing primarily in dividend paying equity securities. The Fund's investment philosophy is based on our belief that dividends are not only an important component of total return but also a very useful tool that provides information about a company's future earnings potential. The Fund employs a very disciplined and methodical approach to portfolio construction. The bottom-up process has three key factors to consider in all investment decisions: 1) Minimum dividend criteria, 2) Low historical valuation and 3) A catalyst for improving fundamental business momentum which can cause an upward revaluation in the individual security. Our process seeks dividend-paying stocks that are trading at the lower end of historical valuation ranges. The companies identified for focus are in the midst of fundamental change that we expect will reignite investor interest. They tend to exhibit "Value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally have higher dividend yields.

The Fund's performance for the year ended May 31, 2003 was a -10.54% (Trust Shares) return versus -8.7% for the S&P 500/BARRA Value Index and -7.86% for the Russell 1000 Value Index. The market is cyclical and over the last several months growth has outperformed value. The Fund, as it always has, will remain committed to its value philosophy across all market cycles. The Fund benefited from superior stock picking in Utilities and an underweight position in Financials. This was offset by poor performance in Consumer Discretionary and Information Technology.

The Fund is currently overweighted in Industrial stocks where valuations are reasonable, balance sheets are strong and operating leverage will be significant when economic activity fully recovers. The Fund is underweighted in Financials where net interest margin compression and credit concerns remain issues. It is also interesting to note that dividends are starting to garner increased investor attention these days in light of recent changes in the Federal tax code. Approximately 35% of the companies with market capitalization in excess of $2 billion do not pay a dividend. Many of these companies are reconsidering their dividend policy and many companies that currently pay a dividend are considering raising it. The Fund's primary investment philosophy is anchored to this very belief that dividend policies offer the solid evidence that investors seek. The Fund's portfolio yield continues to be consistently above that of the S&P 500/BARRA Value Index and its peer group, indicating continued attention to maintaining a pure Value discipline.


                                                 /s/Mills A. Riddick

                                                 Mills A. Riddick, CFA
                                                 Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                               Annualized       Cumulative
                                                                Inception        Inception
One Year           3 Years          5 Years       10 Years      to Date*         to Date*
------------------------------------------------------------------------------------------
-10.54%            -0.57%            -0.45%          9.43%        11.01%           313.21%
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

               STI Classic Value      S&P 500/BARRA
              Income Stock Fund,          Value
                 Trust Shares             Index
5/31/93             10,000               10,000
5/94                10,998               10,744
5/95                13,094               12,578
5/96                16,749               15,892
5/97                20,464               19,938
5/98                25,191               25,705
5/99                27,995               29,069
5/00                25,050               29,819
5/01                28,579               31,946
5/02                27,527               27,023
5/03                24,626               24,674


INVESTOR SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                               Annualized       Cumulative
                                                                Inception        Inception
One Year           3 Years          5 Years       10 Years      to Date*         to Date*
------------------------------------------------------------------------------------------
-10.85%            -0.97%           -0.84%          8.99%        10.68%           296.78%    Without load
------------------------------------------------------------------------------------------
-14.20%            -2.22%           -1.60%          8.58%        10.37%           281.80%    With load
------------------------------------------------------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

              STI Classic Value      S&P 500/BARRA
             Income Stock Fund,          Value
               Investor Shares           Index
5/31/93             9,625               10,000
5/94               10,519               10,744
5/95               12,487               12,578
5/96               15,908               15,892
5/97               19,358               19,938
5/98               23,754               25,705
5/99               26,298               29,069
5/00               23,450               29,819
5/01               26,646               31,946
5/02               25,543               27,023
5/03               22,772               24,674

FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

------------------------------------------------------------------------------------------
                                                               Annualized       Cumulative
                                                                Inception        Inception
One Year           3 Years          5 Years       10 Years      to Date*         to Date*
------------------------------------------------------------------------------------------
-11.56%            -1.70%           -1.57%          8.46%        10.29%           278.13%     Without CDSC
------------------------------------------------------------------------------------------
-13.32%     With CDSC
--------


[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                STI Classic Value      S&P 500/BARRA
               Income Stock Fund,          Value
                   Flex Shares             Index
5/31/93             10,000                10,000
5/94                10,998                10,744
5/95                13,094                12,578
5/96                16,567                15,892
5/97                20,031                19,938
5/98                24,390                25,705
5/99                26,807                29,069
5/00                23,724                29,819
5/01                26,772                31,946
5/02                25,482                27,023
5/03                22,536                24,674

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to February 1993, when the Fund began operating, the performance quoted reflects performance of the Adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                            STI CLASSIC VANTAGE FUND
                            ------------------------


The STI Classic Vantage Fund ("the Fund") establishes long and short positions primarily in common stocks of U.S. companies. Using fundamental analysis, the Adviser buys stocks "long" that it believes will perform better than their peers, and sells stocks "short" that it believes will underperform their peers. A long position is established when the Adviser purchases a stock outright, and a short position is established when the Adviser sells a security that it has borrowed. Short positions may be used to partially hedge long positions or to garner returns from declines in security prices. From time to time, the Adviser may take defensive positions in cash or short-term debt securities. The Fund would initiate such defensive positions when the Adviser is concerned that short-term market volatility is unusually high or while the Adviser is reviewing and assessing the financial consequences of significant economic events.

The Fund's investment process originates with bottom-up analysis in which it analyzes the key drivers of companies and their stocks. This type of analysis enhances the Adviser's ability to evaluate the competitive advantages and market sustainability of individual companies. The Fund also continuously assesses the macroeconomic environment in order to identify influential industry, economic and financial market trends. If after conducting rigorous analysis the Adviser determines certain macro trends are significant, sustainable and under-appreciated by market participants, the Fund will take positions in companies whose key drivers stand to be impacted directly or indirectly by the identified trends.

The past year has been characterized by unusually high complexity and uncertainty for the equity markets. Investors have struggled to weigh concerns over anemic economic growth in recent months against hope for stronger economic activity in the future. This challenge has been complicated by the fact that the outlook for the U.S. economy has changed several times in the past twelve months. The prognosis for corporate profitability has also provided little investment clarity, as most companies indicated that they had little visibility into future earnings trends. The greatest uncertainty factor, however, appears to have come from the market's fixation with geopolitical events. Some investors have anticipated that resolution of global crises would unleash pent-up demand for various goods and services. Others have been concerned that geopolitical problems could deteriorate further. Still others have argued that geopolitical concerns are not as important as other structural problems in the U.S. economy.

The difficult environment of the past year was challenging for the Fund. The crosscurrents mentioned above complicated the Fund's investment strategies and led to suboptimal stock selection. The Fund's performance also suffered from its reluctance to make aggressive short sales while the possibility of a large geopolitical relief rally existed. While the market's rise near the end of the Fund's fiscal year supported this fear, the one-year investment returns suffered from a lack of short positions.

We do not expect the complexity and uncertainty experienced in the past twelve months to be repeated during the next year. Accordingly, we are optimistic that we can execute a much more effective investment strategy.


                                                 /s/Alan Kelley

                                                 Alan Kelley
                                                 Portfolio Manager

TRUST SHARES(1)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

--------------------------------------------
                 Annualized       Cumulative
                  Inception        Inception
   One Year        to Date          to Date
--------------------------------------------
    -12.44%        -10.60%          -15.50%
--------------------------------------------

[Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic           Wilshire         Lehman U.S.
                Vantage Fund,            5000           Government/
                 Trust Shares            Index         Credit Index
11/30/01           10,000               10,000             10,000
5/02                9,669                9,661             10,158
5/03                8,467                8,964             11,637


FLEX SHARES(2)
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2003)

--------------------------------------------
                 Annualized       Cumulative
                  Inception        Inception
   One Year        to Date          to Date
--------------------------------------------
    -12.97%        -11.02%          -16.10%     Without CDSC
--------------------------------------------
    -14.71%    With CDSC
------------

Chart Omitted] [Plot Points follow]

                        COMPARISON OF CHANGE IN THE VALUE
                             OF A $10,000 INVESTMENT

                 STI Classic           Wilshire         Lehman U.S.
                Vantage Fund,            5000           Government/
                 Flex Shares             Index         Credit Index
11/30/01           10,000               10,000             10,000
5/02                9,660                9,661             10,158
5/03                8,407                8,964             11,637


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Trust Shares were offered beginning on November 30, 2001.

(2) Flex Shares were offered beginning on March 11, 2002. Flex Shares performance for the periods prior to March 11, 2002 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Flex Shares. If it had, performance would have been lower than that shown.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



BALANCED FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (42.7%)
BASIC MATERIALS (0.3%)
   Praxair                                   14,000      $    840
                                                         --------
CAPITAL GOODS (2.8%)
   3M                                        12,000         1,518
   Danaher                                   18,000         1,204
   Eaton (D)                                 26,000         2,182
   Lockheed Martin                           76,000         3,528
                                                         --------
                                                            8,432
                                                         --------
COMMUNICATION SERVICES (1.7%)
   Fox Entertainment Group, Cl A*            46,400         1,304
   Nokia Oyj ADR                            125,000         2,255
   Tribune                                   32,800         1,636
                                                         --------
                                                            5,195
                                                         --------
CONSUMER CYCLICALS (7.9%)
   AutoZone*                                 21,000         1,757
   Bed Bath & Beyond*                        67,100         2,808
   Black & Decker                            30,000         1,299
   Brinker International*                    37,500         1,306
   CDW Computer Centers* (D)                 13,800           562
   Coach* (D)                                38,200         1,877
   Colgate-Palmolive                         21,500         1,282
   Family Dollar Stores                      38,500         1,403
   Gannett                                   24,800         1,959
   Gap (D)                                   97,500         1,658
   Gentex*                                   24,000           747
   Harley-Davidson (D)                       48,400         2,041
   Lowe's                                    90,000         3,803
   Ross Stores                               32,600         1,376
                                                         --------
                                                           23,878
                                                         --------
CONSUMER STAPLES (1.8%)
   Procter & Gamble                          21,600         1,983
   Starbucks*                                23,000           567
   Sysco                                     50,500         1,562
   Whole Foods Market*                       23,500         1,282
                                                         --------
                                                            5,394
                                                         --------
ENERGY (4.2%)
   Anadarko Petroleum                        33,000         1,626
   Apache                                    15,960         1,052
   BJ Services*                              16,000           651
   BP ADR                                    46,500         1,948
   Burlington Resources                      23,400         1,247
   Exxon Mobil                               86,500         3,149
   Noble*                                    31,600         1,127
   Schlumberger Ltd.                         16,800           817
   Valero Energy                             32,300         1,211
                                                         --------
                                                           12,828
                                                         --------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCE (8.5%)
   Aflac                                     52,000      $  1,711
   Allstate                                  58,500         2,105
   AMBAC Financial Group                     40,000         2,668
   American Express                          68,500         2,854
   Bank of America                           35,000         2,597
   Countrywide Financial                     50,000         3,683
   Freddie Mac                               69,400         4,151
   Marsh & McLennan                          20,000         1,003
   Progressive                                8,500           612
   SLM (D)                                   38,200         4,584
                                                         --------
                                                           25,968
                                                         --------
HEALTH CARE (7.7%)
   Allergan (D)                              21,200         1,529
   AmerisourceBergen                         14,900           934
   Amgen*                                    22,600         1,463
   Bausch & Lomb (D)                         36,700         1,392
   Becton Dickinson                           5,000           200
   Forest Laboratories*                      56,000         2,828
   Health Management
     Associates, Cl A (D)                   123,000         2,294
   Johnson & Johnson                         62,600         3,402
   Pfizer                                   100,000         3,102
   UnitedHealth Group                        32,000         3,070
   WellPoint Health Networks*                37,400         3,192
                                                         --------
                                                           23,406
                                                         --------
SERVICES (1.2%)
   Apollo Group, Cl A*                       65,000         3,797
                                                         --------
TECHNOLOGY (6.6%)
   Affiliated Computer
     Services, Cl A*                         49,700         2,303
   BEA Systems*                             108,000         1,171
   Cisco Systems*                           135,000         2,198
   EMC*                                      76,500           828
   Intel                                     52,000         1,084
   Mercury Interactive* (D)                  30,000         1,179
   Micron Technology*                       112,000         1,268
   Microsoft                                148,000         3,642
   Oracle*                                  237,000         3,083
   STMicroelectronics                        48,000         1,095
   Sun Microsystems*                        265,000         1,148
   Xilinx*                                   39,800         1,189
                                                         --------
                                                           20,188
                                                         --------
Total Common Stock
     (Cost $107,827)                                      129,926
                                                         --------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         FACE AMOUNT
                                            (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (12.1%)
   U.S. Treasury Bonds
     7.500%, 11/15/16                       $ 2,700      $  3,727
     6.250%, 08/15/23 to 05/15/30            10,175        12,858
     5.375%, 02/15/31                         6,400         7,436
   U.S. Treasury Note (D)
     5.875%, 11/15/05                        11,500        12,726
                                                         --------
Total U.S. Treasury Obligations
     (Cost $33,601)                                        36,747
                                                         --------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (11.5%)

FNMA
     7.000%, 05/01/32                         3,552         3,742
     6.500%, 02/01/17 to 07/01/32             2,881         3,007
     6.000%, 09/01/17                         2,687         2,799
     5.000%, 06/01/29                         5,891         6,044
     4.500%, 06/18/18                         3,933         4,031
   GNMA
     8.500%, 04/15/31                         1,787         1,931
     8.000%, 08/15/31 to 09/15/31             5,163         5,581
     7.000%, 04/15/32 to 07/15/32             2,795         2,946
     6.000%, 12/15/31                         4,857         5,090
                                                         --------
Total U.S. Government Mortgage-Backed Obligations
     (Cost $34,428)                                        35,171
                                                         --------
CORPORATE OBLIGATIONS (23.2%)
CAPITAL GOODS (1.7%)
   Alcoa
     4.250%, 08/15/07                         1,400         1,491
   General Dynamics
     4.250%, 05/15/13                           650           663
     2.125%, 05/15/06                           775           779
   Masco (D)
     5.875%, 07/15/12                           650           726
   Northrop Grumman
     7.125%, 02/15/11                           625           758
   Weyerhaeuser
     7.950%, 03/15/25                           575           713
                                                         --------
                                                            5,130
                                                         --------
COMMUNICATION SERVICES (1.0%)
   Ameritech Capital Funding
     6.450%, 01/15/18                         1,250         1,479
   AT&T Broadband
     9.455%, 11/15/22                           635           874
   CBS
     7.875%, 09/01/23                           600           769
                                                         --------
                                                            3,122
                                                         --------


--------------------------------------------------------------------------------
                                         FACE AMOUNT
                                            (000)      VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS (1.5%)
   Cardinal Health
     4.450%, 06/30/05                        $  300      $    316
   DaimlerChrysler, Ser D, MTN
     3.400%, 12/15/04                         1,300         1,322
   Ford Motor
     6.625%, 10/01/28                           750           637
   Kroger (D)
     5.500%, 02/01/13                           700           746
   Nordstrom
     8.950%, 10/15/05                           600           686
   Viacom (D)
     5.625%, 05/01/07                           850           950
                                                         --------
                                                            4,657
                                                         --------
CONSUMER STAPLES (1.4%)
   Coca-Cola Enterprises
     8.500%, 02/01/22                         1,550         2,154
   ConAgra Foods
     7.500%, 09/15/05                           650           726
   Diageo Capital
     3.500%, 11/19/07                           750           777
     3.375%, 03/20/08                           750           771
                                                         --------
                                                            4,428
                                                         --------
ENERGY (1.3%)
   Anadarko Petroleum
     3.250%, 05/01/08                         1,050         1,052
   Conoco
     6.950%, 04/15/29                         1,100         1,357
   Kerr-McGee
     5.875%, 09/15/06                           425           465
     5.375%, 04/15/05                           275           290
   Petroleos Mexicanos
     9.250%, 03/30/18                           650           786
                                                         --------
                                                            3,950
                                                         --------
FINANCE (12.5%)
   Allstate
     7.875%, 05/01/05                         1,850         2,058
   Bank of America
     6.500%, 03/15/06                         1,725         1,926
   Bank One
     5.500%, 03/26/07                           800           889
   Bear Stearns
     3.000%, 03/30/06                         1,400         1,440
   Boeing Capital (D)
     5.650%, 05/15/06                         1,350         1,460
   CIT Group
     4.125%, 02/21/06                         1,850         1,918

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


BALANCED FUND--CONCLUDED

--------------------------------------------------------------------------------
                                         FACE AMOUNT
                                            (000)      VALUE (000)
--------------------------------------------------------------------------------
FINANCE -- CONTINUED
   EOP Operating LP
     8.375%, 03/15/06                        $  675      $    777
   General Electric Capital
     3.500%, 05/01/08                         2,150         2,209
   GMAC
     6.875%, 08/28/12                           950           984
   Golden West Financial
     4.125%, 08/15/07                           750           798
   Goldman Sachs Group
     4.125%, 01/15/08                         1,375         1,443
   Household Finance
     7.625%, 05/17/32                           575           742
     5.750%, 01/30/07                         1,300         1,441
   International Lease Finance,
     Ser M, MTN
     5.950%, 06/06/05                         1,950         2,078
   KFW International Finance,
     Ser DTC
     2.500%, 10/17/05                         1,100         1,123
   Lehman Brothers Holdings
     4.000%, 01/22/08                         1,400         1,467
   Merrill Lynch, Ser B, MTN
     2.940%, 01/30/06                         2,025         2,065
   MetLife
     5.375%, 12/15/12                           750           819
     3.911%, 05/15/05                           700           727
   Morgan Stanley
     5.300%, 03/01/13                         1,400         1,494
   National Rural Utilities
     3.000%, 02/15/06                         1,775         1,826
   Salomon Smith Barney Holdings
     6.500%, 02/15/08                         1,350         1,564
   Simon Property Group LP
     6.375%, 11/15/07                           700           789
   Verizon Global Funding
     7.750%, 12/01/30                         1,200         1,527
   Wachovia
     6.800%, 06/01/05                         1,000         1,097
   Washington Mutual Financial
     8.250%, 06/15/05                         1,150         1,288
   Wells Fargo (D)
     3.500%, 04/04/08                         2,075         2,143
                                                         --------
                                                           38,092
                                                         --------
FOREIGN GOVERNMENTS (1.5%)
   Province of Ontario
     6.000%, 02/21/06                         1,300         1,442
     2.350%, 06/30/06                           725           735
   Province of Quebec, Ser NN
     7.125%, 02/09/24                         1,200         1,544
   United Mexican States
     4.625%, 10/08/08                           700           720
                                                         --------
                                                            4,441
                                                         --------


--------------------------------------------------------------------------------
                                         FACE AMOUNT
                                        (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (0.5%)
   Computer Sciences
     7.500%, 08/08/05                        $1,375      $  1,532
                                                         --------
TRANSPORTATION (0.5%)
   Norfolk Southern
     7.800%, 05/15/27                           575           741
   Union Pacific
     5.750%, 10/15/07                           650           727
                                                         --------
                                                            1,468
                                                         --------
UTILITIES (1.3%)
   Alabama Power, Ser Q
     5.500%, 10/15/17                           525           589
   Alabama Power, Ser X
     3.125%, 05/01/08                           525           535
   Carolina Power & Light
     6.500%, 07/15/12                           625           735
   Consolidated Edison
     4.875%, 02/01/13                           750           801
   Dominion Resources, Ser B
     7.625%, 07/15/05                           650           723
   Pacificorp
     6.900%, 11/15/11                           450           539
                                                         --------
                                                            3,922
                                                         --------
Total Corporate Obligations
     (Cost $66,432)                                         70,742
                                                         --------
ASSET-BACKED OBLIGATIONS (2.8%)
   Bank One Issuance Trust,
     Ser 2002-A4, Cl A4
     2.940%, 06/16/08                         2,100         2,160
   Capital Auto Receivables Asset
     Trust, Ser 2002-4, Cl A4
     2.640%, 03/17/08                         1,200         1,226
   General Electric Commercial
     Mortgage, Ser 2002-1A, Cl A3
     6.269%, 12/10/35                         2,000         2,337
   Harley-Davidson Motorcycle
       Trust, Ser 2002-2, Cl A2
     3.090%, 06/15/10                           900           928
   JPMorgan Chase Commercial
       Mortgage Securities,
     Ser 2002-C3, Cl A2
     4.994%, 07/12/35                         1,600         1,720
                                                         --------
Total Asset-Backed Obligations
     (Cost $7,816)                                          8,371
                                                         --------
EXCHANGE TRADED FUND (1.1%)
   SPDR Trust, Ser 1                         34,200         3,316
                                                         --------
Total Exchange Traded Fund
     (Cost $3,007)                                          3,316
                                                         --------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         SHARES/FACE
                                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.3%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              28,453,330      $ 28,453
                                                         --------
Total Short-Term Investment
     (Cost $28,453)                                        28,453
                                                         --------
REPURCHASE AGREEMENT (8.1%)
   UBS Paine Webber
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $24,604,557 (collateralized by
     FHLB & FHLMC obligations: total
     market value $25,094,567) (C)          $24,602        24,602
                                                         --------
Total Repurchase Agreement
     (Cost $24,602)                                        24,602
                                                         --------
Total Investments (110.8%)
   (Cost $306,166)                                        337,328
                                                         --------
OTHER ASSETS AND LIABILITIES (-10.8%)
Payable Upon Return of Securities Loaned                  (28,453)
Investment Advisory Fees Payable                             (228)
Administration Fees Payable                                   (17)
Distribution Fees Payable                                     (52)
Custody Fees Payable                                           (3)
Transfer Agent Shareholder
   Servicing Fees Payable                                      (1)
Other Assets and Liabilities, Net                          (4,247)
                                                         --------
Total Other Assets and Liabilities                        (33,001)
                                                         --------


--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 19,165,647 outstanding shares
   of beneficial interest                                $214,565
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 691,974 outstanding shares
   of beneficial interest                                   7,589
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 5,717,273 outstanding shares
   of beneficial interest                                  73,767
Undistributed net investment income                           863
Accumulated net realized loss on investments              (23,619)
Net unrealized appreciation on investments                 31,162
                                                         --------
Total Net Assets (100.0%)                                $304,327
                                                         ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($228,475,006 / 19,165,647 shares)                      $11.92
                                                         ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($8,285,268 / 691,974 shares)                           $11.97
                                                         ========
Maximum Offering Price Per Share --
   Investor Shares ($11.97 / 96.25%)                       $12.44
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($67,567,048 / 5,717,273 shares)                        $11.82
                                                         ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (94.3%)
BASIC MATERIALS (0.5%)
   Praxair                                  105,000    $    6,299
                                                       ----------
CAPITAL GOODS (5.7%)
   3M                                       110,000        13,912
   Danaher (D)                              167,000        11,176
   Eaton                                    181,500        15,233
   Lockheed Martin                          752,800        34,945
                                                       ----------
                                                           75,266
                                                       ----------
COMMUNICATION SERVICES (4.0%)
   Fox Entertainment Group, Cl A*           450,000        12,650
   Nokia Oyj ADR                          1,250,000        22,550
   Tribune                                  349,600        17,438
                                                       ----------
                                                           52,638
                                                       ----------
CONSUMER CYCLICALS (17.3%)
   Autozone*                                207,000        17,322
   Bed Bath & Beyond*                       541,500        22,656
   Black & Decker                           329,400        14,266
   Brinker International*                   387,500        13,497
   CDW Computer Centers* (D)                154,700         6,302
   Coach*                                   437,000        21,470
   Colgate-Palmolive                        212,500        12,669
   Family Dollar Stores                     388,000        14,143
   Gannett (D)                              236,000        18,644
   Gap (D)                                  988,000        16,796
   Gentex*                                  235,700         7,340
   Harley-Davidson (D)                      408,800        17,235
   Lowe's                                   800,000        33,808
   Ross Stores (D)                          316,600        13,364
                                                       ----------
                                                          229,512
                                                       ----------
CONSUMER STAPLES (3.9%)
   Procter & Gamble                         222,000        20,384
   Starbucks*                               225,000         5,544
   Sysco                                    522,700        16,173
   Whole Foods Market* (D)                  185,300        10,108
                                                       ----------
                                                           52,209
                                                       ----------
ENERGY (9.4%)
   Anadarko Petroleum                       342,000        16,854
   Apache                                   155,400        10,244
   BJ Services*                             155,000         6,310
   BP ADR                                   441,000        18,474
   Burlington Resources (D)                 210,000        11,191
   Exxon Mobil                              852,000        31,013
   Noble*                                   340,000        12,124
   Schlumberger Ltd.                        167,800         8,158
   Valero Energy                            286,500        10,744
                                                       ----------
                                                          125,112
                                                       ----------
FINANCE (19.5%)
   Aflac                                    452,000        14,875
   Allstate                                 574,000        20,658


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCE -- CONTINUED
   AMBAC Financial Group                    408,000    $   27,218
   American Express                         710,000        29,579
   Bank of America                          400,000        29,680
   Countrywide Financial                    387,000        28,502
   Freddie Mac                              696,500        41,658
   Marsh & McLennan                         195,000         9,775
   Progressive                               86,500         6,228
   SLM (D)                                  424,000        50,880
                                                       ----------
                                                          259,053
                                                       ----------
HEALTH CARE (17.0%)
   Allergan (D)                             208,000        14,999
   AmerisourceBergen                        148,700         9,322
   Amgen*                                   202,000        13,071
   Bausch & Lomb (D)                        356,000        13,507
   Becton Dickinson                          50,000         2,000
   Forest Laboratories*                     514,000        25,957
   Health Management
     Associates, Cl A (D)                 1,001,900        18,685
   Johnson & Johnson                        587,300        31,920
   Pfizer                                 1,100,000        34,122
   UnitedHealth Group                       320,000        30,701
   WellPoint Health Networks*               360,000        30,722
                                                       ----------
                                                          225,006
                                                       ----------
SERVICES (2.6%)
   Apollo Group, Cl A*                      600,000        35,052
                                                       ----------
TECHNOLOGY (14.4%)
   Affiliated Computer Services,
     Cl A*                                  430,000        19,926
   BEA Systems*                           1,074,000        11,642
   Cisco Systems*                         1,178,000        19,178
   EMC*                                     750,000         8,115
   Intel                                    522,000        10,878
   Mercury Interactive* (D)                 320,000        12,579
   Micron Technology*                     1,100,000        12,452
   Microsoft                              1,400,000        34,454
   Oracle*                                2,048,000        26,644
   STMicroelectronics                       475,000        10,835
   Sun Microsystems*                      2,600,000        11,258
   Xilinx* (D)                              409,000        12,217
                                                       ----------
                                                          190,178
                                                       ----------
Total Common Stock
     (Cost $1,042,060)                                  1,250,325
                                                       ----------
EXCHANGE TRADED FUND (3.4%)
   SPDR Trust, Ser 1                        472,175        45,777
                                                       ----------
Total Exchange Traded Fund
     (Cost $39,408)                                        45,777
                                                       ----------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                         SHARES/FACE
                                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)             108,236,900    $  108,237
                                                       ----------
Total Short-Term Investment
     (Cost $108,237)                                      108,237
                                                       ----------
REPURCHASE AGREEMENT (2.2%)
   UBS Paine Webber
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $29,002,384 (collateralized by
     FHLB obligations: total market
     value $29,582,885) (C)                 $28,999        28,999
                                                       ----------
Total Repurchase Agreement
     (Cost $28,999)                                        28,999
                                                       ----------
Total Investments (108.1%)
   (Cost $1,218,704)                                    1,433,338
                                                       ----------
OTHER ASSETS AND LIABILITIES (-8.1%)
Payable Upon Return of Securities Loaned                 (108,237)
Investment Advisory Fees Payable                           (1,240)
Administration Fees Payable                                   (75)
Distribution Fees Payable                                    (143)
Custody Fees Payable                                          (15)
Transfer Agent Shareholder
   Servicing Fees Payable                                      (3)
Other Assets and Liabilities, Net                           2,917
                                                       ----------
Total Other Assets and Liabilities                       (106,796)
                                                       ----------


--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 98,976,997 outstanding shares
   of beneficial interest                              $1,045,608
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 13,304,652 outstanding shares
   of beneficial interest                                 143,346
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 9,315,353 outstanding shares
   of beneficial interest                                 136,822
Accumulated net realized loss on investments             (213,868)
Net unrealized appreciation on investments                214,634
                                                       ----------
Total Net Assets (100.0%)                              $1,326,542
                                                       ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($1,090,548,499 / 98,976,977 shares)                    $11.02
                                                       ==========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($141,488,000 / 13,304,652 shares)                      $10.63
                                                       ==========
Maximum Offering Price Per Share --
   Investor Shares ($10.63 / 96.25%)                       $11.04
                                                       ==========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($94,505,382 / 9,315,353 shares)                        $10.15
                                                       ==========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (97.2%)
BASIC MATERIALS (4.2%)
   E.I. du Pont de Nemours                  300,000      $ 12,642
   International Flavors &
     Fragrances (D)                         250,000         7,847
   International Paper                      250,000         9,168
                                                         --------
                                                           29,657
                                                         --------
CAPITAL GOODS (12.7%)
   Boeing                                   225,000         6,901
   Cooper Industries Ltd., Cl A (D)         300,000        11,967
   Emerson Electric                         225,000        11,767
   General Electric                         600,000        17,220
   Honeywell International                  500,000        13,100
   Illinois Tool Works                      150,000         9,307
   Rockwell Automation                      550,000        13,008
   United Technologies                      100,000         6,825
                                                         --------
                                                           90,095
                                                         --------
COMMUNICATION SERVICES (4.0%)
   Alltel                                   200,000         9,576
   Verizon Communications                   500,000        18,925
                                                         --------
                                                           28,501
                                                         --------
CONSUMER CYCLICALS (10.7%)
   AOL Time Warner                          500,000         7,610
   Brunswick                                400,000         8,780
   Gannett                                   80,000         6,320
   Johnson Controls                          80,000         6,660
   Jones Apparel Group (D)                  358,800        10,534
   Lowe's                                   100,000         4,226
   Newell Rubbermaid                        400,000        11,400
   Target                                   400,000        14,652
   Walt Disney                              300,000         5,895
                                                         --------
                                                           76,077
                                                         --------
CONSUMER STAPLES (7.0%)
   Gillette                                 250,000         8,402
   HJ Heinz                                 400,000        13,228
   Kimberly-Clark                           200,000        10,386
   PepsiCo                                  100,000         4,420
   Sara Lee                                 500,000         9,110
   Sysco                                    125,000         3,868
                                                         --------
                                                           49,414
                                                         --------
ENERGY (8.8%)
   Burlington Resources                     150,000         7,993
   ChevronTexaco                             90,000         6,385
   ConocoPhillips                           275,000        14,842
   Exxon Mobil                              425,000        15,470
   Royal Dutch Petroleum                    200,000         9,110
   XTO Energy (D)                           400,000         8,584
                                                         --------
                                                           62,384
                                                         --------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCE (24.0%)
   American International Group             200,000      $ 11,576
   Bank of America                          225,000        16,695
   Bank One                                 250,000         9,340
   Berkshire Hathaway, Cl B (D)               7,000        16,618
   Citigroup                                300,000        12,306
   Countrywide Financial                     90,000         6,629
   Fannie Mae                                30,000         2,220
   Fifth Third Bancorp                      150,000         8,625
   Goldman Sachs Group                      104,200         8,492
   Jefferson-Pilot                          225,000         9,493
   MGIC Investment (D)                      150,000         8,103
   PNC Financial Services Group             300,000        14,775
   Prudential Financial                     500,000        16,760
   U.S. Bancorp                             800,000        18,960
   Wells Fargo                              200,000         9,660
                                                         --------
                                                          170,252
                                                         --------
HEALTH CARE (11.5%)
   Abbott Laboratories                      240,000        10,692
   Barr Laboratories (D)                    200,000        10,550
   Bristol-Myers Squibb                     500,000        12,800
   C.R. Bard (D)                            200,000        14,030
   Express Scripts (D)                      100,000         6,544
   Johnson & Johnson                         90,000         4,891
   Oxford Health Plans (D)                  350,000        12,961
   Pfizer                                   300,000         9,306
                                                         --------
                                                           81,774
                                                         --------
TECHNOLOGY (10.1%)
   Computer Sciences (D)                    300,000        11,910
   DST Systems                              125,000         4,415
   Hewlett-Packard                          600,000        11,700
   Intel                                    350,000         7,294
   International Business Machines           90,000         7,924
   Lexmark International                     50,000         3,720
   Microsoft                                400,000         9,844
   Motorola                                 750,000         6,390
   Texas Instruments                        400,000         8,200
                                                         --------
                                                           71,397
                                                         --------
TRANSPORTATION (1.5%)
   Norfolk Southern                         500,000        10,960
                                                         --------
UTILITIES (2.7%)
   American Electric Power                  128,000         3,716
   Duke Energy                              200,000         3,876
   Exelon                                   200,000        11,460
                                                         --------
                                                           19,052
                                                         --------
Total Common Stock
     (Cost $620,887)                                      689,563
                                                         --------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.0%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              28,431,700      $ 28,432
                                                         --------
Total Short-Term Investment
     (Cost $28,432)                                        28,432
                                                         --------
CASH EQUIVALENT (3.1%)
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A               21,884,504        21,885
                                                         --------
Total Cash Equivalent
     (Cost $21,885)                                        21,885
                                                         --------
Total Investments (104.3%)
   (Cost $671,204)                                        739,880
                                                         --------
OTHER ASSETS AND LIABILITIES (-4.3%)
Payable Upon Return of Securities Loaned                  (28,432)
Investment Advisory Fees Payable                             (522)
Administration Fees Payable                                   (40)
Distribution Fees Payable                                     (49)
Custody Fees Payable                                           (8)
Transfer Agent Shareholder
   Servicing Fees Payable                                      (2)
Other Assets and Liabilities, Net                          (1,399)
                                                         --------
Total Other Assets and Liabilities                        (30,452)
                                                         --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 49,040,070 outstanding shares
   of beneficial interest                                 594,718
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 2,949,174 outstanding shares
   of beneficial interest                                  34,250
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 6,146,158 outstanding shares
   of beneficial interest                                  95,776
Undistributed net investment income                         1,189
Accumulated net realized loss on investments              (85,181)
Net unrealized appreciation on investments                 68,676
                                                         --------
Total Net Assets (100.0%)                                $709,428
                                                         ========


--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($598,861,443 / 49,040,070 shares)                      $12.21
                                                         ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($36,305,339 / 2,949,174 shares)                        $12.31
                                                         ========
Maximum Offering Price Per Share --
   Investor Shares ($12.31 / 96.25%)                       $12.79
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($74,260,955 / 6,146,158 shares)                        $12.08
                                                         ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


INFORMATION AND TECHNOLOGY FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (99.3%)
COMMUNICATION SERVICES (10.9%)
   Alcatel ADR                               50,000       $   462
   AudioCodes Ltd.                           59,000           324
   CenturyTel                                 4,000           135
   Foundry Networks                          31,000           477
   Fox Entertainment Group, Cl A             10,000           281
   Nortel Networks                          100,000           314
                                                          -------
                                                            1,993
                                                          -------
COMPUTER SOFTWARE (16.1%)
   Amdocs                                    42,000           819
   Business Objects ADR                       8,685           176
   Cognos                                     9,000           247
   Macromedia                                10,000           202
   McData, Cl B                              44,195           595
   Micromuse                                 17,000           161
   Symantec (D)                               6,020           272
   Veritas Software (D)                      17,000           472
                                                          -------
                                                            2,944
                                                          -------
ENERGY (1.4%)
   Dynegy, Cl A                              50,000           249
                                                          -------
FINANCE (6.7%)
   AMBAC Financial Group                      5,000           333
   LendingTree                                9,500           223
   Netbank                                   32,000           425
   Priceline.com                             60,000           245
                                                          -------
                                                            1,226
                                                          -------
SEMICONDUCTORS (17.3%)
   Altera                                     7,500           145
   Cypress Semiconductor (D)                 22,500           249
   GlobespanVirata                           36,000           298
   Intersil, Cl A                            34,280           838
   Linear Technology                          8,000           291
   Marvell Technology
     Group Ltd. (D)                          23,792           754
   Maxim Integrated Products                  7,500           294
   Micrel                                    10,000           121
   Xilinx                                     6,000           179
                                                          -------
                                                            3,169
                                                          -------
SERVICES (18.1%)
   1-800-flowers.com, Cl A                   27,000           225
   Accenture Ltd., Cl A                      19,000           333
   Akamai Technologies (D)                   48,000           176
   Aquantive                                 10,400            82
   Ask Jeeves (D)                             9,000           115
   eBay                                       2,000           203


--------------------------------------------------------------------------------
                                          SHARES/FACE
                                          AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SERVICES -- CONTINUED
   F5 Networks                               20,000       $   347
   Getty Images                              19,000           767
   Hotels.com, Cl A (D)                       2,300           209
   USA Interactive (D)                       15,000           577
   VeriSign                                  18,000           270
                                                          -------
                                                            3,304
                                                          -------
TECHNOLOGY (28.8%)
   Affiliated Computer
     Services, Cl A                           4,000           185
   CACI International, Cl A                   7,000           231
   Cisco Systems                             27,000           440
   Corning                                   50,000           365
   Enterasys Networks                        35,000           121
   Extreme Networks                          57,000           343
   Hewlett-Packard                           15,000           293
   International Business Machines            8,000           704
   Juniper Networks (D)                      54,400           755
   Lucent Technologies                      110,000           243
   Microsoft                                 18,000           443
   Pec Solutions                             25,000           366
   Redback Networks                         160,000           178
   Sonus Networks                            75,000           349
   Yahoo! (D)                                 8,000           239
                                                          -------
                                                            5,255
                                                          -------
Total Common Stock
     (Cost $15,164)                                        18,140
                                                          -------
SHORT-TERM INVESTMENT (22.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)               4,063,300         4,063
                                                          -------
Total Short-Term Investment
     (Cost $4,063)                                          4,063
                                                          -------
REPURCHASE AGREEMENT (1.1%)
   Morgan Stanley
     1.50%, dated 05/30/03, matures
     06/02/03, repurchase price
     $207,143 (collateralized by
     U.S. Treasury Notes: total
     market value $211,269) (C)                $207           207
                                                          -------
Total Repurchase Agreement
     (Cost $207)                                              207
                                                          -------
Total Investments (122.6%)
   (Cost $19,434)                                         $22,410
                                                          =======

Percentages are based on Net Assets of $18,273,972.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK (93.7%)
AUSTRALIA (5.1%)
   Amcor                                    149,777      $    800
   Australia & New Zealand
     Banking Group                           89,326         1,079
   Australian Gas Light                     125,600           929
   BHP Billiton                              51,284           288
   Boral (D)                                364,500         1,164
   Foodland Associated                       76,708           967
   News Corp                                257,803         1,952
   Origin Energy                            304,300           892
   QBE Insurance Group                      111,600           653
   Westpac Banking                          163,400         1,736
                                                         --------
                                                           10,460
                                                         --------
BELGIUM (0.8%)
   Fortis (D)                               101,786         1,658
                                                         --------
DENMARK (0.8%)
   Danske Bank                               76,755         1,605
                                                         --------
FINLAND (1.7%)
   Nokia Oyj                                159,446         2,869
   Tietoenator Oyj                           29,315           509
                                                         --------
                                                            3,378
                                                         --------
FRANCE (8.1%)
   Alcatel                                   90,600           830
   Aventis                                   31,475         1,643
   BNP Paribas                               59,475         2,945
   Dassault Systemes (D)                     10,398           341
   France Telecom (D)                        52,000         1,285
   Lafarge (D)                                4,932           314
   Pernod-Ricard                              7,600           756
   Peugeot                                   25,783         1,178
   Societe Generale                           9,400           577
   Suez (D)                                  57,003           969
   Technip-Coflexip (D)                       3,757           360
   Thomson Multimedia (D)                    20,433           351
   Total                                     27,149         3,975
   Vinci                                      3,100           213
   Vivendi Universal                         40,700           747
                                                         --------
                                                           16,484
                                                         --------
GERMANY (6.5%)
   Allianz                                    7,509           569
   BASF                                      47,365         2,053
   Bayerische Motoren Werke (D)              15,365           531
   Buderus                                   10,540           367
   Deutsche Bank (D)                         32,187         1,885
   Deutsche Telekom                         140,692         2,106
   E.ON                                      10,300           530
   Muenchener
     Rueckversicherungs                       9,400         1,014


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
GERMANY -- CONTINUED
   SAP                                       11,916      $  1,338
   Schering                                   9,100           479
   Siemens                                   39,713         1,882
   Volkswagen                                 9,900           358
                                                         --------
                                                           13,112
                                                         --------
HONG KONG (1.4%)
   Cheung Kong Holdings                      56,000           341
   CLP Holdings                              94,000           405
   Esprit Holdings                          320,500           678
   HongKong Electric Holdings               196,000           781
   Hutchison Whampoa                        109,700           667
                                                         --------
                                                            2,872
                                                         --------
IRELAND (1.0%)
   Allied Irish Banks                        49,600           740
   Anglo Irish Bank                         150,000         1,318
                                                         --------
                                                            2,058
                                                         --------
ITALY (4.2%)
   Banca Intesa                             390,157         1,248
   ENI-Ente Nazionale
     Idrocarburi (D)                        140,713         2,271
   Parmalat Finanziaria (D)                 436,457         1,283
   Saipem (D)                               122,567           905
   Telecom Italia                           156,140         1,443
   TIM (D)                                  139,300           729
   UniCredito Italiano (D)                  140,200           642
                                                         --------
                                                            8,521
                                                         --------
JAPAN (18.1%)
   Aiful                                     17,150           718
   Aisin Seiki (D)                           88,900         1,266
   Asahi Glass                              109,000           593
   Bank of Fukuoka (D)                       50,000           193
   Canon                                     66,100         2,763
   Credit Saison                             32,900           578
   Denso                                     25,900           365
   East Japan Railway                           158           760
   Fast Retailing                            13,800           467
   Hitachi                                  168,000           655
   Honda Motor                               36,500         1,315
   JFE Holdings                              40,800           479
   Kao                                       53,000           975
   KDDI                                         361         1,253
   Kirin Brewery                            130,000           967
   Komatsu                                  113,000           416
   Konica                                   141,000         1,293
   Millea Holdings                               56           405
   Mitsubishi Heavy Industries              404,800           863
   Mitsubishi Tokyo Financial
     Group                                      163           613

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STI CLASSIC EQUITY FUNDS  MAY 31, 2003


INTERNATIONAL EQUITY FUND--CONCLUDED

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Mitsui                                    82,500      $    381
   Mitsui Fudosan                           167,000           983
   Mitsui OSK Lines                         451,000         1,203
   Mitsui Sumitomo Insurance                 64,000           288
   Nippon Express                           224,000           805
   Nippon Steel                             361,000           410
   Nippon Telegraph & Telephone                 265           913
   Nissan Motor                              83,400           658
   Nitto Denko                               14,400           438
   Nomura Holdings                           62,000           630
   Oki Electric Industry                    217,000           517
   Olympus Optical                           44,200           835
   Osaka Gas                                351,000           965
   Pioneer                                   48,800         1,024
   Ricoh                                    123,300         1,835
   Seven-Eleven Japan                        15,000           375
   Sharp                                     51,000           561
   Shin-Etsu Chemical                        18,000           551
   Sony                                      15,700           417
   Sumitomo                                  76,000           322
   Sumitomo Chemical                        133,000           365
   Sumitomo Mitsui
     Financial Group (D)                        159           263
   Taisho Pharmaceutical                     40,000           573
   Takeda Chemical Industries                22,000           863
   Tokyo Electric Power                      42,500           858
   Tokyo Gas                                 88,000           275
   Toshiba                                   55,000           167
   Toyota Motor                              30,500           729
   West Japan Railway                           117           422
   Yamaha                                    45,200           611
   Yamanouchi Pharmaceutical                 22,700           611
                                                         --------
                                                           36,785
                                                         --------
NETHERLANDS (5.0%)
   ABN AMRO Holding                         130,326         2,521
   Akzo Nobel                                 7,081           180
   IHC Caland (D)                             9,911           525
   ING Groep                                 90,347         1,456
   Koninklijke Philips Electronics           68,203         1,332
   Nutreco Holding (D)                       11,463           206
   Royal Dutch Petroleum                     40,400         1,827
   Royal KPN                                148,100         1,033
   Unilever                                   9,400           549
   United Services Group                     54,590           610
                                                         --------
                                                           10,239
                                                         --------
NEW ZEALAND (0.3%)
   Fletcher Building                        304,839           618
                                                         --------
NORWAY (0.4%)
   Telenor (D)                              180,711           815
                                                         --------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
SINGAPORE (0.8%)
   Cycle & Carriage                         128,000      $    388
   Fraser & Neave                           185,700           931
   Singapore Telecommunications             260,000           222
                                                         --------
                                                            1,541
                                                         --------
SPAIN (4.8%)
   Altadis                                   61,846         1,756
   Banco Santander
     Central Hispano                        171,526         1,388
   Endesa                                   100,400         1,606
   Gamesa Tecnologica (D)                    13,600           302
   Repsol                                    51,400           812
   Sociedad General de Aguas
     de Barcelona                            48,220           615
   Telefonica                               239,295         2,688
   Union Fenosa (D)                          39,074           593
                                                         --------
                                                            9,760
                                                         --------
SWEDEN (2.1%)
   Autoliv (D)                               50,097         1,270
   Hennes & Mauritz                          16,100           371
   Sandvik                                   42,165         1,075
   Svenska Handelsbanken                     26,900           464
   Swedish Match                             67,352           542
   Telefonaktiebolaget
     LM Ericsson                            605,448           624
                                                         --------
                                                            4,346
                                                         --------
SWITZERLAND (7.7%)
   Credit Suisse Group                       41,442         1,120
   Nestle                                    13,987         2,932
   Novartis                                 129,974         5,094
   Roche Holding                             21,100         1,609
   STMicroelectronics                        33,987           769
   UBS                                       46,732         2,519
   Zurich Financial Services                 12,600         1,529
                                                         --------
                                                           15,572
                                                         --------
UNITED KINGDOM (24.9%)
   AstraZeneca                               44,282         1,794
   Balfour Beatty                           145,903           469
   BHP Billiton                             168,402           876
   BP                                       884,633         6,058
   British American Tobacco                 124,356         1,336
   BT Group                                 568,418         1,793
   Burberry Group                           183,800           783
   Emap                                      83,677         1,172
   Galen Holdings                            81,100           779
   GlaxoSmithKline                          228,054         4,502
   HBOS                                     240,193         2,802
   HSBC Holdings                            387,200         4,574
   Kelda Group                               89,900           639

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                           SHARES/FACE
                                           AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
   Kidde                                    765,032      $    984
   Legal & General Group                    850,000         1,201
   Marks & Spencer Group                    148,402           695
   Northern Rock                            117,246         1,479
   Rank Group                               298,800         1,224
   Rentokil Initial                         333,614           984
   Royal Bank of Scotland Group             129,906         3,373
   Shell Transport & Trading                298,868         1,964
   Shire Pharmaceuticals                    124,600           846
   Tesco                                    223,291           747
   Unilever                                 125,600         1,119
   United Utilities                          80,600           811
   Vodafone Group                         2,841,748         6,169
   Wimpey George                            312,175         1,447
                                                         --------
                                                           50,620
                                                         --------
Total Foreign Common Stock
     (Cost $188,678)                                      190,444
                                                         --------
EXCHANGE TRADED FUND (2.8%)
   iShares MSCI EAFE Index                   53,860         5,723
                                                         --------
Total Exchange Traded Fund
     (Cost $5,498)                                          5,723
                                                         --------
SHORT-TERM INVESTMENT (9.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              18,604,126        18,604
                                                         --------
Total Short-Term Investment
     (Cost $18,604)                                        18,604
                                                         --------
CASH EQUIVALENTS (3.6%)
Bank of America London,
   Time Deposit
     2.45%, 06/02/03           (SEK)          1,188           153
Cayman, Time Deposit
     3.55%, 06/02/03           (DKK)            324            51
     3.77%, 06/02/03           (NOK)            856           128
     4.42%, 06/02/03           (NZD)             14             8
     2.45%, 06/02/03           (SEK)            852           110
Citibank London, Time Deposit
     3.41%, 06/02/03           (AUD)            228           148
     1.55%, 06/02/03           (EUR)            747           879
     2.59%, 06/02/03           (GBP)            665         1,089
Citibank Nassau, Time Deposit
     0.52%, 06/02/03           (USD)          4,711         4,711
                                                         --------
Total Cash Equivalents
     (Cost $7,277)                                          7,277
                                                         --------
Total Investments (109.3%)
   (Cost $220,057)                                       $222,048
                                                         ========

Percentages are based on Net Assets of $203,127,121.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

At May 31, 2003, sector diversification of the Fund was as follows (Unaudited):
                                     % OF         VALUE
SECTOR DIVERSIFICATION            NET ASSETS      (000)
----------------------            ----------   ----------
FOREIGN COMMON STOCK
Apparel & Textiles                     0.4%     $    783
Automotive                             3.8         7,670
Banking                               18.1        36,668
Chemicals                              1.8         3,587
Construction                           3.5         7,036
Containers                             0.4           800
Cosmetics & Toiletries                 0.5           975
Electronics                            4.1         8,260
Energy                                 0.1           302
Finance                                3.9         7,913
Food, Beverage & Tobacco               8.1        16,377
Health Care                            9.8        19,994
Metals                                 1.0         2,052
Multimedia                             2.5         5,102
Office Equipment                       2.3         4,598
Oil & Gas                             10.2        20,874
Operations                             2.8         5,620
Photography Equipment                  1.0         2,128
Publishing                             0.6         1,172
Real Estate                            0.7         1,324
Retail                                 1.7         3,639
Services                               0.3           610
Technology                             1.0         2,188
Telephones & Telecommunications       12.4        25,289
Transportation                         1.8         3,715
Wholesale                              0.9         1,768
                                     ------    ---------
TOTAL FOREIGN COMMON STOCK            93.7       190,444
EXCHANGE TRADED FUND                   2.8         5,723
SHORT-TERM INVESTMENT                  9.2        18,604
TOTAL CASH EQUIVALENTS                 3.6         7,277
                                     ------     --------
TOTAL INVESTMENTS                    109.3       222,048
OTHER ASSETS & LIABILITIES, NET       (9.3)      (18,921)
                                     ------     --------
TOTAL NET ASSETS                     100.0%     $203,127
                                     ======     ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

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--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


INTERNATIONAL EQUITY INDEX FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCK (95.6%)
AUSTRALIA (2.7%)
   Alumina                                   39,656      $    111
   Amcor                                     26,805           143
   AMP                                       28,729            89
   Australia & New Zealand
     Banking Group                           38,885           470
   Australian Gas Light                      19,509           144
   BHP Billiton                              99,299           557
   BHP Steel                                 34,569            76
   Brambles Industries                       29,180            86
   Coca-Cola Amatil                          20,682            74
   Cochlear                                   2,438            49
   Coles Myer                                34,610           151
   Commonwealth Bank
     of Australia                            28,979           533
   Computershare                             20,087            22
   CSL                                        5,655            44
   CSR                                       43,122            52
   Foster's Group                            69,625           194
   General Property Trust                    89,550           180
   Lend Lease                                17,995           100
   Macquarie Bank                             8,055           146
   Mayne Group                               37,205            63
   Mirvac Group                              30,927            88
   National Australia Bank                   38,601           833
   News Corp                                 43,386           329
   QBE Insurance Group                       26,224           153
   Rinker Group                              33,351           100
   Rio Tinto                                  8,917           181
   Santos                                    26,756            92
   Southcorp                                 29,055            52
   Stockland                                 41,098           142
   Suncorp-Metway                            22,088           162
   Tabcorp Holdings                          16,790           112
   Telstra Corp                              47,739           140
   Wesfarmers                                12,274           201
   Westfield Holdings                        15,189           151
   Westfield Trust                           96,972           229
   Westpac Banking                           40,768           433
   WMC Resources                             36,559            92
   Woodside Petroleum                        17,862           133
   Woolworths                                24,347           194
                                                         --------
                                                            7,101
                                                         --------
AUSTRIA (1.4%)
   Bohler-Uddeholm (D)                        3,106           167
   Erste Bank der
     Oesterreichischen Sparkassen (D)         8,050           682
   Flughafen Wien (D)                         6,213           228
   Immofinanz Immobilien
     Anlagen                                 44,811           324
   Mayr-Melnhof Karton (D)                    1,584           136
   OMV (D)                                    5,109           571


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
AUSTRIA -- CONTINUED
   Telekom Austria (D)                       70,043      $    771
   VA Technologie (D)                         3,892           114
   Verbund -- Oesterreichische
     Elektrizitaetswirtschaf (D)              1,751           160
   Voestalpine (D)                            6,163           208
   Wienerberger (D)                          12,533           228
                                                         --------
                                                            3,589
                                                         --------
BELGIUM (1.7%)
   AGFA-Gevaert                              10,980           244
   Bekaert (D)                                1,895            89
   Colruyt                                    2,208           152
   D'ieteren                                    364            48
   Delhaize Group                             5,769           187
   Dexia (D)                                 44,598           590
   Electrabel (D)                             2,151           547
   Fortis (D)                                72,287         1,194
   Groupe Bruxelles Lambert                   5,399           241
   Interbrew                                 11,567           244
   KBC Bancassurance Holding                  6,582           274
   Solvay (D)                                 5,076           392
   UCB (D)                                    7,371           238
   Umicore                                    1,933            89
                                                         --------
                                                            4,529
                                                         --------
DENMARK (1.1%)
   D/S 1912                                      22           229
   Dampskibsselskabet Svendborg                  15           234
   Danisco                                    4,359           166
   Danske Bank                               33,246           695
   Group 4 Falck                              6,336           109
   H Lundbeck                                 5,500           107
   ISS                                        3,878           133
   Novo-Nordisk                              17,970           628
   Novozymes                                  5,570           158
   TDC                                        9,200           269
   Vestas Wind Systems                        7,838            72
   William Demant Holding                     3,257            76
                                                         --------
                                                            2,876
                                                         --------
FINLAND (0.9%)
   Nokia Oyj                                101,250         1,822
   Stora Enso Oyj                            15,406           160
   Tietoenator Oyj                            3,169            55
   UPM-Kymmene Oyj                           11,700           163
                                                         --------
                                                            2,200
                                                         --------
FRANCE (9.7%)
   Accor                                     10,296           387
   Air Liquide (D)                            4,899           748
   Alcatel                                   56,168           515
   Alstom                                    15,531            62
   Aventis                                   31,055         1,621

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FRANCE -- CONTINUED
   AXA                                       64,136      $    961
   BNP Paribas                               37,053         1,835
   Bouygues                                   9,868           263
   Cap Gemini (D)                             5,325           185
   Carrefour                                 26,632         1,192
   Casino Guichard Perrachon                  2,045           151
   Cie de Saint-Gobain                       14,306           542
   Cie Generale D'Optique
     Essilor International (D)                6,230           253
   Credit Agricole                           15,412           323
   Dassault Systemes                          2,475            81
   European Aeronautic
     Defense and Space (D)                   14,396           160
   France Telecom (D)                        36,531           903
   Groupe Danone (D)                          5,803           798
   L'Oreal                                   15,820         1,148
   Lafarge (D)                                6,038           384
   Lagardere S.C.A.                           6,749           278
   LVMH Moet Hennessy
     Louis Vuitton                           10,511           539
   Michelin, Cl B (D)                         7,093           259
   Pechiney                                   3,675           106
   Pernod-Ricard                              3,191           317
   Peugeot                                    9,444           432
   Pinault-Printemps-Redoute                  3,137           260
   Publicis Groupe (D)                        5,452           143
   Renault                                    7,950           354
   Sanofi-Synthelabo (D)                     17,020         1,088
   Schneider Electric                        10,045           459
   Societe BIC                                2,837           108
   Societe Generale                          14,997           921
   Societe Television Francaise 1             6,871           203
   Sodexho Alliance                           5,673           141
   Suez (D)                                  37,305           634
   Technip-Coflexip (D)                       1,506           144
   Thales                                     4,539           129
   Thomson Multimedia (D)                     9,442           162
   Total (D)                                 30,350         4,444
   Unibail                                    3,491           256
   Valeo                                      4,076           113
   Veolia Environnement                      12,058           271
   Vinci                                      3,579           246
   Vivendi Universal                         42,674           783
   Wanadoo                                   21,048           159
                                                         --------
                                                           25,461
                                                         --------
GERMANY (13.7%)
   Adidas-Salomon                             5,115           450
   Allianz (D)                               27,702         2,098
   Altana                                     7,583           469
   BASF                                      57,169         2,478
   Bayer                                     67,440         1,378


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
GERMANY -- CONTINUED
   Bayerische Hypo-und
     Vereinsbank                             34,515      $    477
   Beiersdorf                                 2,855           395
   Buderus                                    4,531           158
   Celesio                                    4,032           166
   Commerzbank                               44,479           488
   Continental (D)                           14,509           279
   DaimlerChrysler                           89,182         2,806
   Deutsche Bank (D)                         54,007         3,163
   Deutsche Boerse                           10,490           552
   Deutsche Lufthansa (D)                    21,827           235
   Deutsche Post (D)                         41,917           638
   Deutsche Telekom                         217,224         3,252
   Douglas Holding                            6,189           126
   E.ON                                      60,404         3,111
   Epcos                                      6,198            84
   Fresenius Medical Care (D)                 4,037           195
   HeidelbergCement                           3,555            96
   Infineon Technologies (D)                 45,681           409
   KarstadtQuelle (D)                         5,291           104
   Linde (D)                                  9,191           305
   MAN                                       12,486           213
   Merck KGaA                                 6,208           211
   Metro (D)                                 15,524           484
   MLP (D)                                    6,418            79
   Muenchener
     Rueckversicherungs                      11,860         1,280
   RWE (D)                                   37,316         1,084
   SAP                                       21,281         2,389
   Schering                                  17,547           924
   Siemens                                   82,874         3,928
   ThyssenKrupp                              32,659           348
   TUI (D)                                   15,725           206
   Volkswagen                                23,712           856
                                                         --------
                                                           35,914
                                                         --------
GREECE (0.9%)
   Alpha Bank A.E.                           20,600           320
   Coca Cola Hellenic Bottling               10,600           159
   Commercial Bank of Greece                  8,200           116
   EFG Eurobank Ergasias                     19,700           265
   Hellenic Petroleum                        17,200           122
   Hellenic Telecommunications
     Organization                            27,300           287
   Intracom                                  14,300            78
   National Bank of Greece                   21,300           346
   Piraeus Bank                              20,900           140
   Public Power                               8,700           139
   Titan Cement                               4,000           152
   Viohalco                                  16,600            77
   Vodafone-Panafon                          23,800           153
                                                         --------
                                                            2,354
                                                         --------

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--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


INTERNATIONAL EQUITY INDEX FUND--CONTINUED

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------

HONG KONG (1.1%)
   Bank of East Asia                         84,800     $     160
   Cheung Kong Holdings                      59,000           359
   CLP Holdings                              73,100           315
   Hang Seng Bank                            27,600           294
   Henderson Land Development                37,000           104
   Hong Kong & China Gas                    160,237           200
   HongKong Electric Holdings                52,500           209
   Hutchison Whampoa                         76,080           463
   Johnson Electric Holdings                 69,500            82
   Li & Fung                                 80,000            99
   PCCW                                      76,326            50
   Sun Hung Kai Properties                   55,600           277
   Swire Pacific                             46,000           197
   Wharf Holdings                            65,000           125
                                                         --------
                                                            2,934
                                                         --------
IRELAND (0.9%)
   Allied Irish Banks                        60,965           912
   Bank of Ireland                           45,411           564
   CRH                                       30,014           467
   Elan                                      18,773           107
   Irish Life & Permanent                    14,393           178
   Kerry Group                                8,738           135
   Ryanair Holdings                          14,383            98
                                                         --------
                                                            2,461
                                                         --------
ITALY (8.6%)
   Alleanza Assicurazioni (D)                45,753           465
   Arnoldo Mondadori Editore (D)             18,346           139
   Assicurazioni Generali (D)                90,120         2,145
   Autogrill                                 15,772           170
   Banca Fideuram (D)                        30,040           164
   Banca Intesa (D)                         333,997         1,068
   Banca Intesa                              83,629           179
   Banca Monte dei
     Paschi di Siena (D)                     88,666           265
   Banca Nazionale del Lavoro               149,724           260
   Banca Popolare di Milano SCRL             47,661           211
   Banco Popolare di Verona                  38,347           575
   Benetton Group                             8,447            85
   Bulgari (D)                               18,101            93
   Capitalia                                116,135           194
   Enel (D)                                 196,987         1,372
   ENI-Ente Nazionale
     Idrocarburi (D)                        247,680         3,997
   Fiat (D)                                  25,258           205
   FinecoGroup (D)                          171,496            84
   Finmeccanica                             605,647           413
   Italcementi (D)                           11,705           122
   Luxottica Group (D)                       13,231           164
   Mediaset (D)                              60,812           556
   Mediobanca                                46,681           468

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
ITALY -- CONTINUED
   Mediolanum (D)                            25,766      $    145
   Parmalat Finanziaria (D)                  46,288           136
   Pirelli (D)                              110,946           112
   Riunione Adriatica di Sicurta (D)         30,291           471
   Sanpaolo IMI (D)                          94,032           876
   Seat-Pagine Gialle                       505,350           371
   Snam Rete Gas (D)                         91,702           355
   Telecom Italia                           224,292         2,073
   Telecom Italia RNC (D)                   190,093         1,062
   TIM                                      360,135         1,885
   Tiscali                                   19,365            97
   UniCredito Italiano (D)                  353,135         1,616
                                                         --------
                                                           22,593
                                                         --------
JAPAN (27.5%)
   77 Bank                                   29,000           123
   Acom                                       4,930           169
   Advantest                                  4,700           185
   Aeon                                      15,500           373
   Aiful                                      3,100           130
   Ajinomoto                                 35,000           348
   Alps Electric                             12,000           139
   Amada                                     21,000            53
   Asahi Breweries                           27,000           176
   Asahi Glass                               49,000           267
   Asahi Kasei                               85,000           242
   Bank of Fukuoka (D)                       45,000           174
   Bank of Yokohama                          68,000           232
   Benesse                                    5,900            92
   Bridgestone                               42,000           544
   Canon                                     54,000         2,257
   Casio Computer (D)                        22,000           132
   Central Japan Railway                         53           364
   Chiba Bank                                47,000           165
   Chubu Electric Power                      39,000           771
   Chugai Pharmaceutical (D)                 20,000           225
   Citizen Watch                             24,000           126
   Credit Saison                              9,500           167
   CSK (D)                                    5,400           126
   Dai Nippon Printing                       41,000           422
   Daido Life Insurance                          85           192
   Daiichi Pharmaceutical (D)                16,600           209
   Daikin Industries                         13,000           221
   Dainippon Ink and Chemicals               68,000           110
   Daito Trust Construction                   7,100           150
   Daiwa House Industry                      31,000           198
   Daiwa Securities Group                    83,000           366
   Denki Kagaku Kogyo                        44,000           114
   Denso                                     29,700           419
   East Japan Railway                           215         1,034
   Ebara                                     25,000            74
   Eisai                                     15,000           311

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Fanuc                                      7,800      $    352
   Fast Retailing                             3,900           132
   Fuji Photo Film                           30,000           830
   Fuji Television Network                       22            69
   Fujikura                                  27,000            77
   Fujisawa Pharmaceutical                   18,000           327
   Fujitsu                                  106,000           345
   Furukawa Electric                         42,000           104
   Gunma Bank                                26,000           129
   Hirose Electric                            2,500           189
   Hitachi                                  182,000           709
   Honda Motor                               50,400         1,816
   Hoya                                       7,400           465
   Isetan                                    15,500            97
   Ishikawajima-Harima
     Heavy Industries                        86,000            76
   Ito-Yokado                                23,000           560
   Itochu                                    99,000           202
   Itochu Techno-Science                      2,800            55
   Japan Airlines System                     50,000            98
   Japan Tobacco                                 50           300
   JFE Holdings                              30,575           359
   JGC                                       17,000           108
   Joyo Bank                                 55,300           147
   JSR                                       15,000           168
   Kajima (D)                                58,000           129
   Kamigumi                                  24,000           112
   Kaneka                                    22,000           121
   Kansai Electric Power                     40,500           660
   Kao                                       33,000           607
   Katokichi                                  4,800            78
   Kawasaki Heavy Industries                115,000            93
   Keihin Electric Express
     Railway (D)                             42,000           203
   Keio Electric Railway                     42,000           198
   Keyence                                    2,200           387
   Kikkoman                                  17,000           110
   Kinden                                    16,000            50
   Kinki Nippon Railway (D)                  90,250           219
   Kirin Brewery                             46,000           342
   Kokuyo                                     8,300            63
   Komatsu                                   68,000           250
   Konami                                     6,900           111
   Konica                                    23,000           211
   Kubota                                    71,000           168
   Kuraray                                   29,000           174
   Kurita Water Industries                   10,600           101
   Kyocera                                   10,900           586
   Kyowa Hakko Kogyo                         26,000           129
   Kyushu Electric Power                     25,200           400
   Lawson (D)                                 4,800           144
   Mabuchi Motor                              2,300           167

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Makita (D)                                13,000     $     100
   Marubeni                                 129,000           129
   Marui                                     22,700           189
   Matsushita Electric Industrial           132,880         1,209
   Matsushita Electric Works (D)             27,000           150
   Meiji Seika Kaisha                        32,000           103
   Meitec                                     3,900           115
   Millea Holdings                               89           644
   Minebea                                   27,000            88
   Mitsubishi                                67,000           418
   Mitsubishi Chemical                      114,000           212
   Mitsubishi Electric (D)                  115,000           330
   Mitsubishi Estate                         64,000           391
   Mitsubishi Heavy Industries              188,000           401
   Mitsubishi Logistics                      12,000            64
   Mitsubishi Materials                      67,000            64
   Mitsubishi Rayon                          47,000           119
   Mitsubishi Tokyo
     Financial Group                            247           929
   Mitsui                                    79,000           365
   Mitsui Chemicals                          44,000           178
   Mitsui Fudosan                            48,000           283
   Mitsui Mining & Smelting                  43,000           111
   Mitsui OSK Lines                          71,000           189
   Mitsui Sumitomo Insurance                 82,340           370
   Mitsukoshi (D)                            37,000            92
   Mizuho Financial Group (D)                   365           212
   Murata Manufacturing                      15,300           592
   NEC                                       90,000           370
   NGK Insulators                            21,000           112
   NGK Spark Plug                            14,000            98
   Nidec                                      2,700           169
   Nikko Cordial                             92,000           278
   Nikon                                     20,000           135
   Nintendo                                   6,400           475
   Nippon Comsys                             13,000            52
   Nippon Express                            60,000           216
   Nippon Meat Packers                       13,000           124
   Nippon Mining Holdings (D)                47,000            86
   Nippon Oil                                90,000           343
   Nippon Sheet Glass                        31,000            75
   Nippon Steel                             330,000           375
   Nippon Telegraph & Telephone                 337         1,161
   Nippon Unipac Holding                         55           188
   Nippon Yusen Kabushiki Kaisha             72,000           232
   Nissan Motor                             162,400         1,280
   Nisshin Seifun Group                      17,000           120
   Nissin Food Products                       6,700           141
   Nitto Denko                                9,300           283
   Nomura Holdings                          115,000         1,168
   NSK                                       37,000            99
   NTT Data                                      87           218

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



INTERNATIONAL EQUITY INDEX FUND--CONTINUED

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   NTT DoCoMo                                 1,128      $  2,367
   Obayashi                                  47,000           140
   OJI Paper                                 50,000           201
   Olympus Optical                           16,000           302
   Omron                                     17,000           241
   Onward Kashiyama                          13,000           106
   Oracle Corp Japan (D)                      2,600            84
   Oriental Land                              3,800           157
   ORIX                                       5,420           259
   Osaka Gas                                136,000           374
   Pioneer                                   12,000           252
   Promise                                    6,150           238
   Resona Holdings (D)                      314,000           171
   Ricoh                                     41,000           610
   Rohm                                       7,000           722
   Sankyo                                    24,200           285
   Sanyo Electric                           101,000           322
   Sapporo Breweries (D)                     30,000            73
   Secom                                     12,500           383
   Sega                                       8,700            53
   Sekisui Chemical                          39,000           112
   Sekisui House                             32,000           240
   Seven-Eleven Japan                        27,000           675
   Sharp                                     60,000           660
   Shimamura                                  1,600            91
   Shimano                                    8,400           137
   Shimizu                                   42,000           103
   Shin-Etsu Chemical                        23,000           704
   Shionogi                                  21,000           296
   Shiseido                                  25,000           271
   Shizuoka Bank                             38,000           244
   Showa Denko                               84,000           139
   Showa Shell Sekiyu                        13,700            91
   Skylark                                    7,700            93
   SMC                                        3,400           260
   Softbank                                  14,100           188
   Sompo Japan Insurance                     49,000           222
   Sony                                      56,800         1,510
   Stanley Electric                          13,000           177
   Sumitomo                                  52,000           220
   Sumitomo Chemical                         80,000           219
   Sumitomo Electric Industries              39,000           247
   Sumitomo Metal Industries                256,000           122
   Sumitomo Metal Mining                     37,000           139
   Sumitomo Mitsui
     Financial Group (D)                        236           391
   Sumitomo Realty &
     Development (D)                         29,000           103
   Sumitomo Trust & Banking                  66,000           187
   Taiheiyo Cement                           59,000            92
   Taisei (D)                                63,000           123

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
JAPAN -- CONTINUED
   Taisho Pharmaceutical                     12,000      $    172
   Taiyo Yuden                               10,000            84
   Takara Holdings (D)                       17,000            84
   Takashimaya                               25,000           115
   Takeda Chemical Industries                53,700         2,106
   Takefuji                                   4,510           249
   TDK                                        7,700           341
   Teijin                                    60,000           135
   Teikoku Oil                               23,000            68
   Terumo                                    12,500           201
   THK (D)                                    8,400            95
   Tobu Railway (D)                          70,000           198
   Toho (D)                                  15,400           133
   Tohoku Electric Power                     27,300           422
   Tokyo Broadcasting System                  4,200            44
   Tokyo Electric Power                      72,000         1,454
   Tokyo Electron                            10,000           412
   Tokyo Gas                                165,000           516
   Tokyu                                     74,000           197
   TonenGeneral Sekiyu                       23,000           155
   Toppan Printing                           40,000           258
   Toray Industries                          89,000           195
   Toshiba                                  176,000           534
   Tosoh                                     46,000           106
   Tostem Inax Holding                       16,512           223
   Toto                                      25,700           143
   Toyo Seikan Kaisha                        12,300           110
   Toyobo                                    64,000            95
   Toyota Industries                         10,000           156
   Toyota Motor                             174,200         4,165
   Trend Micro                                7,000           120
   Ube Industries                            73,000           106
   UFJ Holdings (D)                             231           218
   Uni-Charm                                  3,500           152
   UNY                                       13,000           106
   Wacoal                                    10,000            74
   West Japan Railway                            73           263
   World                                      3,750            71
   Yakult Honsha (D)                          9,000           114
   Yamada Denki                               6,700           132
   Yamaha                                    12,900           174
   Yamaichi Securities                       15,000            --
   Yamanouchi Pharmaceutical                 20,200           544
   Yamato Transport                          27,000           289
   Yamazaki Baking (D)                       14,000            96
   Yokogawa Electric                         21,000           142
                                                         --------
                                                           71,935
                                                         --------
LUXEMBOURG (0.1%)
   Arcelor                                   16,122           179
                                                         --------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
NETHERLANDS (3.0%)
   ABN AMRO Holding                          40,475      $    783
   Aegon                                     34,928           330
   Akzo Nobel                                 7,733           196
   ASML Holding                              13,151           130
   Heineken                                   5,600           201
   ING Groep                                 43,938           708
   Koninklijke Ahold                         23,207           174
   Koninklijke Philips Electronics           35,372           691
   Qiagen                                    16,294           154
   Reed Elsevier                             21,098           252
   Royal Dutch Petroleum                     54,342         2,457
   Royal KPN                                 46,986           328
   TPG                                       10,822           188
   Unilever                                  14,882           870
   VNU                                        7,670           223
   Wolters Kluwer                            10,237           129
                                                         --------
                                                            7,814
                                                         --------
NEW ZEALAND (0.4%)
   Auckland International Airport            37,428           118
   Carter Holt Harvey                        82,300            75
   Contact Energy                            38,226           103
   Fisher & Paykel Healthcare                11,033            70
   Fletcher Building                         54,884           111
   Sky City Entertainment Group              32,576           159
   Telecom Corp of New Zealand              126,022           386
   Warehouse Group                           18,390            46
                                                         --------
                                                            1,068
                                                         --------
NORWAY (1.4%)
   DnB Holding                               63,000           343
   Gjensidige NOR                             8,700           338
   Norsk Hydro                               21,140           935
   Norske Skogindustrier                     15,750           224
   Orkla (D)                                 33,350           608
   Statoil                                   60,000           524
   Storebrand (D)                            26,400           116
   Tandberg                                  20,894            90
   Telenor (D)                               66,400           300
   Tomra Systems                             27,150           135
                                                         --------
                                                            3,613
                                                         --------
PORTUGAL (0.9%)
   Banco BPI                                 69,684           197
   Banco Comercial Portugues                195,723           320
   Banco Espirito Santo                      14,323           216
   Brisa-Auto Estradas de Portugal           47,087           264
   Cimpor Cimentos de Portugal               27,659           107
   Electricidade de Portugal                218,837           466
   Portugal Telecom SGPS                    103,899           794
   Sonae SGPS                               193,715            93
                                                         --------
                                                            2,457
                                                         --------

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
SINGAPORE (0.5%)
   Chartered Semiconductor
     Manufacturing                           49,000      $     25
   City Developments                         28,000            64
   DBS Group Holdings                        41,467           234
   Haw Par                                    7,839            17
   Oversea-Chinese Banking                   39,350           209
   Singapore Airlines                        27,000           149
   Singapore Press Holdings                  23,000           221
   Singapore Telecommunications             228,000           195
   United Overseas Bank                      47,000           301
                                                         --------
                                                            1,415
                                                         --------
SPAIN (4.7%)
   Abertis Infraestructuras                  13,971           204
   Acerinox                                   4,030           153
   ACS Actividades Construccion
     y Servicios                              3,846           161
   Altadis                                   18,023           512
   Banco Bilbao Vizcaya
     Argentaria (D)                         172,010         1,699
   Banco Popular Espanol                      9,251           490
   Banco Santander
     Central Hispano                        241,015         1,950
   Endesa                                    53,095           849
   Fomento de Construcciones
     y Contratas                              4,531           125
   Gas Natural SDG                           12,856           262
   Grupo Dragados                             9,205           185
   Iberdrola                                 44,882           784
   Inditex                                   12,752           287
   Repsol                                    55,392           876
   Sacyr Vallehermoso                         9,342           104
   Sociedad General de Aguas
     de Barcelona                             5,682            72
   Telefonica                               271,014         3,044
   Terra Networks                            25,422           162
   Union Fenosa (D)                          13,060           198
   Zeltia (D)                                11,877           108
                                                         --------
                                                           12,225
                                                         --------
SWEDEN (1.7%)
   Assa Abloy                                12,000           117
   Atlas Copco                                5,600           134
   Electrolux                                13,500           257
   Gambro                                    11,600            67
   Hennes & Mauritz                          18,500           426
   Nordea                                    87,000           442
   Sandvik                                    9,400           240
   Securitas                                 13,400           136
   Skandia Forsakrings                       40,900           115
   Skandinaviska Enskilda Banken             21,400           227
   Skanska                                   19,600           106

SCHEDULE OFINVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



INTERNATIONAL EQUITY INDEX FUND--CONCLUDED

--------------------------------------------------------------------------------

                                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
SWEDEN -- CONTINUED
   SKF                                        4,700      $    130
   Svenska Cellulosa                          6,700           231
   Svenska Handelsbanken                     19,800           342
   Swedish Match                             15,100           122
   Tele2                                      4,950           188
   Telefonaktiebolaget LM Ericsson          548,800           565
   TeliaSonera                               64,000           252
   Volvo                                      9,650           204
                                                         --------
                                                            4,301
                                                         --------
SWITZERLAND (2.0%)
   ABB                                       16,464            52
   Adecco                                     2,073            77
   Compagnie Financiere
     Richemont                                7,410           118
   Credit Suisse Group                       13,693           370
   Holcim                                       410            70
   Nestle                                     4,251           891
   Novartis                                  26,557         1,041
   Roche Holding (D)                          8,329           657
   STMicroelectronics                        27,513           623
   Swiss Reinsurance                          3,356           216
   Swisscom                                     375           113
   Syngenta                                   2,152           110
   UBS                                       13,909           750
   Zurich Financial Services                  1,624           196
                                                         --------
                                                            5,284
                                                         --------
UNITED KINGDOM (10.7%)
   3i Group                                  15,165           146
   Amersham                                  17,289           133
   Amvescap                                  14,613            89
   ARM Holdings                              33,243            42
   AstraZeneca                               31,288         1,268
   Aviva                                     40,880           298
   AWG                                      536,112             1
   BAA                                       24,465           196
   BAE Systems                               56,559           120
   Barclays                                 116,259           819
   BG Group                                  72,549           322
   BHP Billiton                              48,542           253
   BOC Group                                 12,833           162
   Boots Group                               19,447           199
   BP                                       397,545         2,723
   Brambles Industries                       23,351            61
   British American Tobacco                  32,229           346
   British Land                              15,639           123
   British Sky Broadcasting                  25,359           275
   BT Group                                 155,439           490
   Cable & Wireless                          47,663            80
   Cadbury Schweppes                         37,819           220

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
   Canary Wharf Group                        15,185      $     45
   Capita Group                              20,590            79
   Carnival                                   4,408           124
   Celltech Group                             8,578            47
   Centrica                                  84,326           246
   Compass Group                             50,303           275
   Diageo                                    57,434           616
   Dixons Group                              44,529            84
   Electrocomponents                         14,159            74
   EMI Group                                 25,656            52
   Exel                                       9,691           106
   GKN                                       23,726            80
   GlaxoSmithKline                          106,794         2,108
   Granada                                   73,580           107
   GUS                                       21,884           225
   Hanson                                    17,664           102
   Hays                                      50,670            67
   HBOS                                      70,578           823
   Hilton Group                              47,861           134
   HSBC Holdings                            188,024         2,221
   Imperial Chemical Industries              28,556            64
   Imperial Tobacco Group                    15,815           285
   Intercontinental Hotels Group             20,714           147
   International Power                       32,977            66
   Invensys                                 113,861            32
   J Sainsbury                               30,952           137
   Johnson Matthey                            6,178            89
   Kingfisher                                54,530           228
   Land Securities Group                     13,594           182
   Legal & General Group                    115,823           164
   Lloyds TSB Group                          92,980           682
   LogicaCMG                                 18,962            43
   Marks & Spencer Group                     45,537           213
   Mitchells & Butlers                       23,893            83
   National Grid Transco                     57,305           370
   Pearson                                   19,169           179
   Peninsular and Oriental
     Steam Navigation                        22,197            84
   Provident Financial                        8,271            85
   Prudential                                36,170           225
   Reckitt Benckiser                         12,173           237
   Reed Elsevier                             28,391           233
   Rentokil Initial                          44,742           132
   Reuters Group                             30,832            92
   Rio Tinto                                 19,871           389
   Royal & Sun Alliance
     Insurance Group                         29,279            68
   Royal Bank of Scotland Group              49,121         1,276
   Sage Group                                33,922            89
   Scottish & Newcastle                      19,193           120
   Scottish & Southern Energy                19,847           206
   Scottish Power                            40,884           242

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        SHARES/FACE
                                        AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
   Shell Transport & Trading                170,524      $  1,120
   Smith & Nephew                            23,240           141
   Smiths Group                              15,319           167
   Tesco                                    133,047           445
   Unilever                                  51,928           463
   United Utilities                          17,847           180
   Vodafone Group                         1,231,501         2,673
   Wolseley                                  15,140           164
   WPP Group                                 23,967           192
                                                         --------
                                                           27,968
                                                         --------
Total Foreign Common Stock
     (Cost $294,810)                                      250,271
                                                         --------
FOREIGN PREFERRED STOCK (0.7%)
AUSTRALIA (0.2%)
   News Corp                                 61,236           389
                                                         --------
GERMANY (0.5%)
   Henkel KGaA                                6,278           408
   Porsche                                      929           356
   ProSieben SAT.1 Media                     12,064            60
   Volkswagen                                11,680           299
   Wella                                      2,635           206
                                                         --------
                                                            1,329
                                                         --------
Total Foreign Preferred Stock
     (Cost $2,012)                                          1,718
                                                         --------
EXCHANGE TRADED FUND (2.4%)
   iShares MSCI EAFE Index                   57,883         6,150
                                                         --------
Total Exchange Traded Fund
     (Cost $5,275)                                          6,150
                                                         --------
SHORT-TERM INVESTMENT (19.7%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              51,638,410        51,638
                                                         --------
Total Short-Term Investment
     (Cost $51,638)                                        51,638
                                                         --------
CASH EQUIVALENTS (1.2%)
   Cayman, Time Deposit
     3.41%, 06/02/03           (AUD)            131            85
     3.55%, 06/02/03           (DKK)            358            57
     3.77%, 06/02/03           (NOK)          1,309           196
     4.42%, 06/02/03           (NZD)             31            18
     2.45%, 06/02/03           (SEK)            773            99
     (Cost $94,537)
   Citibank London, Time Deposit
     1.55%, 06/02/03           (EUR)          1,021         1,200
   Citibank Nassau, Time Deposit
     0.52%, 06/02/03           (USD)          1,088         1,088

--------------------------------------------------------------------------------
                                            FACE
                                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
CASH EQUIVALENTS -- CONTINUED
   JPMorgan Chase London,
     Time Deposit
     2.59%, 06/02/03           (GBP)            203      $    333
                                                         --------
Total Cash Equivalents
     (Cost $3,076)                                          3,076
                                                         --------
Total Investments (119.6%)
     (Cost $356,811)                                     $312,853
                                                         ========
Percentages are based on Net Assets of $261,739,824.

At May 31, 2003, sector diversification of the Fund was as follows (Unaudited):
                                               % OF        VALUE
SECTOR DIVERSIFICATION                      NET ASSETS     (000)
----------------------------               ------------  ----------
FOREIGN COMMON STOCK
Aerospace & Defense                             0.3%    $     822
Apparel & Textiles                              0.5         1,313
Automotive                                      5.4        14,022
Banking                                        15.1        39,532
Chemicals                                       2.8         7,314
Construction                                    2.3         5,993
Containers                                      0.1           143
Cosmetics & Toiletries                          1.1         2,810
Electronics                                     9.4        24,484
Entertainment                                   1.1         3,009
Finance                                         6.6        17,380
Food, Beverage & Tobacco                        5.4        14,204
Health Care                                     6.6        17,563
Machinery                                       1.0         2,516
Metals                                          1.7         4,535
Multimedia                                      2.1         5,383
Office Equipment                                1.2         3,038
Oil & Gas                                       8.3        21,904
Operations                                      2.6         6,731
Paper & Related Products                        0.5         1,378
Photographic Equipment                          0.7         1,722
Printing                                        0.3           680
Publishing                                      0.5         1,198
Real Estate                                     1.4         3,568
Retail                                          2.5         6,562
Semiconductors                                  0.1           131
Services                                        0.8         2,205
Technology                                      1.8         4,777
Telephones & Telecommunications                10.3        27,174
Transportation                                  2.5         6,519
Wholesale                                       0.6         1,661
                                            --------    ---------
TOTAL FOREIGN COMMON STOCK                     95.6       250,271
TOTAL FOREIGN PREFERRED STOCK                   0.7         1,718
EXCHANGE TRADED FUND                            2.4         6,150
SHORT-TERM INVESTMENT                          19.7        51,638
TOTAL CASH EQUIVALENTS                          1.2         3,076
                                           --------     ---------
TOTAL INVESTMENTS                             119.6       312,853
OTHER ASSETS AND LIABILITIES, NET             (19.6)      (51,113)
                                           --------     ---------
TOTAL NET ASSETS                              100.0%    $ 261,740
                                           --------     ---------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



LIFE VISION AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (96.6%)
   STI Classic Capital Appreciation
     Fund, Trust Shares                     864,424      $  9,526
   STI Classic Growth and Income
     Fund, Trust Shares                     394,536         4,817
   STI Classic International Equity
     Index Fund, Trust Shares               575,893         4,832
   STI Classic Mid-Cap Equity
     Fund, Trust Shares                      69,213           605
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares               145,869         2,216
   STI Classic Small Cap Value
     Equity Fund, Trust Shares              137,007         1,881
   STI Classic Value Income Stock
     Fund, Trust Shares                     497,550         4,841
                                                         --------
Total Equity Funds
     (Cost $30,694)                                        28,718
                                                         --------
MONEY MARKET FUND (3.1%)
   STI Classic Prime Quality
     Money Market Fund,
     Trust Shares                           927,003           927
                                                         --------
Total Money Market Fund
     (Cost $927)                                              927
                                                         --------
Total Investments (99.7%)
   (Cost $31,621)                                          29,645
                                                         --------
OTHER ASSETS AND LIABILITIES (0.3%)
Investment Advisory Fees Payable                               (3)
Administration Fees Payable                                    (2)
Other Assets and Liabilities, Net                              93
                                                         --------
Total Other Assets and Liabilities                             88
                                                         --------


--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 3,355,014 outstanding shares
   of beneficial interest                                 $33,533
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 123,246 outstanding shares
   of beneficial interest                                     974
Accumulated net realized loss on investments               (2,798)
Net unrealized depreciation on investments                 (1,976)
                                                          -------
Total Net Assets (100.0%)                                 $29,733
                                                          =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($28,681,476 / 3,355,014 shares)                         $8.55
                                                          =======
Net Asset Value and Offering Price
   Per Share -- B Shares (1)
   ($1,051,619 / 123,246 shares)                            $8.53
                                                          =======







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------



LIFE VISION CONSERVATIVE FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (30.5%)
   STI Classic Capital Appreciation
     Fund, Trust Shares                       2,183        $   24
   STI Classic Growth and Income
     Fund, Trust Shares                       1,990            24
   STI Classic International Equity
     Index Fund, Trust Shares                 5,733            48
   STI Classic Mid-Cap Equity
     Fund, Trust Shares                       3,775            33
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares                 3,279            50
   STI Classic Small Cap Value
     Equity Fund, Trust Shares                2,375            33
   STI Classic Value Income Stock
     Fund, Trust Shares                       3,345            32
                                                           ------
Total Equity Funds
     (Cost $230)                                              244
                                                           ------
FIXED INCOME FUNDS (64.0%)
   STI Classic Investment Grade
     Bond Fund, Trust Shares                  3,604            40
   STI Classic Limited-Term
     Federal Mortgage Securities
     Fund, Trust Shares                      44,571           472
                                                           ------
Total Fixed Income Funds
     (Cost $508)                                              512
                                                           ------
MONEY MARKET FUND (4.9%)
   STI Classic Prime Quality
     Money Market Fund,
     Trust Shares                            39,233            39
                                                           ------
Total Money Market Fund
     (Cost $39)                                                39
                                                           ------
Total Investments (99.4%)
   (Cost $777)                                                795
                                                           ------
OTHER ASSETS AND LIABILITIES, NET (0.6%)                        5
                                                           ------

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 76,728 outstanding shares
   of beneficial interest                                  $  781
Undistributed net investment income                             1
Net unrealized appreciation on investments                     18
                                                           ------
Total Net Assets (100.0%)                                  $  800
                                                           ------
Net Asset Value and Offering Price
   Per Share -- B Shares (1)
   ($800,068 / 76,728 shares)                              $10.43
                                                           ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



LIFE VISION GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

                                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (74.5%)
   STI Classic Capital Appreciation
     Fund, Trust Shares                     590,720       $ 6,510
   STI Classic Growth and Income
     Fund, Trust Shares                     805,931         9,840
   STI Classic International Equity
     Index Fund, Trust Shares             1,063,188         8,920
   STI Classic Mid-Cap Equity
     Fund, Trust Shares                     143,503         1,254
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares               352,628         5,357
   STI Classic Small Cap Value
     Equity Fund, Trust Shares              293,256         4,026
   STI Classic Value Income Stock
     Fund, Trust Shares                   1,016,208         9,888
                                                          -------
Total Equity Funds
     (Cost $45,873)                                        45,795
                                                          -------
FIXED INCOME FUNDS (22.2%)
   STI Classic High Income Fund,
     Trust Shares                           835,818         5,984
   STI Classic Investment Grade
     Bond Fund, Trust Shares                381,497         4,174
   STI Classic Limited-Term
     Federal Mortgage Securities
     Fund, Trust Shares                     330,198         3,497
                                                          -------
Total Fixed Income Funds
     (Cost $12,840)                                        13,655
                                                          -------
MONEY MARKET FUND (3.2%)
   STI Classic Prime Quality
     Money Market Fund,
     Trust Shares                         1,925,524         1,926
                                                          -------
Total Money Market Fund
     (Cost $1,926)                                          1,926
                                                          -------
Total Investments (99.9%)
   (Cost $60,639)                                          61,376
                                                          -------
OTHER ASSETS AND LIABILITIES (0.1%)
Investment Advisory Fees Payable                               (7)
Administration Fees Payable                                    (3)
Distribution Fees Payable                                      (1)
Other Assets and Liabilities, Net                             101
                                                          -------
Total Other Assets and Liabilities                             90
                                                          -------

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 6,371,070 outstanding shares
   of beneficial interest                                 $66,506
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 216,052 outstanding shares
   of beneficial interest                                   1,894
Undistributed net investment income                           117
Accumulated net realized loss on investments               (7,788)
Net unrealized appreciation on investments                    737
                                                          -------
Total Net Assets (100.0%)                                 $61,466
                                                          =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($59,448,746 / 6,371,070 shares)                         $9.33
                                                            =====
Net Asset Value and Offering Price
   Per Share -- B Shares (1)
   ($2,017,153 / 216,052 shares)                            $9.34
                                                           ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------



LIFE VISION MODERATE GROWTH FUND

--------------------------------------------------------------------------------

                                             SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (61.0%)
   STI Classic Capital Appreciation
     Fund, Trust Shares                   1,208,428       $13,317
   STI Classic Growth and Income
     Fund, Trust Shares                     547,418         6,684
   STI Classic International Equity
     Index Fund, Trust Shares             1,831,371        15,365
   STI Classic Mid-Cap Equity
     Fund, Trust Shares                     209,585         1,832
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares               593,077         9,009
   STI Classic Small Cap Value
     Equity Fund, Trust Shares              424,421         5,827
   STI Classic Value Income Stock
     Fund, Trust Shares                     695,321         6,765
                                                          -------
Total Equity Funds
     (Cost $58,110)                                        58,799
                                                          -------
FIXED INCOME FUNDS (38.6%)
   STI Classic High Income Fund,
     Trust Shares                         1,355,618         9,706
   STI Classic Investment Grade
     Bond Fund, Trust Shares              1,148,443        12,564
   STI Classic Limited-Term
     Federal Mortgage Securities
     Fund, Trust Shares                   1,413,214        14,966
                                                          -------
Total Fixed Income Funds
     (Cost $34,579)                                        37,236
                                                          -------
MONEY MARKET FUND (0.2%)
   STI Classic Prime Quality
     Money Market Fund,
     Trust Shares                           158,636           159
                                                          -------
Total Money Market Fund
     (Cost $159)                                              159
                                                          -------
Total Investments (99.8%)
   (Cost $92,848)                                          96,194
                                                          -------
OTHER ASSETS AND LIABILITIES (0.2%)
Investment Advisory Fees Payable                              (11)
Administration Fees Payable                                    (6)
Distribution Fees Payable                                      (1)
Custody Fees Payable                                           (1)
Other Assets and Liabilities, Net                             238
                                                          -------
Total Other Assets and Liabilities                            219
                                                          -------
--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 10,392,203 outstanding shares
   of beneficial interest                                 $98,780
Paid in Capital -- B Shares
   (unlimited authorization -- no par value)
   based on 298,901 outstanding shares
   of beneficial interest                                   2,547
Undistributed net investment income                           279
Accumulated net realized loss on investments               (8,539)
Net unrealized appreciation on investments                  3,346
                                                          -------
Total Net Assets (100.0%)                                 $96,413
                                                          =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($93,722,042 / 10,392,203 shares)                        $9.02
                                                          =======
Net Asset Value and Offering Price
   Per Share -- B Shares (1)
   ($2,690,852 / 298,901 shares)                            $9.00
                                                          =======



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS. FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



MID-CAP EQUITY FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (93.8%)
BASIC MATERIALS (2.3%)
   Lubrizol                                  39,000      $  1,244
   Nucor                                     19,400           924
   Rohm & Haas                               33,500         1,087
                                                         --------
                                                            3,255
                                                         --------
CAPITAL GOODS (9.8%)
   Autoliv                                   32,300           831
   Crane                                     57,200         1,194
   Delphi                                   109,500           966
   Eaton                                     23,300         1,956
   Goodrich                                  65,100         1,189
   Harsco                                    39,000         1,380
   Hubbell, Cl B                             35,000         1,178
   Jabil Circuit* (D)                        57,115         1,199
   KB Home                                   18,100         1,131
   Sonoco Products                           40,200           903
   Textron                                   35,000         1,220
   Toro                                      21,100           843
                                                         --------
                                                           13,990
                                                         --------
COMMUNICATION SERVICES (1.9%)
   Advanced Fibre
     Communication*                          36,300           685
   CenturyTel                                23,355           786
   Harris                                    28,400           860
   Qwest Communications
     International*                          83,300           374
                                                         --------
                                                            2,705
                                                         --------
COMPUTER SOFTWARE (4.9%)
   BMC Software*                             31,125           528
   Computer Associates
     International                           38,925           844
   Intuit*                                   33,770         1,556
   Peoplesoft*                               24,500           401
   Quest Software*                           35,000           391
   Siebel Systems*                           67,660           635
   Storage Technology*                       24,500           661
   Symantec* (D)                              7,840           355
   Veritas Software* (D)                     57,235         1,588
                                                         --------
                                                            6,959
                                                         --------
CONSUMER CYCLICALS (12.6%)
   Autonation*                               78,100         1,087
   Autozone*                                  9,200           770
   Borders Group*                            41,600           684
   CDW Computer Centers* (D)                  7,850           320
   Centex                                    19,400         1,506
   Eastman Kodak (D)                         37,700         1,155
   Federated Department Stores*              23,300           757
   Hasbro                                    44,100           706

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- CONTINUED
   Mattel                                    39,000      $    839
   Newell Rubbermaid                         13,100           373
   Pitney Bowes (D)                          63,300         2,431
   Polo Ralph Lauren*                        29,900           792
   RadioShack                                24,500           591
   RR Donnelley & Sons (D)                   61,200         1,527
   Staples*                                  52,180         1,012
   VF                                        35,000         1,333
   Xerox* (D)                                58,500           639
   Zale*                                     37,700         1,370
                                                         --------
                                                           17,892
                                                         --------
CONSUMER STAPLES (3.2%)
   Archer-Daniels-Midland                    36,290           434
   Clorox                                    19,400           866
   RJ Reynolds Tobacco Holdings              16,000           545
   Starbucks*                                28,400           700
   UST                                       30,800         1,088
   Weis Markets                              27,200           868
                                                         --------
                                                            4,501
                                                         --------
ENERGY (7.9%)
   Amerada Hess                              37,700         1,847
   Ashland                                   59,800         1,941
   Diamond Offshore Drilling                 87,300         1,985
   Halliburton                               59,800         1,428
   Helmerich & Payne (D)                     36,300         1,121
   Marathon Oil                              79,500         2,046
   Tidewater (D)                             27,200           898
                                                         --------
                                                           11,266
                                                         --------
FINANCE (19.7%)
   Annaly Mortgage Management
     REIT (D)                                71,600         1,401
   Archstone-Smith Trust REIT                19,400           461
   Bear Stearns                              27,200         2,102
   Cigna (D)                                 20,700         1,161
   Colonial Properties Trust REIT            46,100         1,614
   Comerica                                  48,100         2,226
   Commerce Bancshares                       28,400         1,149
   Countrywide Financial                     18,190         1,340
   Duke Realty REIT                          14,325           407
   Equity Residential REIT                   27,200           720
   First Citizens Bancshares, Cl A           14,977         1,515
   First Industrial Realty
     Trust REIT                              69,000         2,080
   Greenpoint Financial                      14,400           730
   Lincoln National                          35,000         1,218
   Simon Property Group REIT                 16,700           628
   St. Paul                                  36,300         1,328
   Stancorp Financial Group                  18,100           978
   Staten Island Bancorp                     66,300         1,278

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCE -- CONTINUED
   UnionBanCal                               14,400      $    608
   Unitrin                                   77,300         2,024
   UnumProvident                             14,200           183
   Webster Financial                         55,900         2,116
   Willis Group Holdings Ltd.                24,450           773
                                                         --------
                                                           28,040
                                                         --------
HEALTH CARE (10.1%)
   Anthem*                                    8,300           609
   Beckman Coulter (D)                       31,100         1,264
   Becton Dickinson                          24,500           980
   Caremark Rx*                              32,300           729
   Express Scripts* (D)                      11,800           772
   Genzyme*                                  27,500         1,306
   Gilead Sciences* (D)                      16,730           883
   Guidant*                                  23,300           985
   Inamed*                                   21,400         1,103
   Laboratory Corp of America
     Holdings*                               24,500           788
   Martek Biosciences*                        2,500            94
   Medimmune*                                13,100           464
   Millennium Pharmaceuticals*               43,300           673
   Oxford Health Plans*                      16,300           604
   Protein Design Labs*                      45,600           653
   St. Jude Medical*                         24,500         1,374
   WellPoint Health Networks*                 9,200           785
   Zimmer Holdings*                           5,900           265
                                                         --------
                                                           14,331
                                                         --------
SEMICONDUCTORS (3.7%)
   Altera*                                   84,700         1,633
   Arrow Electronics*                        59,795         1,019
   Emulex*                                   11,815           292
   Intersil, Cl A*                           59,300         1,449
   Molex (D)                                 31,150           852
                                                         --------
                                                            5,245
                                                         --------
SERVICES (4.6%)
   Deluxe                                    29,900         1,404
   GTECH Holdings*                           16,705           587
   H&R Block                                 31,100         1,273
   Harte-Hanks                               66,300         1,213
   Public Storage REIT                        6,520           223
   ServiceMaster                             96,400         1,025
   USA Interactive* (D)                      23,300           896
                                                         --------
                                                            6,621
                                                         --------
TECHNOLOGY (4.1%)
   Avnet* (D)                                57,200           778
   Avocent* (D)                              21,900           647
   Computer Sciences* (D)                    28,400         1,128
   Lexmark International*                     6,600           491
   Network Associates*                       18,040           219

--------------------------------------------------------------------------------
                                        SHARES/FACE
                                        AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
   Novellus Systems* (D)                     41,600       $ 1,441
   Yahoo!* (D)                               36,300         1,084
                                                         --------
                                                            5,788
                                                         --------
TRANSPORTATION (0.8%)
   Burlington Northern Santa Fe              37,700         1,112
                                                         --------
UTILITIES (8.2%)
   Citizens Communications* (D)              78,100           962
   Edison International*                     46,880           763
   Great Plains Energy                       40,205         1,158
   NiSource                                  66,300         1,300
   OGE Energy                               139,620         2,949
   Pinnacle West Capital                     36,300         1,374
   PPL                                          454            18
   Public Service Enterprise Group           49,400         2,111
   Xcel Energy                               62,600           964
                                                         --------
                                                           11,599
                                                         --------
Total Common Stock
     (Cost $117,895)                                      133,304
                                                         --------
EXCHANGE TRADED FUND (4.7%)
   Midcap SPDR Trust, Ser 1                  76,530         6,668
                                                         --------
Total Exchange Traded Fund
     (Cost $6,097)                                          6,668
                                                         --------
SHORT-TERM INVESTMENT (12.3%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              17,512,660        17,513
                                                         --------
Total Short-Term Investment
     (Cost $17,513)                                        17,513
                                                         --------
REPURCHASE AGREEMENT (2.9%)
   UBS Paine Webber
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $4,182,638 (collateralized by a
     FHLB obligation: total
     market value $4,270,327) (C)            $4,182         4,182
                                                         --------
Total Repurchase Agreement
     (Cost $4,182)                                          4,182
                                                         --------
Total Investments (113.7%)
   (Cost $145,687)                                        161,667
                                                         --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



MID-CAP EQUITY FUND--CONCLUDED

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES (-13.7%)
Payable Upon Return of Securities Loaned                 $(17,513)
Investment Advisory Fees Payable                             (128)
Administration Fees Payable                                    (8)
Distribution Fees Payable                                      (9)
Custody Fees Payable                                           (2)
Other Assets and Liabilities, Net                          (1,765)
                                                         --------
Total Other Assets and Liabilities                        (19,425)
                                                         --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 13,515,607 outstanding shares
   of beneficial interest                                 145,318
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 1,440,979 outstanding shares
   of beneficial interest                                  14,016
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 1,516,873 outstanding shares
   of beneficial interest                                  18,468
Accumulated net realized loss on investments              (51,540)
Net unrealized appreciation on investments                 15,980
                                                         --------
Total Net Assets (100.0%)                                $142,242
                                                         ========

--------------------------------------------------------------------------------

                                                            VALUE
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($118,091,766 / 13,515,607 shares)                       $8.74
                                                         ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($12,136,825 / 1,440,979 shares)                         $8.42
                                                         ========
Maximum Offering Price Per Share --
   Investor Shares ($8.42 / 96.25%)                         $8.75
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($12,013,432 / 1,516,873 shares)                         $7.92
                                                         ========





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------



MID CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (91.9%)
BASIC MATERIALS (10.2%)
   Abitibi-Consolidated                     205,700      $  1,395
   Boise Cascade (D)                         97,400         2,393
   Lubrizol                                  42,800         1,365
   Nucor                                     31,700         1,510
   PPG Industries                            33,000         1,605
   Sappi ADR                                 65,000           803
   United States Steel                      107,200         1,688
                                                         --------
                                                           10,759
                                                         --------
CAPITAL GOODS (12.6%)
   Dover                                     48,900         1,482
   Eaton                                     11,900           999
   Empresa Brasileira de
     Aeronautica ADR (D)                    217,400         3,207
   Masco                                     27,600           679
   Pall                                      31,100           675
   Pentair                                   49,200         1,912
   Raytheon                                  27,800           891
   Rockwell Collins                          79,900         1,836
   Sonoco Products                           51,400         1,155
   W.W. Grainger                             11,100           518
                                                         --------
                                                           13,354
                                                         --------
COMMUNICATION SERVICE (1.8%)
   CenturyTel (D)                            57,900         1,950
                                                         --------
COMPUTER SOFTWARE (1.2%)
   Apple Computer*                           39,900           717
   Diebold                                   13,600           543
                                                         --------
                                                            1,260
                                                         --------
CONSUMER CYCLICALS (14.9%)
   Abercrombie & Fitch, Cl A*                13,900           397
   Blyth                                      9,100           251
   Darden Restaurants                        54,200         1,074
   Dollar Tree Stores* (D)                   56,100         1,627
   Fortune Brands                            22,400         1,174
   Knight-Ridder                             23,300         1,641
   Limited Brands                            95,100         1,451
   Magna International, Cl A                 20,300         1,362
   Newell Rubbermaid                         31,100           886
   Pitney Bowes (D)                          41,100         1,578
   Polo Ralph Lauren*                        21,300           564
   RR Donnelley & Sons                       64,800         1,617
   Starwood Hotels & Resorts
     Worldwide (D)                           19,800           574
   VF                                        39,500         1,504
                                                         --------
                                                           15,700
                                                         --------

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (3.8%)
   HJ Heinz                                  46,500      $  1,538
   PepsiAmericas                             80,600         1,048
   Supervalu                                 69,200         1,373
                                                         --------
                                                            3,959
                                                         --------
ENERGY (10.1%)
   Diamond Offshore Drilling (D)             79,900         1,817
   GlobalSantaFe                             58,100         1,446
   Noble Energy                              43,100         1,570
   Tidewater (D)                             71,400         2,358
   Transocean*                               80,200         1,874
   Valero Energy                             42,400         1,590
                                                         --------
                                                           10,655
                                                         --------
FINANCE (16.1%)
   AMBAC Financial Group                     10,700           714
   Banknorth Group                           58,800         1,506
   Charter One Financial                     72,080         2,196
   Hartford Financial
     Services Group                          27,000         1,259
   Janus Capital Group                      121,600         1,891
   Keycorp                                  108,400         2,862
   Lincoln National                          29,200         1,016
   PNC Financial Services Group              21,900         1,079
   Protective Life                           39,600         1,092
   St. Paul                                  25,500           933
   Wilmington Trust                          48,500         1,406
   Zions Bancorporation                      21,000         1,071
                                                         --------
                                                           17,025
                                                         --------
HEALTH CARE (5.0%)
   Becton Dickinson                          20,300           812
   Health Management
     Associates, Cl A                        14,300           267
   IVAX*                                     88,600         1,534
   Manor Care*                               46,100         1,092
   Shire Pharmaceuticals ADR*                40,300           836
   Steris*                                   34,500           778
                                                         --------
                                                            5,319
                                                         --------
SERVICES (5.1%)
   Allied Waste Industries* (D)             167,000         1,650
   Omnicom Group (D)                          7,600           530
   Pittson Brink's Group                    141,200         2,235
   Viad                                      48,900           991
                                                         --------
                                                            5,406
                                                         --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



MID CAP VALUE EQUITY FUND--CONCLUDED

--------------------------------------------------------------------------------
                                        SHARES/FACE
                                        AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (7.1%)
   Advanced Micro Devices*                  122,500      $    892
   Autodesk                                  60,100           896
   Avnet* (D)                               128,200         1,744
   Celestica* (D)                           109,300         1,587
   Vishay Intertechnology*                  163,600         2,362
                                                         --------
                                                            7,481
                                                         --------
UTILITIES (4.0%)
   FirstEnergy                               18,400           677
   FPL Group                                  7,900           525
   KeySpan                                   21,800           768
   Pinnacle West Capital                     13,300           504
   PPL                                       24,800         1,003
   Progress Energy                           14,800           696
                                                         --------
                                                            4,173
                                                         --------
Total Common Stock
     (Cost $93,029)                                        97,041
                                                         --------
SHORT-TERM INVESTMENT (10.1%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              10,608,700        10,609
                                                         --------
Total Short-Term Investment
     (Cost $10,609)                                        10,609
                                                         --------
REPURCHASE AGREEMENT (8.5%)
   UBS Paine Webber
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $9,022,169 (collateralized by
     FHLB obligations: total
     market value $9,202,584) (C)            $9,021         9,021
                                                         --------
Total Repurchase Agreement
     (Cost $9,021)                                          9,021
                                                         --------
Total Investments (110.5%)
   (Cost $112,659)                                        116,671
                                                         --------
OTHER ASSETS AND LIABILITIES (-10.5%)
Payable Upon Return of Securities Loaned                  (10,609)
Investment Advisory Fees Payable                              (97)
Administration Fees Payable                                    (6)
Distribution Fees Payable                                      (1)
Custody Fees Payable                                           (1)
Other Assets and Liabilities, Net                            (359)
                                                         --------
Total Other Assets and Liabilities                        (11,073)
                                                         --------

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 11,587,104 outstanding shares
   of beneficial interest                                $130,630
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 669,239 outstanding shares
   of beneficial interest                                   6,847
Undistributed net investment income                           127
Accumulated net realized loss on investments              (36,018)
Net unrealized appreciation on investments                  4,012
                                                         --------
Total Net Assets (100.0%)                                $105,598
                                                         ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($99,853,946 / 11,587,104 shares)                        $8.62
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($5,743,793 / 669,239 shares)                            $8.58
                                                         ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------

SMALL CAP GROWTH STOCK FUND

--------------------------------------------------------------------------------
                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (96.5%)
BASIC MATERIALS (2.3%)
   A. Schulman                              183,600      $  3,145
   Celanese (D)                             105,000         2,526
   Cooper Tire & Rubber                     160,000         2,542
   Myers Industries                          85,500           847
   Schnitzer Steel Industries, Cl A          50,000         1,705
   Worthington Industries                   240,000         3,583
                                                         --------
                                                           14,348
                                                         --------
CAPITAL GOODS (6.1%)
   Albany International, Cl A                90,000         2,396
   American Axle &
     Manufacturing Holdings* (D)            150,000         3,750
   Aptargroup                                   900            31
   Astec Industries*                        165,224         1,332
   Beazer Homes USA*                         30,000         2,544
   BorgWarner                                45,000         2,615
   Briggs & Stratton (D)                     70,000         3,226
   Copart*                                  130,000         1,167
   DRS Technologies*                        130,000         3,250
   ElkCorp (D)                               70,000         1,447
   Griffon*                                 250,000         3,845
   Herley Industries*                        80,000         1,256
   Keith*                                   131,400         1,309
   Newport*                                 145,000         2,319
   Rogers*                                  150,000         4,953
   Watsco                                   135,000         2,120
                                                         --------
                                                           37,560
                                                         --------
COMMUNICATION SERVICES (2.2%)
   Anaren Microwave*                        240,000         2,443
   Applied Signal Technology                  2,000            34
   Boston Communications
     Group* (D)                             282,902         4,603
   Commonwealth
     Telephone Enterprises*                  70,000         2,941
   Powerwave Technologies*                  300,000         2,085
   Symmetricom*                             140,000           651
   TTI Team Telecom
     International Ltd.* (D)                142,428           809
                                                         --------
                                                           13,566
                                                         --------
COMPUTER SOFTWARE (4.3%)
   Hyperion Solutions*                      160,000         5,040
   Macromedia*                               90,000         1,815
   NetScreen Technologies* (D)              130,000         2,911
   Pinnacle Systems*                        200,000         2,130
   SS&C Technologies*                       200,735         3,262
   THQ* (D)                                 180,000         2,552


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- CONTINUED
   United Online* (D)                        80,000      $  1,723
   Western Digital* (D)                     550,000         6,886
                                                         --------
                                                           26,319
                                                         --------
CONSUMER CYCLICALS (17.7%)
   4Kids Entertainment* (D)                 380,000         6,612
   Alliance Gaming*                         220,000         3,546
   Bombay*                                  120,600         1,146
   Boyd Gaming*                             190,000         2,873
   CBRL Group                                60,000         2,165
   Checkers Drive-In Restaurant*            286,500         2,301
   Chico's FAS*                             140,000         2,996
   Christopher & Banks* (D)                  60,000         1,737
   Columbia Sportswear* (D)                  60,000         2,977
   Cost Plus*                               100,000         3,595
   DEL Laboratories*                         91,500         2,288
   Electronics Boutique Holdings*           170,000         3,570
   Emerson Radio*                           122,400           800
   Gart Sports*                             100,000         2,691
   Guitar Center* (D)                       160,000         3,832
   Gymboree* (D)                            150,000         2,565
   Harman International
     Industries (D)                          55,000         4,081
   Imco Recycling*                          290,000         2,114
   Jos A. Bank Clothiers*                   200,000         5,240
   K-Swiss, Cl A                            140,000         4,809
   K2*                                      213,000         2,051
   Linens 'N Things* (D)                    140,000         3,223
   Movie Gallery*                           160,000         2,982
   MTR Gaming Group*                        140,000           965
   Multimedia Games* (D)                     84,300         2,068
   O'Charleys*                              180,000         3,451
   O'Reilly Automotive* (D)                  50,000         1,527
   Penn National Gaming*                    160,000         2,678
   Quiksilver*                               90,000         1,524
   Rare Hospitality
     International* (D)                     160,000         4,573
   Rent-A-Center* (D)                        45,000         2,990
   Shuffle Master* (D)                       50,000         1,340
   Sonic* (D)                               110,000         2,848
   Sonic Automotive* (D)                    190,000         3,545
   Sonic Solutions* (D)                     372,000         2,574
   Steiner Leisure Ltd.*                    305,000         4,773
   TBC* (D)                                  87,800         1,580
   Tuesday Morning*                          45,300         1,039
   Urban Outfitters* (D)                     35,000         1,166
                                                         --------
                                                          108,835
                                                         --------
CONSUMER STAPLES (2.1%)
   Church & Dwight                           80,000         2,543
   Cott* (D)                                290,000         6,238
   Ruby Tuesday                              30,000           692

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003

SMALL CAP GROWTH STOCK FUND--CONTINUED

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES -- CONTINUED
   Schweitzer-Mauduit
     International                            4,800      $    115
   Sensient Technologies                    140,000         3,170
                                                         --------
                                                           12,758
                                                         --------
ENERGY (11.5%)
   CAL Dive International*                  170,000         3,779
   Comstock Resources*                      300,000         4,113
   Core Laboratories*                       340,000         3,808
   Energen                                   45,000         1,468
   Grey Wolf* (D)                           830,000         3,719
   Headwaters*                              312,000         5,925
   Horizon Offshore*                        520,000         2,626
   Hydril*                                  135,000         3,711
   Key Energy Services*                     350,000         4,158
   Magnum Hunter Resources*                 720,000         5,184
   Maverick Tube*                           280,000         5,606
   National-Oilwell* (D)                    170,000         4,134
   Oil States International*                310,000         4,166
   Premcor* (D)                             160,000         3,480
   Remington Oil & Gas*                     210,000         4,030
   Superior Energy Services*                400,000         4,576
   Torch Offshore*                          290,000         2,030
   Ultra Petroleum*                         130,000         1,521
   W-H Energy Services*                     136,800         2,978
                                                         --------
                                                           71,012
                                                         --------
FINANCE (8.7%)
   American Capital Strategies (D)          120,000         3,282
   Arch Capital Group*                       90,000         3,330
   BankAtlantic Bancorp, Cl A               280,000         3,231
   Bankunited Financial, Cl A*               54,000           995
   Doral Financial                          140,000         5,919
   Federal Agricultural
     Mortgage, Cl C* (D)                    110,000         2,615
   First American                           110,000         2,979
   First Cash Financial Services*            80,000           980
   First Niagara Financial Group            100,000         1,368
   FirstFed Financial*                       15,500           526
   Hilb Rogal & Hamilton                     30,000         1,049
   Hub International Ltd.                   110,000         1,791
   Icon ADR*                                 40,000         1,100
   IndyMac Bancorp                          110,000         2,827
   IPC Holdings Ltd.                         90,000         2,906
   LendingTree*                             100,000         2,345
   Netbank                                  230,000         3,052
   Odyssey Re Holdings (D)                   50,000         1,032
   Portfolio Recovery
     Associates* (D)                         95,100         2,849
   R&G Financial, Cl B                      160,000         4,544
   RLI                                      130,000         3,845
   Sterling Bancshares                       60,000           716
                                                         --------
                                                           53,281
                                                         --------

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE (17.2%)
   Accredo Health*                          120,000      $  2,551
   Alaris Medical*                          170,000         2,125
   American Healthways* (D)                 150,000         3,875
   American Pharmaceutical
     Partners* (D)                          130,000         3,799
   Amerigroup*                               50,000         1,746
   Applera - Celera
     Genomics Group*                        170,000         1,997
   Bio-Rad Laboratories, Cl A* (D)           25,000         1,475
   Cima Labs*                               122,100         3,510
   Covance*                                 200,000         3,806
   Endo Pharmaceuticals
     Holdings*                              215,000         3,391
   Fisher Scientific International*         140,000         4,437
   Gentiva Health Services*                 220,000         2,024
   ICU Medical* (D)                         105,000         3,244
   Idexx Laboratories*                       50,000         1,789
   Integra LifeSciences
     Holdings* (D)                          240,000         6,773
   Invitrogen*                               20,000           780
   Kos Pharmaceuticals* (D)                 190,000         4,628
   LifePoint Hospitals* (D)                 180,000         3,843
   Martek Biosciences* (D)                   95,000         3,576
   Merit Medical Systems*                   176,800         3,276
   North American Scientific* (D)            95,000           767
   Osteotech*                               130,000         1,816
   Pediatrix Medical Group*                  80,000         3,005
   Pharmaceutical
     Product Development*                   120,000         3,366
   Possis Medical*                          300,000         5,118
   Priority Healthcare, Cl B* (D)           220,000         4,961
   Renal Care Group* (D)                     90,000         3,058
   Sierra Health Services*                  300,000         6,144
   Steris*                                  236,100         5,324
   Taro Pharmaceuticals
     Industries* (D)                        110,000         5,232
   Techne*                                   78,301         2,271
   WellChoice*                               79,600         2,008
                                                         --------
                                                          105,715
                                                         --------
SEMICONDUCTORS (1.0%)
   Cypress Semiconductor*                   330,000         3,647
   GlobespanVirata*                         270,000         2,238
                                                         --------
                                                            5,885
                                                         --------
SERVICES (5.1%)
   Avid Technology*                          15,800           533
   CDI*                                     150,000         3,967
   Central European
     Distribution* (D)                       77,347         2,402
   Corinthian Colleges*                      80,000         3,763
   Earthlink*                               150,000         1,011

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
SERVICES -- CONTINUED
   eSpeed, Cl A*                            230,000      $  3,519
   Getty Images*                             50,000         2,020
   Gevity                                   320,000         3,232
   Kroll*                                   220,000         5,106
   Moore Wallace                            260,000         3,671
   MPS Group*                               286,000         2,051
                                                         --------
                                                           31,275
                                                         --------
TECHNOLOGY (13.1%)
   Actel* (D)                               160,000         3,550
   Adaptec* (D)                             250,000         2,000
   Advanced Power
     Technology* (D)                        100,000           500
   Aeroflex*                                550,000         4,317
   Ansys*                                    65,200         1,861
   ATMI* (D)                                135,000         3,378
   Avocent* (D)                             155,000         4,582
   Axcelis Technologies*                    370,000         2,205
   CACI International, Cl A* (D)             30,000           991
   Catapult Communications*                  17,400           187
   Dot Hill Systems* (B)                    900,000         9,124
   eResearch Technology* (D)                110,000         2,060
   Filenet*                                 220,000         3,672
   Genesis Microchip* (D)                   310,000         5,906
   Hutchinson Technology*                    65,000         1,962
   Itron*                                    75,000         1,631
   IXYS*                                    325,000         2,350
   Maxtor*                                  360,000         2,707
   Mercury Computer Systems*                210,000         4,620
   Neoware Systems* (D)                     300,000         3,465
   Planar Systems*                          100,000         2,074
   Semtech*                                 100,000         1,585
   Silicon Storage Technology*              586,100         2,766
   Take-Two Interactive
     Software* (D)                          110,000         2,778
   Technitrol*                              155,000         2,677
   Utstarcom*                               140,000         4,151
   Vitesse Semiconductor*                   700,000         3,514
                                                         --------
                                                           80,613
                                                         --------
TRANSPORTATION (5.2%)
   Atlantic Coast
     Airlines Holdings*                     230,000         2,178
   EGL*                                     160,000         2,506
   ExpressJet Holdings*                     150,000         1,761
   Genesee & Wyoming, Cl A*                  83,000         1,735
   Heartland Express*                        40,000           944
   JB Hunt Transport Services* (D)           70,000         2,593

--------------------------------------------------------------------------------
                                          SHARES/FACE
                                          AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION -- CONTINUED
   Knight Transportation*                    26,000      $    659
   Landstar System*                          20,000         1,281
   Marten Transport*                         40,000           903
   OMI*                                     665,000         3,810
   PAM Transportation Services*             110,000         2,631
   Skywest                                  310,510         4,248
   Werner Enterprises                       210,000         4,813
   Yellow*                                   80,000         2,102
                                                         --------
                                                           32,164
                                                         --------
Total Common Stock
     (Cost $510,761)                                      593,331
                                                         --------
WARRANTS (0.0%)
   Per-Se Technologies, Strike Price
     $0.05, Expires 07/08/03*                 3,664            --
                                                         --------
Total Warrants
     (Cost $0)                                                 --
                                                         --------
SHORT-TERM INVESTMENT (18.0%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)             110,662,130       110,662
                                                         --------
Total Short-Term Investment
     (Cost $110,662)                                      110,662
                                                         --------
REPURCHASE AGREEMENT (2.9%)
   Morgan Stanley
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $18,061,457 (collateralized by
     FNMA obligations: total
     market value $18,420,823) (C)          $18,060        18,060
                                                         --------
Total Repurchase Agreement
     (Cost $18,060)                                        18,060
                                                         --------
Total Investments (117.4%)
   (Cost $639,483)                                        722,053
                                                         --------
OTHER ASSETS AND LIABILITIES (-17.4%)
Payable Upon Return of Securities Loaned                 (110,662)
Investment Advisory Fees Payable                             (561)
Administration Fees Payable                                   (34)
Distribution Fees Payable                                     (22)
Custody Fees Payable                                           (6)
Transfer Agent Shareholder
   Servicing Fees Payable                                      (1)
Other Assets and Liabilities, Net                           4,435
                                                         --------
Total Other Assets and Liabilities                       (106,851)
                                                         --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


SMALL CAP GROWTH STOCK FUND--CONCLUDED

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 37,366,728 outstanding shares
   of beneficial interest                                $563,321
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 1,458,897 outstanding shares
   of beneficial interest                                  19,163
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 1,772,031 outstanding shares
   of beneficial interest                                  29,743
Undistributed net investment income                           208
Accumulated net realized loss on investments              (79,803)
Net unrealized appreciation on investments                 82,570
                                                         --------
Total Net Assets (100.0%)                                $615,202
                                                         ========

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($567,714,156 / 37,366,728 shares)                      $15.19
                                                         ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($21,887,613 / 1,458,897 shares)                        $15.00
                                                         ========
Maximum Offering Price Per Share --
   Investor Shares ($15.00 / 96.25%)                       $15.58
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($25,600,669 / 1,772,031 shares)                        $14.45
                                                         ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------

SMALL CAP VALUE EQUITY FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (97.1%)
BASIC MATERIALS (9.7%)
   Boise Cascade                            326,400      $  8,020
   Carpenter Technology                     176,500         2,716
   Cia Siderurgica
     Nacional ADR* (D)                       59,300         1,130
   Lesco*                                   295,800         3,260
   Lubrizol                                 202,000         6,444
   Olin                                     316,900         5,597
   Sappi ADR (D)                            302,900         3,741
   Sociedad Quimica Minera
     de Chile ADR                           153,700         4,119
   Southern Peru Copper                     233,400         3,706
   Texas Industries                         315,700         6,980
   United States Steel (D)                  403,600         6,357
   Wellman                                  133,400         1,501
                                                         --------
                                                           53,571
                                                         --------
CAPITAL GOODS (14.0%)
   BHA Group Holdings                        63,600         1,339
   Briggs & Stratton (D)                     82,700         3,812
   Cummins (D)                              188,000         6,445
   Empresa Brasileira de
     Aeronautica ADR                        816,916        12,050
   Goodrich                                 187,000         3,416
   Lennox International                     258,789         3,708
   LSI Industries                           380,250         4,521
   Makita ADR                               870,600         6,660
   Oshkosh Truck                             55,000         3,049
   Quixote                                  315,500         7,256
   Robbins & Myers                          248,500         4,766
   Roper Industries                          80,100         2,939
   Snap-On                                  134,300         4,084
   Standard Register                         77,900         1,361
   Tecumseh Products, Cl A                   63,400         2,438
   Tenaris ADR*                             103,173         2,404
   Valspar (D)                              121,700         5,305
   York International                        67,200         1,740
                                                         --------
                                                           77,293
                                                         --------
COMMUNICATION SERVICES (3.4%)
   Harris                                   622,128        18,844
                                                         --------
CONSUMER CYCLICALS (21.8%)
   Bassett Furniture Industries             228,300         3,103
   Benetton Group ADR (D)                   238,900         4,742
   Blyth                                    191,000         5,275
   CBRL Group (D)                           237,900         8,583
   Circuit City Stores                    1,332,200         9,578
   Edelbrock                                 12,540           125
   Ethan Allen Interiors (D)                228,200         8,131
   Fairmont Hotels & Resorts (D)            233,100         5,501
   Harman International
     Industries (D)                          91,714         6,805
   Intrawest                                350,100         4,121
   John H. Harland                          239,300         5,832

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS -- CONTINUED
   John Wiley & Sons, Cl A                  209,300      $  5,327
   Libbey                                   149,800         3,221
   Media General, Cl A                      115,700         6,808
   Movado Group                             149,400         3,433
   Natuzzi Spa ADR                          284,500         2,381
   Nautilus Group (D)                       579,200         7,524
   Phillips-Van Heusen                      354,200         4,998
   Pier 1 Imports (D)                       284,400         5,719
   Stewart & Stevenson Services             299,000         4,312
   Sturm Ruger                              139,100         1,323
   Thomas Industries                         95,600         2,811
   Winnebago Industries (D)                 225,200         8,954
   Wolverine World Wide                      85,700         1,574
                                                         --------
                                                          120,181
                                                         --------
CONSUMER STAPLES (7.8%)
   Adolph Coors, Cl B (D)                   148,100         8,157
   Church & Dwight                          360,400        11,457
   Dial                                     220,500         4,410
   Ingles Markets, Cl A                     225,800         2,202
   Interstate Bakeries                      168,200         2,183
   JM Smucker                               232,343         8,748
   Sensient Technologies                    267,135         6,048
                                                         --------
                                                           43,205
                                                         --------
ENERGY (3.6%)
   Arch Coal (D)                            199,000         4,499
   ENSCO International                      129,100         3,873
   Noble Energy                              73,700         2,685
   Peabody Energy                           269,100         8,840
                                                         --------
                                                           19,897
                                                         --------
FINANCE (15.3%)
   American Financial Group (D)             173,000         3,825
   Banner                                   120,300         2,549
   Chicago Mercantile
     Exchange (D)                            74,800         4,599
   City National                             91,800         4,131
   Colonial BancGroup                       401,000         5,417
   FNB                                      162,134         4,887
   Glacier Bancorp                          155,797         3,915
   HCC Insurance Holdings (D)               263,700         7,555
   Horizon Financial                        242,706         4,063
   Hub International Ltd.                   257,600         4,194
   Klamath First Bancorp                    215,100         3,743
   Pacific Northwest Bancorp                103,200         3,601
   PXRE Group                               180,500         3,628
   Scottish Annuity &
     Life Holdings                          197,800         3,770
   Seacoast Banking Corp
     of Florida                             207,000         3,674
   Stancorp Financial Group                  71,500         3,865
   Student Loan                              36,800         4,383

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


SMALL CAP VALUE EQUITY FUND--CONCLUDED

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCE -- CONTINUED
   Washington Federal                       170,076     $   3,995
   West Coast Bancorp                       239,453         4,011
   Wilmington Trust                         161,500         4,683
                                                         --------
                                                           84,488
                                                         --------
HEALTH CARE (2.5%)
   Alpharma, Cl A (D)                       339,829         7,143
   Cambrex (D)                              312,900         6,634
                                                         --------
                                                           13,777
                                                         --------
SERVICES (6.2%)
   ABM Industries                           343,500         5,077
   Hollinger International                  404,700         4,480
   Pittson Brink's Group                    845,300        13,381
   Reynolds & Reynolds, Cl A                264,700         7,835
   Roto-Rooter                               87,600         3,418
                                                         --------
                                                           34,191
                                                         --------
TECHNOLOGY (6.1%)
   Autodesk                                 480,300         7,161
   C&D Technologies                         230,000         3,415
   Fair Isaac (D)                           120,300         6,707
   Helix Technology                         243,900         3,290
   Keithley Instruments                     234,300         3,210
   Premier Farnell ADR (D)                  804,200         5,026
   Symbol Technologies (D)                  360,600         4,832
                                                         --------
                                                           33,641
                                                         --------
TRANSPORTATION (4.5%)
   Canadian Pacific Railway Ltd.*            48,300         1,148
   CHC Helicopter, Cl A*                    396,200         7,754
   CP Ships Ltd.* (D)                       686,400        10,378
   KLM Royal Dutch Air (D)                  467,200         3,387
   USFreightways                             77,600         2,323
                                                         --------
                                                           24,990
                                                         --------
UTILITIES (2.2%)
   Allete                                   332,069         8,368
   Puget Energy                             171,600         4,024
                                                         --------
                                                           12,392
                                                         --------
Total Common Stock
     (Cost $477,927)                                      536,470
                                                         --------
CASH EQUIVALENT (0.0%)
   SEI Daily Income Trust Prime
     Obligation Fund, Cl A                   37,201            37
                                                         --------
Total Cash Equivalent
     (Cost $37)                                                37
                                                         --------

--------------------------------------------------------------------------------
                                         SHARES/FACE
                                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (12.8%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              70,771,000      $ 70,771
                                                         --------
Total Short-Term Investment
     (Cost $70,771)                                        70,771
                                                         --------
REPURCHASE AGREEMENT (2.8%)
   Morgan Stanley
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $15,642,421 (collateralized by
     FNMA obligations: total
     market value $15,953,556) (C)          $15,641      $ 15,641
                                                         --------
Total Repurchase Agreement
     (Cost $15,641)                                        15,641
                                                         --------
Total Investments (112.7%)
   (Cost $564,376)                                        622,919
                                                         --------
OTHER ASSETS AND LIABILITIES (-12.7%)
Payable Upon Return of Securities Loaned                  (70,771)
Investment Advisory Fees Payable                             (511)
Administration Fees Payable                                   (31)
Distribution Fees Payable                                     (23)
Custody Fees Payable                                           (6)
Transfer Agent Shareholder
   Servicing Fees Payable                                      (1)
Other Assets and Liabilities, Net                             956
                                                         --------
Total Other Assets and Liabilities                        (70,387)
                                                         --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 37,771,871 outstanding shares
   of beneficial interest                                 476,687
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 2,514,683 outstanding shares
   of beneficial interest                                  41,086
Undistributed net investment income                         1,454
Accumulated net realized loss on investments              (25,238)
Net unrealized appreciation on investments                 58,543
                                                         --------
Total Net Assets (100.0%)                                $552,532
                                                         ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($518,468,400 / 37,771,871 shares)                      $13.73
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($34,063,766 / 2,514,683 shares)                        $13.55
                                                         ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------

TAX SENSITIVE GROWTH STOCK FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (96.4%)
BASIC MATERIALS (1.2%)
   Praxair                                   60,000      $  3,600
                                                         --------
CAPITAL GOODS (7.7%)
   3M                                        27,566         3,486
   Applied Materials*                        86,406         1,344
   Danaher (D)                               40,000         2,677
   General Electric                         362,344        10,399
   Lockheed Martin                           50,000         2,321
   Masco                                    146,200         3,597
                                                         --------
                                                           23,824
                                                         --------
COMMUNICATION SERVICES (1.9%)
   Nokia Oyj ADR                            224,600         4,052
   Qualcomm                                  51,700         1,736
                                                         --------
                                                            5,788
                                                         --------
COMPUTER SOFTWARE (1.2%)
   BEA Systems*                             100,000         1,084
   Mercury Interactive* (D)                  64,300         2,528
                                                         --------
                                                            3,612
                                                         --------
CONSUMER CYCLICALS (16.8%)
   Bed Bath & Beyond*                       200,000         8,368
   Coach*                                   125,000         6,141
   Colgate-Palmolive                         60,000         3,577
   Gap (D)                                  249,700         4,245
   Harley-Davidson (D)                      100,000         4,216
   Liz Claiborne                             75,000         2,542
   Lowe's                                   125,000         5,282
   Target                                    70,000         2,564
   Viacom, Cl B*                             40,000         1,821
   Wal-Mart Stores                          171,881         9,043
   Walgreen                                 126,339         3,890
                                                         --------
                                                           51,689
                                                         --------
CONSUMER STAPLES (6.8%)
   Anheuser-Busch                            65,000         3,421
   Clorox                                    73,100         3,265
   PepsiCo                                  135,000         5,967
   Procter & Gamble                          70,000         6,427
   Starbucks*                                79,800         1,966
                                                         --------
                                                           21,046
                                                         --------
ENERGY (2.7%)
   Apache                                    39,875         2,628
   Exxon Mobil                              103,618         3,772
   Schlumberger Ltd.                         40,000         1,945
                                                         --------
                                                            8,345
                                                         --------
FINANCE (17.0%)
   Aflac                                    149,700         4,927
   Allstate                                  40,000         1,440

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
FINANCE -- CONTINUED
   American Express                         121,180      $  5,048
   American International Group              53,577         3,101
   Bank of America                           62,371         4,628
   Citigroup                                 80,946         3,320
   Fannie Mae                                92,521         6,847
   Fifth Third Bancorp                       25,000         1,437
   Freddie Mac                               85,000         5,084
   Marsh & McLennan                         124,300         6,231
   Progressive                               23,100         1,663
   SLM                                       55,000         6,600
   Wells Fargo                               43,269         2,090
                                                         --------
                                                           52,416
                                                         --------
HEALTH CARE (21.0%)
   Allergan                                  25,000         1,803
   AmerisourceBergen                         75,700         4,746
   Amgen*                                    90,000         5,824
   Forest Laboratories*                     100,000         5,050
   Health Management
     Associates, Cl A (D)                   140,000         2,611
   Johnson & Johnson                        166,732         9,062
   Medtronic                                121,963         5,943
   Merck                                    104,572         5,812
   Pfizer                                   398,793        12,370
   UnitedHealth Group                        40,000         3,837
   WellPoint Health Networks*                70,000         5,974
   Wyeth                                     42,640         1,870
                                                         --------
                                                           64,902
                                                         --------
SEMICONDUCTORS (2.4%)
   Linear Technology                         61,291         2,228
   Micron Technology*                       124,900         1,414
   Xilinx*                                  125,000         3,734
                                                         --------
                                                            7,376
                                                         --------
TECHNOLOGY (17.7%)
   Affiliated Computer
     Services, Cl A*                         80,000         3,707
   Cisco Systems*                           454,479         7,399
   Dell Computer*                           200,000         6,258
   EMC*                                     191,200         2,069
   Intel                                    374,886         7,813
   International Business Machines           64,885         5,712
   Microsoft                                418,856        10,308
   Network Appliance* (D)                    50,000           852
   Oracle*                                  555,808         7,231
   Sun Microsystems*                        771,400         3,340
                                                         --------
                                                           54,689
                                                         --------
Total Common Stock
     (Cost $244,281)                                      297,287
                                                         --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


TAX SENSITIVE GROWTH STOCK FUND--CONCLUDED

--------------------------------------------------------------------------------
                                         SHARES/FACE
                                         AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
EXCHANGE TRADED FUND (1.6%)
   SPDR Trust, Ser 1                         50,000      $  4,848
                                                         --------
Total Exchange Traded Fund
     (Cost $4,431)                                          4,848
                                                         --------
SHORT-TERM INVESTMENT (4.6%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              14,082,700        14,083
                                                         --------
Total Short-Term Investment
     (Cost $14,083)                                        14,083
                                                         --------
REPURCHASE AGREEMENT (0.1%)
   Morgan Stanley
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $488,731 (collateralized by
     FNMA obligations: total
     market value $498,453) (C)                $489           489
                                                         --------
Total Repurchase Agreement
     (Cost $489)                                              489
                                                         --------
Total Investments (102.7%)
   (Cost $263,284)                                        316,707
                                                         --------
OTHER ASSETS AND LIABILITIES (-2.7%)
Payable Upon Return of Securities Loaned                  (14,083)
Investment Advisory Fees Payable                             (304)
Administration Fees Payable                                   (18)
Distribution Fees Payable                                     (87)
Custody Fees Payable                                           (4)
Transfer Agent Shareholder
   Servicing Fees Payable                                      (1)
Other Assets and Liabilities, Net                           6,304
                                                         --------
Total Other Assets and Liabilities                         (8,193)
                                                         --------

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 9,549,977 outstanding shares
   of beneficial interest                                $312,592
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 5,545,717 outstanding shares
   of beneficial interest                                 213,734
Accumulated net investment loss                              (835)
Accumulated net realized loss on investments             (270,400)
Net unrealized appreciation on investments                 53,423
                                                         --------
Total Net Assets (100.0%)                                $308,514
                                                         ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($198,429,427 / 9,549,977 shares)                       $20.78
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($110,084,645 / 5,545,717 shares)                       $19.85
                                                         ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------

VALUE INCOME STOCK FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (94.7%)
BASIC MATERIALS (8.9%)
   Alcoa                                    419,100      $ 10,314
   Bowater                                   89,400         3,504
   Eastman Chemical (D)                     130,064         4,252
   International Paper                      352,000        12,908
   Nucor (D)                                191,000         9,099
   PPG Industries                           169,500         8,243
   Praxair                                  151,700         9,100
   Rohm & Haas                              266,000         8,626
   Vulcan Materials                         143,600         5,262
                                                         --------
                                                           71,308
                                                         --------
CAPITAL GOODS (13.8%)
   Boeing                                   162,600         4,987
   Dover                                    485,000        14,700
   Eaton (D)                                 98,300         8,250
   Emerson Electric                         223,200        11,673
   General Electric                         192,700         5,530
   Honeywell International                  410,900        10,766
   Ingersoll-Rand, Cl A                      85,700         3,754
   Masco (D)                                371,900         9,149
   Pall                                     249,600         5,421
   Parker Hannifin                          224,900         9,093
   Rockwell Collins                         375,600         8,631
   Teleflex                                  92,600         3,994
   Textron                                  127,001         4,426
   W.W. Grainger (D)                        212,800         9,938
                                                         --------
                                                          110,312
                                                         --------
COMMUNICATION SERVICES (5.6%)
   Alltel                                   186,400         8,925
   BellSouth                                320,300         8,491
   CenturyTel (D)                           245,600         8,269
   SBC Communications                       348,600         8,875
   Verizon Communications                   267,410        10,122
                                                         --------
                                                           44,682
                                                         --------
CONSUMER CYCLICALS (10.3%)
   Carnival                                 196,500         6,013
   Gannett                                  178,200        14,078
   Genuine Parts (D)                        227,300         7,471
   Limited Brands                           690,100        10,531
   May Department Stores                    370,700         8,041
   McGraw-Hill                              153,700         9,715
   Newell Rubbermaid                        281,100         8,011
   Stanley Works                            193,300         5,405
   VF                                       110,900         4,222
   Walt Disney                              421,500         8,282
                                                         --------
                                                           81,769
                                                         --------

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (6.7%)
   Clorox                                    88,600      $  3,957
   HJ Heinz                                 294,100         9,726
   Kimberly-Clark                           291,100        15,117
   Kraft Foods, Cl A                        129,700         4,202
   PepsiCo                                  229,100        10,126
   Supervalu                                512,900        10,181
                                                         --------
                                                           53,309
                                                         --------
ENERGY (11.5%)
   BP ADR                                   366,200        15,340
   ConocoPhillips                           281,540        15,195
   Diamond Offshore Drilling                457,000        10,392
   Exxon Mobil                              416,200        15,150
   GlobalSantaFe                            348,300         8,666
   Schlumberger Ltd.                        223,300        10,857
   Tidewater (D)                            291,700         9,632
   Valero Energy                            166,600         6,247
                                                         --------
                                                           91,479
                                                         --------
FINANCE (26.8%)
   Allstate                                 351,500        12,651
   AMBAC Financial Group                    121,300         8,092
   American Express                         218,900         9,119
   American International Group             242,004        14,007
   Bank of America                          140,800        10,447
   Bank of New York                         325,500         9,420
   Citigroup                                393,700        16,150
   Comerica                                 187,700         8,685
   FleetBoston Financial                    151,447         4,478
   Freddie Mac                              130,400         7,799
   Hartford Financial Services Group        180,100         8,400
   Jefferson-Pilot                          196,400         8,286
   Keycorp                                  342,000         9,029
   Lincoln National (D)                     124,100         4,319
   Merrill Lynch                            269,000        11,648
   Morgan Stanley                           107,900         4,936
   Nationwide Financial
     Services, Cl A                         270,100         8,713
   PNC Financial Services Group             198,300         9,766
   Prudential Financial                     358,200        12,007
   St. Paul                                 107,900         3,947
   Travelers Property
     Casualty, Cl A                         582,900         9,519
   U.S. Bancorp                             430,600        10,205
   Wells Fargo                              237,100        11,452
                                                         --------
                                                          213,075
                                                         --------
HEALTH CARE (3.2%)
   Abbott Laboratories                      194,400         8,661
   Becton Dickinson                         217,200         8,688
   Wyeth                                    181,300         7,950
                                                         --------
                                                           25,299
                                                         --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


VALUE INCOME STOCK FUND--CONCLUDED

--------------------------------------------------------------------------------
                                         SHARES/FACE
                                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY (5.3%)
   Harris                                   267,000      $  8,088
   Hewlett-Packard                          402,700         7,853
   Koninklijke Philips Electronics (D)      457,600         8,996
   Motorola                                 856,300         7,296
   Pitney Bowes                             265,800        10,209
                                                         --------
                                                           42,442
                                                         --------
TRANSPORTATION (1.1%)
   Norfolk Southern                         388,600         8,518
                                                         --------
UTILITIES (1.5%)
   FPL Group                                 65,100         4,327
   Progress Energy                          164,600         7,745
                                                         --------
                                                           12,072
                                                         --------
Total Common Stock
     (Cost $711,863)                                      754,265
                                                         --------
SHORT-TERM INVESTMENT (3.2%)
   Boston Global Investment Trust --
     Enhanced Portfolio (A)              25,036,600        25,037
                                                         --------
Total Short-Term Investment
     (Cost $25,037)                                        25,037
                                                         --------
REPURCHASE AGREEMENTS (6.3%)
   Greenwich Capital
     1.299%, dated 05/30/03, matures
     06/02/03, repurchase price
     $29,694,548 (collateralized by
     U.S. Treasury Notes: total
     market value $30,288,834) (C)          $29,691        29,691
   UBS Paine Webber
     1.299%, dated 05/30/03, matures
     06/02/03, repurchase price
     $20,757,630 (collateralized by
     FHLB obligations: total
     market value $21,171,790) (C)           20,755        20,755
                                                         --------
Total Repurchase Agreements
     (Cost $50,446)                                        50,446
                                                         --------
Total Investments (104.2%)
   (Cost $787,346)                                        829,748
                                                         --------

--------------------------------------------------------------------------------

                                                       VALUE (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.2%)
Payable Upon Return of Securities Loaned                $ (25,037)
Investment Advisory Fees Payable                             (523)
Administration Fees Payable                                   (45)
Distribution Fees Payable                                     (53)
Custody Fees Payable                                           (9)
Transfer Agent Shareholder
   Servicing Fees Payable                                      (2)
Other Assets and Liabilities, Net                          (7,879)
                                                         --------
Total Other Assets and Liabilities                        (33,548)
                                                         --------
NET ASSETS:
Paid in Capital -- Trust Shares
   (unlimited authorization -- no par value)
   based on 70,112,995 outstanding shares
   of beneficial interest                                 831,793
Paid in Capital -- Investor Shares
   (unlimited authorization -- no par value)
   based on 6,733,330 outstanding shares
   of beneficial interest                                  87,198
Paid in Capital -- Flex Shares
   (unlimited authorization -- no par value)
   based on 5,106,029 outstanding shares
   of beneficial interest                                  96,124
Undistributed net investment income                         2,163
Accumulated net realized loss on investments             (263,480)
Net unrealized appreciation on investments                 42,402
                                                         --------
Total Net Assets (100.0%)                                $796,200
                                                         ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($681,899,104 / 70,112,995 shares)                       $9.73
                                                         ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($65,293,927 / 6,733,330 shares)                         $9.70
                                                         ========
Maximum Offering Price Per Share --
   Investor Shares ($9.70 / 96.25%)                        $10.08
                                                         ========
Net Asset Value and Offering Price
   Per Share -- Flex Shares (1)
   ($49,007,314 / 5,106,029 shares)                         $9.60
                                                         ========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

VANTAGE FUND

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCK (93.2%)
COMMUNICATION SERVICES (3.6%)
   Alcatel ADR                                7,000      $     65
   Foundry Networks*                          3,000            46
   Fox Entertainment Group, Cl A*             2,500            70
                                                           ------
                                                              181
                                                           ------
COMPUTER SOFTWARE (2.3%)
   Amdocs*                                    5,900           115
                                                           ------
CONSUMER CYCLICALS (15.3%)
   Autozone*                                  1,000            84
   Colgate-Palmolive+                         2,500           149
   Family Dollar Stores                       2,000            73
   Lowe's                                     2,000            84
   Mandalay Resort Group*                     3,000            90
   MGM Mirage*                                3,500            99
   Urban Outfitters+*                         6,000           200
                                                           ------
                                                              779
                                                           ------
CONSUMER STAPLES (4.1%)
   Maytag                                     2,500            61
   Whole Foods Market*                        2,700           148
                                                           ------
                                                              209
                                                           ------
ENERGY (17.9%)
   BJ Services*                               3,000           122
   Dynegy, Cl A                              10,000            50
   ENSCO International                        4,000           120
   EOG Resources                              3,500           151
   GlobalSantaFe                              5,000           124
   Patina Oil & Gas                           3,000           119
   Patterson-UTI Energy*                      3,500           128
   Rowan*                                     4,000            96
                                                           ------
                                                              910
                                                           ------
FINANCE (26.5%)
   AFLAC                                      2,300            76
   AMBAC Financial Group+                     3,400           227
   Bank of America                            2,300           171
   Everest Re Group Ltd.                      1,100            80
   FleetBoston Financial                      5,900           174
   Goldman Sachs Group                        1,000            81
   JPMorgan Chase                             6,000           197
   Morgan Stanley                             2,000            91
   National City                              2,000            68
   Netbank                                    7,000            93
   XL Capital Ltd., Cl A                      1,100            96
                                                           ------
                                                            1,354
                                                           ------

--------------------------------------------------------------------------------
                                         SHARES/FACE
                                         AMOUNT (000)    VALUE (000)
--------------------------------------------------------------------------------
SEMICONDUCTORS (6.0%)
   Intersil, Cl A*                            9,000        $  220
   Micrel*                                    7,000            84
                                                           ------
                                                              304
                                                           ------
SERVICES (4.3%)
   Factset Research Systems                   2,000            77
   Getty Images*                              1,500            61
   Pec Solutions*                             2,500            36
   VeriSign*                                  3,000            45
                                                           ------
                                                              219
                                                           ------
TECHNOLOGY (8.4%)
   Cisco Systems*                             4,000            65
   Enterasys Networks*                       10,000            35
   Extreme Networks*                          7,000            42
   Juniper Networks*                         10,000           139
   Nortel Networks*                          15,000            47
   Redback Networks*                         50,000            55
   Sonus Networks*                           10,000            47
                                                           ------
                                                              430
                                                           ------
TRANSPORTATION (4.8%)
   Airtran Holdings*                         12,000            89
   Northrop Grumman                           1,800           158
                                                           ------
                                                              247
                                                           ------
Total Common Stock
     (Cost $4,497)                                          4,748
                                                           ------
REPURCHASE AGREEMENTS (26.4%)
   Morgan Stanley
     1.050%, dated 05/30/03, matures
     06/02/03, repurchase price
     $300,026 (collateralized by
     U.S. Treasury Notes: total
     market value $306,002) (C)              $  300           300
   UBS Warburg
     1.289%, dated 05/30/03, matures
     06/02/03, repurchase price
     $1,047,564 (collateralized by
     FHLB obligations: total
     market value $1,071,975) (C)             1,047         1,047
                                                           ------
Total Repurchase Agreements
     (Cost $1,347)                                          1,347
                                                           ------
Total Investments (119.6%)
   (Cost $5,844)                                            6,095
                                                           ------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


VANTAGE FUND--CONCLUDED

--------------------------------------------------------------------------------

                                             SHARES    VALUE (000)
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT (12.8%)
BASIC MATERIALS (1.3%)
   PPG Industries                            (1,300)       $  (63)
                                                           ------
CAPITAL GOODS (3.1%)
   Caterpillar                               (1,000)          (52)
   Emerson Electric                          (2,000)         (105)
                                                           ------
                                                             (157)
                                                           ------
COMMUNICATION SERVICE (1.6%)
   Clear Channel Communications*             (2,000)          (81)
                                                           ------
CONSUMER CYCLICALS (1.5%)
   Marriott International, Cl A              (2,000)          (78)
                                                           ------
CONSUMER STAPLES (1.3%)
   HJ Heinz                                  (2,000)          (66)
                                                           ------
FINANCE (1.6%)
   Dow Jones                                 (1,800)          (82)
                                                           ------
SERVICES (1.2%)
   Sabre Holdings                            (2,500)          (62)
                                                           ------
TECHNOLOGY (0.9%)
   Autodesk                                  (3,000)          (45)
                                                           ------
TRANSPORTATION (0.3%)
   Southwest Airlines                        (1,000)          (16)
                                                           ------
Total Securities Sold Short
     (Proceeds $(622))                                     $ (650)
                                                           ======
Percentages are based on Net Assets of $5,093,726.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
      FOR DESCRIPTIONS OF ABBREVIATIONS AND FOOTNOTES, PLEASE SEE PAGE 83.

--------------------------------------------------------------------------------

                   KEY TO ABBREVIATIONS AND FOOTNOTES USED IN
                        THE STATEMENTS OF NET ASSETS AND
                            SCHEDULES OF INVESTMENTS

ADR           American Depositary Receipt
AUD           Australian Dollar
Cl            Class
DKK           Danish Krone
FHLB          Federal Home Loan Bank
EUR           Euro
FHLMC         Federal Home Loan Mortgage Corporation
FNMA          Federal National Mortgage Association
GBP           Great British Pound
GNMA          Government National Mortgage Association
LP            Limited Partnership
Ltd.          Limited
MTN           Medium Term Note
NOK           Norwegian Krona
NZD           New Zealand Dollar
REIT          Real Estate Investment Trust
SEK           Swedish Krona
Ser           Series
SPDR          Standard & Poor's Depositary Receipt
USD           United States Dollar
*             Non-income producing security
+             All or a portion of this security is held as collateral for short sales.
(A)           This security was purchased with cash collateral held from securities lending (see Note 8 in Notes to Financial Statements).
(B)           Security considered illiquid and restricted (not readily
              marketable). Security fair valued using methods determined in good faith according to procedures adopted by the Valuation Committee of the Board of Trustees. The total value of the security was 1.48% of net assets (see Note 2 in Notes to Financial Statements).
(C)           Tri-Party Repurchase Agreement
(D)           This security or a partial position of the security was on loan at
              May 31, 2003 (see Note 8 in Notes to Financial Statements). The total value of securities on loan at May 31, 2003 was $27,777,086, $105,845,567, $28,398,861, $3,985,125, $18,564,189, $48,414,980,
              $17,274,830, $10,418,665, $105,824,120, $69,512,550, $13,539,310
              and $24,869,469 for the Balanced Fund, Capital Appreciation Fund,
              Growth and Income Fund, Information and Technology Fund,
              International Equity Fund, International Equity Index Fund,
              Mid-Cap Equity Fund, Mid Cap Value Equity Fund, Small Cap Growth
              Stock Fund, Small Cap Value Equity Fund, Tax Sensitive Growth
              Stock Fund and Value Income Stock Fund, respectively.
(1)           The Flex Shares and B Shares have a contingent sales charge. For a description of a possible sales charge, see Note 2 in Notes to Financial Statements.
Amounts designated as "--" are either $0 or have been rounded to $0.

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

STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS MAY 31, 2003


                                                                                     INFORMATION
                                                                                         AND             INTERNATIONAL
                                                                                     TECHNOLOGY             EQUITY
                                                                                        FUND                 FUND
                                                                                    -------------       ---------------
Assets:
   Investments at Market Value (Cost $19,227, $220,057, $356,811 and
     and $4,497, respectively)                                                         $22,203              $222,048
   Repurchase Agreements (Cost $207 and $1,347, respectively)                              207                    --
   Cash                                                                                     --                    --
   Foreign Currency (Cost $1,945 and $171, respectively)                                    --                 1,951
   Receivable for Investment Securities Sold                                             2,407                   500
   Deposits with Brokers for Securities Sold Short -- Note 2                                --                    --
   Receivable for Capital Shares Sold                                                       28                 1,221
   Reclaims Receivable                                                                      --                   480
   Accrued Income                                                                            2                   600
                                                                                       -------              --------
   Total Assets                                                                         24,847               226,800
                                                                                       -------              --------
Liabilities:
   Payable Upon Return of Securities Loaned                                              4,063                18,604
   Securities Sold Short at Value (Proceeds $-622) -- Note 2                                --                    --
   Payable for Investment Securities Purchased                                           2,462                 4,469
   Investment Advisory Fees Payable                                                         16                   207
   Administration Fees Payable                                                               1                    11
   Distribution Fees Payable                                                                 2                     3
   Custody Fees Payable                                                                     --                    11
   Transfer Agent Shareholder Servicing Fees Payable                                        --                    --
   Accrued Expenses                                                                          7                    31
   Unrealized Losses on Forward Foreign Currency Contracts                                  --                    --
   Payable for Capital Shares Redeemed                                                      22                   336
   Payable to Custodian                                                                    --                      1
                                                                                       -------              --------
   Total Liabilities                                                                     6,573                23,673
                                                                                       -------              --------
   Total Net Assets                                                                    $18,274              $203,127
                                                                                       =======              ========
Net Assets:
   Paid in Capital -- Trust Shares (unlimited authorization --
     no par value) based on 1,942,197, 23,886,721, 29,643,468 and 496,596
     outstanding shares of beneficial interest, respectively                           $77,463              $278,360
   Paid in Capital -- Investor Shares (unlimited authorization --
     no par value) based on 809,220 and 1,193,322 outstanding shares
     of beneficial interest, respectively                                                   --                 7,693
   Paid in Capital-- Flex Shares (unlimited authorization --
     no par value) based on 1,106,514, 757,445, 381,642 and 107,115
     outstanding shares of beneficial interest, respectively                            27,648                11,580
   Undistributed net investment income                                                      --                 2,222
   Accumulated net realized loss on investments                                        (89,813)              (98,965)
   Net unrealized appreciation (depreciation) on investments                             2,976                 1,991
   Net unrealized appreciation on foreign currency and translation
     of other assets and liabilities in foreign currency investments                        --                   246
                                                                                       -------              --------
   Total Net Assets                                                                    $18,274              $203,127
                                                                                       =======              ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($11,789,235 / 1,942,197 shares, $191,041,138 / 23,886,721 shares,
   $248,770,500 / 29,643,468 shares and $4,195,039 / 496,596 shares, respectively)       $6.07                 $8.00
                                                                                       =======              ========
Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($6,407,993 / 809,220 shares and $9,876,703 / 1,193,322 shares, respectively)           $--                 $7.92
                                                                                       =======              ========
Maximum Offering Price Per Share --
   Investor Shares ($7.92 / 96.25% and $8.28 / 96.25%, respectively)                       $--                 $8.23
                                                                                       =======              ========
Net Asset Value and Offering
   Price Per Share -- Flex Shares (1)
   ($6,484,737 / 1,106,514 shares, $5,677,990 / 757,445 shares, $3,092,621 /
   381,642 shares and $898,687 / 107,115 shares, respectively)                           $5.86                 $7.50
                                                                                       =======              ========



                                                                                            INTERNATIONAL
                                                                                               EQUITY               VANTAGE
                                                                                             INDEX FUND              FUND
                                                                                           ---------------          -------
Assets:
   Investments at Market Value (Cost $19,227, $220,057, $356,811 and
     and $4,497, respectively)                                                                 $312,853             $ 4,748
   Repurchase Agreements (Cost $207 and $1,347, respectively)                                        --               1,347
   Cash                                                                                              --                 355
   Foreign Currency (Cost $1,945 and $171, respectively)                                            172                  --
   Receivable for Investment Securities Sold                                                     16,352                 429
   Deposits with Brokers for Securities Sold Short -- Note 2                                        --                  607
   Receivable for Capital Shares Sold                                                               157                  --
   Reclaims Receivable                                                                              289                  --
   Accrued Income                                                                                   801                   5
                                                                                               --------             -------
   Total Assets                                                                                 330,624               7,491
                                                                                               --------             -------
Liabilities:
   Payable Upon Return of Securities Loaned                                                      51,638                  --
   Securities Sold Short at Value (Proceeds $-622) -- Note 2                                         --                 650
   Payable for Investment Securities Purchased                                                   16,736               1,714
   Investment Advisory Fees Payable                                                                 177                   7
   Administration Fees Payable                                                                       15                  --
   Distribution Fees Payable                                                                          3                  --
   Custody Fees Payable                                                                              25                  --
   Transfer Agent Shareholder Servicing Fees Payable                                                  1                  --
   Accrued Expenses                                                                                  41                   2
   Unrealized Losses on Forward Foreign Currency Contracts                                           18                  --
   Payable for Capital Shares Redeemed                                                              227                  24
   Payable to Custodian                                                                               3                  --
                                                                                               --------             -------
   Total Liabilities                                                                             68,884               2,397
                                                                                               --------             -------
   Total Net Assets                                                                            $261,740             $ 5,094
                                                                                               ========             =======
Net Assets:
   Paid in Capital -- Trust Shares (unlimited authorization --
     no par value) based on 1,942,197, 23,886,721, 29,643,468 and 496,596
     outstanding shares of beneficial interest, respectively                                   $365,436             $ 5,757
   Paid in Capital -- Investor Shares (unlimited authorization --
     no par value) based on 809,220 and 1,193,322 outstanding shares
     of beneficial interest, respectively                                                         8,366                  --
   Paid in Capital-- Flex Shares (unlimited authorization --
     no par value) based on 1,106,514, 757,445, 381,642 and 107,115
     outstanding shares of beneficial interest, respectively                                      5,383               1,068
   Undistributed net investment income                                                            2,287                  --
   Accumulated net realized loss on investments                                                 (75,901)             (1,954)
   Net unrealized appreciation (depreciation) on investments                                    (43,958)                223
   Net unrealized appreciation on foreign currency and translation
     of other assets and liabilities in foreign currency investments                                127                  --
                                                                                               --------             -------
   Total Net Assets                                                                            $261,740             $ 5,094
                                                                                               ========             =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares
   ($11,789,235 / 1,942,197 shares, $191,041,138 / 23,886,721 shares,
   $248,770,500 / 29,643,468 shares and $4,195,039 / 496,596 shares, respectively)                $8.39               $8.45

Net Asset Value and Redemption
   Price Per Share -- Investor Shares
   ($6,407,993 / 809,220 shares and $9,876,703 / 1,193,322 shares, respectively)                  $8.28                 $--
                                                                                               ========             =======
Maximum Offering Price Per Share --
   Investor Shares ($7.92 / 96.25% and $8.28 / 96.25%, respectively)                              $8.60                 $--
                                                                                               ========             =======
Net Asset Value and Offering
   Price Per Share -- Flex Shares (1)
   ($6,484,737 / 1,106,514 shares, $5,677,990 / 757,445 shares, $3,092,621 /
   381,642 shares and $898,687 / 107,115 shares, respectively)                                    $8.10               $8.39
                                                                                               ========             =======

(1) The Flex Shares have a contingent deferred sales charge. For a description of a possible sales charge, see Note 2 in Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.

        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEAR ENDED MAY 31, 2003


                                                                                                                   CAPITAL
                                                                                              BALANCED           APPRECIATION
                                                                                                FUND                 FUND
                                                                                              --------           ------------
Income:
   Dividend Income*                                                                           $  1,218             $  10,965
   Interest Income                                                                               6,656                   365
   Net Income from Securities Lending                                                               41                    73
   Less: Foreign Taxes Withheld                                                                    (11)                 (106)
                                                                                              --------             ---------
   Total Income                                                                                  7,904                11,297
                                                                                              --------             ---------
Expenses:
   Investment Advisory Fees                                                                      2,719                14,425
   Administration Fees                                                                             197                   864
   Distribution Fees -- Investor Shares                                                             22                   935
   Distribution Fees -- Flex Shares                                                                653                   902
   Distribution Fees -- B Shares                                                                    --                    --
   Custody Fees                                                                                      9                    40
   Transfer Agent Shareholder Servicing Fees                                                         5                    34
   Transfer Agent Fees -- Trust Shares                                                              17                    18
   Transfer Agent Fees -- Investor Shares                                                           19                   112
   Transfer Agent Fees -- Flex Shares                                                               92                   190
   Transfer Agent Out of Pocket Fees                                                                11                    38
   Registration Fees                                                                                10                    45
   Professional Fees                                                                                 9                    38
   Printing Fees                                                                                     7                    27
   Trustee Fees                                                                                      3                    12
   Other Fees                                                                                        8                    40
                                                                                              --------             ---------
   Total Expenses                                                                                3,781                17,720
                                                                                              --------             ---------
     Less: Investment Advisory Fees Waived                                                         (81)                 (251)
     Less: Distribution Fees Waived/Expenses Reimbursed -- Investor Shares                         (16)                 (141)
     Less: Distribution Fees Waived -- Flex Shares                                                 (41)                  (73)
                                                                                              --------             ---------
   Net Expenses                                                                                  3,643                17,255
                                                                                              --------             ---------
   Net Investment Income (Loss)                                                                  4,261                (5,958)
                                                                                              --------             ---------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
   Capital Gain Received from Investments in Affiliated Investment Companies*                       --                    --
   Net Realized Loss on Securities Sold*                                                       (22,027)             (191,580)
   Net Realized Gain on Foreign Currency Transactions                                               --                    --
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency                                --                    --
   Net Change in Unrealized Appreciation (Depreciation) on Investments*                         14,697                47,666
                                                                                              --------             ---------
   Total Net Realized and Unrealized Loss on Investments and Foreign Currency                   (7,330)             (143,914)
                                                                                              --------             ---------
   Net Decrease in Net Assets from Operations                                                 $ (3,069)            $(149,872)
                                                                                              ========             =========

* Dividend income, capital gains received from investments in affiliated investment companies, net realized loss on securities sold and net change in unrealized appreciation (depreciation) on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.

Amounts designated as "--" are either $0 or have been rounded to $0.



                                                                                GROWTH AND    INFORMATION AND      INTERNATIONAL
                                                                                  INCOME        TECHNOLOGY            EQUITY
                                                                                   FUND            FUND                FUND
                                                                                ----------    ---------------      -------------
Income:
   Dividend Income*                                                             $  14,239         $     86           $  5,321
   Interest Income                                                                    105               17                 25
   Net Income from Securities Lending                                                  17               21                 33
   Less: Foreign Taxes Withheld                                                       (33)              (3)              (537)
                                                                                ---------         --------           --------
   Total Income                                                                    14,328              121              4,842
                                                                                ---------         --------           --------
Expenses:
   Investment Advisory Fees                                                         6,313              243              2,639
   Administration Fees                                                                483               15                146
   Distribution Fees -- Investor Shares                                                80               --                 17
   Distribution Fees -- Flex Shares                                                   734               65                 54
   Distribution Fees -- B Shares                                                       --               --                 --
   Custody Fees                                                                        21                1                249
   Transfer Agent Shareholder Servicing Fees                                           19                1                  6
   Transfer Agent Fees -- Trust Shares                                                 17               11                 17
   Transfer Agent Fees -- Investor Shares                                              45               --                 23
   Transfer Agent Fees -- Flex Shares                                                 157               52                 31
   Transfer Agent Out of Pocket Fees                                                   21               --                  6
   Registration Fees                                                                   28                1                  7
   Professional Fees                                                                   20                1                  6
   Printing Fees                                                                       12               --                  5
   Trustee Fees                                                                         7               --                  2
   Other Fees                                                                          16               --                  2
                                                                                ---------         --------           --------
   Total Expenses                                                                   7,973              390              3,210
                                                                                ---------         --------           --------
     Less: Investment Advisory Fees Waived                                             --               --                 --
     Less: Distribution Fees Waived/Expenses Reimbursed -- Investor Shares            (65)              --                (20)
     Less: Distribution Fees Waived -- Flex Shares                                   (200)             (48)               (27)
                                                                                ---------         --------           --------
   Net Expenses                                                                     7,708              342              3,163
                                                                                ---------         --------           --------
   Net Investment Income (Loss)                                                     6,620             (221)             1,679
                                                                                ---------         --------           --------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
   Capital Gain Received from Investments in Affiliated Investment Companies*          --               --                 --
   Net Realized Loss on Securities Sold*                                          (81,525)         (15,209)           (44,637)
   Net Realized Gain on Foreign Currency Transactions                                  --               --                746
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency                   --               --                241
   Net Change in Unrealized Appreciation (Depreciation) on Investments*           (26,671)           4,224                740
                                                                                ---------         --------           --------
   Total Net Realized and Unrealized Loss on Investments and Foreign Currency    (108,196)         (10,985)           (42,910)
                                                                                ---------         --------           --------
   Net Decrease in Net Assets from Operations                                   $(101,576)        $(11,206)          $(41,231)
                                                                                =========         ========           ========





                                                                               INTERNATIONAL          LIFE VISION
                                                                                   EQUITY           AGGRESSIVE GROWTH
                                                                                 INDEX FUND               FUND
                                                                               -------------       -------------------
Income:
   Dividend Income*                                                               $  6,297              $   158
   Interest Income                                                                       3                   --
   Net Income from Securities Lending                                                   47                   --
   Less: Foreign Taxes Withheld                                                       (653)                  --
                                                                                  --------              -------
   Total Income                                                                      5,694                  158
                                                                                  --------              -------
Expenses:
   Investment Advisory Fees                                                          2,225                   68
   Administration Fees                                                                 170                   19
   Distribution Fees -- Investor Shares                                                 19                   --
   Distribution Fees -- Flex Shares                                                     28                   --
   Distribution Fees -- B Shares                                                        --                    1
   Custody Fees                                                                        326                    1
   Transfer Agent Shareholder Servicing Fees                                             7                    1
   Transfer Agent Fees -- Trust Shares                                                  17                   17
   Transfer Agent Fees -- Investor Shares                                               18                   --
   Transfer Agent Fees -- Flex Shares                                                   20                   --
   Transfer Agent Out of Pocket Fees                                                    --                   --
   Registration Fees                                                                     7                    1
   Professional Fees                                                                     8                    1
   Printing Fees                                                                         5                   --
   Trustee Fees                                                                          2                   --
   Other Fees                                                                           --                    2
                                                                                  --------              -------
   Total Expenses                                                                    2,852                  111
                                                                                  --------              -------
     Less: Investment Advisory Fees Waived                                            (212)                 (42)
     Less: Distribution Fees Waived/Expenses Reimbursed -- Investor Shares             (14)                  --
     Less: Distribution Fees Waived -- Flex Shares                                     (17)                  --
                                                                                  --------              -------
   Net Expenses                                                                      2,609                   69
                                                                                  --------              -------
   Net Investment Income (Loss)                                                      3,085                   89
                                                                                  --------              -------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
   Capital Gain Received from Investments in Affiliated Investment Companies*           --                   30
   Net Realized Loss on Securities Sold*                                           (16,811)              (1,580)
   Net Realized Gain on Foreign Currency Transactions                                  484                   --
   Net Change in Unrealized Appreciation on Foreign Currency and
     Translation of Other Assets and Liabilities in Foreign Currency                    62                   --
   Net Change in Unrealized Appreciation (Depreciation) on Investments*            (26,241)              (1,995)
                                                                                  --------              -------
   Total Net Realized and Unrealized Loss on Investments and Foreign Currency      (42,506)              (3,545)
                                                                                  --------              -------
   Net Decrease in Net Assets from Operations                                     $(39,421)             $(3,456)
                                                                                  ========              =======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEAR OR PERIOD ENDED MAY 31, 2003


                                                                          LIFE VISION        LIFE VISION       LIFE VISION
                                                                         CONSERVATIVE     GROWTH AND INCOME      MODERATE
                                                                            FUND(1)             FUND           GROWTH FUND
                                                                         ------------     -----------------    -----------
Income:
   Dividend Income*                                                         $  1              $ 1,088            $ 1,832
   Interest Income                                                            --                   --                 --
   Net Income from Securities Lending                                         --                   --                 --
   Less: Foreign Tax Withheld                                                 --                   --                 --
                                                                            ----              -------            -------
   Total Income                                                                1                1,088              1,832
                                                                            ----              -------            -------
Expenses:
   Investment Advisory Fees                                                   --                  159                216
   Administration Fees                                                        --                   44                 60
   Distribution Fees -- Investor Shares                                       --                   --                 --
   Distribution Fees -- Flex Shares                                           --                   --                 --
   Distribution Fees -- B Shares                                              --                    2                  3
   Custody Fees                                                               --                    1                  2
   Transfer Agent Shareholder Servicing Fees                                  --                    2                  2
   Transfer Agent Fees -- Trust Shares                                        --                   17                 17
   Transfer Agent Fees -- Investor Shares                                     --                   --                 --
   Transfer Agent Fees -- Flex Shares                                         --                   --                 --
   Transfer Agent Out of Pocket Fees                                          --                    2                  3
   Registration Fees                                                          --                    2                  3
   Professional Fees                                                          --                    2                  3
   Printing Fees                                                              --                    1                  2
   Trustee Fees                                                               --                    1                  1
   Dividends on Securities Sold Short                                         --                   --                 --
   Other Fees                                                                 --                    3                  1
                                                                            ----              -------            -------
   Total Expenses                                                             --                  236                313
                                                                            ----              -------            -------
   Less: Investment Advisory Fees Waived                                      --                  (75)               (94)
   Less: Distribution Fees Waived -- Investor Shares                          --                   --                 --
   Less: Distribution Fees Waived/Expenses Reimbursed -- Flex Shares          --                   --                 --
   Less: Distribution Fees Waived -- B Shares                                 --                   (1)                (1)
                                                                            ----              -------            -------
   Net Expenses                                                               --                  160                218
                                                                            ----              -------            -------
   Net Investment Income (Loss)                                                1                  928              1,614
                                                                            ----              -------            -------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Capital Gain Received from Investments in Affiliated
      Investment Companies*                                                   --                   73                 91
   Net Realized Gain (Loss) on Securities Sold*                               --               (4,254)            (1,615)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments*                                                         18               (1,727)            (1,207)
                                                                            ----              -------            -------
   Total Net Realized and Unrealized Gain (Loss) on Investments               18               (5,908)            (2,731)
                                                                            ----              -------            -------
   Net Increase (Decrease) in Net Assets from Operations                    $ 19              $(4,980)           $(1,117)
                                                                            ====              =======            =======

* Dividend income, capital gains received from investments in affiliated investment companies, net realized loss on securities sold and net change in unrealized appreciation (depreciation) on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.

(1) The Life Vision Conservative Fund commenced operations March 11, 2003.

Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------


                                                                          MID-CAP            MID CAP           SMALL CAP
                                                                           EQUITY          VALUE EQUITY       GROWTH STOCK
                                                                            FUND               FUND               FUND
                                                                          --------         ------------       ------------
Income:
   Dividend Income*                                                       $  1,217            $  2,024         $  1,654
   Interest Income                                                              80                  49               83
   Net Income from Securities Lending                                           63                  23              226
   Less: Foreign Tax Withheld                                                   (1)                (28)             (20)
                                                                          --------            --------         --------
   Total Income                                                              1,359               2,068            1,943
                                                                          --------            --------         --------
Expenses:
   Investment Advisory Fees                                                  1,698               1,373            5,975
   Administration Fees                                                         102                  76              358
   Distribution Fees -- Investor Shares                                         43                  --               94
   Distribution Fees -- Flex Shares                                            115                  49              233
   Distribution Fees -- B Shares                                                --                  --               --
   Custody Fees                                                                  4                   3               17
   Transfer Agent Shareholder Servicing Fees                                     4                   3               14
   Transfer Agent Fees -- Trust Shares                                          17                  16               22
   Transfer Agent Fees -- Investor Shares                                       25                  --               36
   Transfer Agent Fees -- Flex Shares                                           42                  25               50
   Transfer Agent Out of Pocket Fees                                            --                   3               16
   Registration Fees                                                             6                   5               19
   Professional Fees                                                             4                   3               16
   Printing Fees                                                                 2                   1               11
   Trustee Fees                                                                  1                   1                5
   Dividends on Securities Sold Short                                           --                  --               --
   Other Fees                                                                   --                   3               14
                                                                          --------            --------         --------
   Total Expenses                                                            2,063               1,561            6,880
                                                                          --------            --------         --------
   Less: Investment Advisory Fees Waived                                       (37)               (110)              --
   Less: Distribution Fees Waived -- Investor Shares                           (21)                 --              (61)
   Less: Distribution Fees Waived/Expenses Reimbursed -- Flex Shares           (34)                (42)             (34)
   Less: Distribution Fees Waived -- B Shares                                   --                  --               --
                                                                          --------            --------         --------
   Net Expenses                                                              1,971               1,409            6,785
                                                                          --------            --------         --------
   Net Investment Income (Loss)                                               (612)                659           (4,842)
                                                                          --------            --------         --------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Capital Gain Received from Investments in Affiliated
      Investment Companies*                                                     --                  --               --
   Net Realized Gain (Loss) on Securities Sold*                            (17,032)            (36,016)         (73,786)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments*                                                       (6,819)                724           14,238
                                                                          --------            --------         --------
   Total Net Realized and Unrealized Gain (Loss) on Investments            (23,851)            (35,292)         (59,548)
                                                                          --------            --------         --------
   Net Increase (Decrease) in Net Assets from Operations                  $(24,463)           $(34,633)        $(64,390)
                                                                          ========            ========         ========



                                                                         SMALL CAP       TAX SENSITIVE        VALUE
                                                                        VALUE EQUITY      GROWTH STOCK     INCOME STOCK     VANTAGE
                                                                            FUND              FUND             FUND          FUND
                                                                        ------------      ------------     ------------     --------
Income:
   Dividend Income*                                                       $  9,805          $  3,762         $ 17,386       $    69
   Interest Income                                                             171               100              819            46
   Net Income from Securities Lending                                          109                13               20            --
   Less: Foreign Tax Withheld                                                 (231)              (14)             (80)           --
                                                                          --------          --------         --------       -------
   Total Income                                                              9,854             3,861           18,145           115
                                                                          --------          --------         --------       -------
Expenses:
   Investment Advisory Fees                                                  6,017             3,593            5,640           123
   Administration Fees                                                         361               215              486             6
   Distribution Fees -- Investor Shares                                         --                --              206            --
   Distribution Fees -- Flex Shares                                            305             1,204              469            10
   Distribution Fees -- B Shares                                                --                --               --            --
   Custody Fees                                                                 16                10               23            --
   Transfer Agent Shareholder Servicing Fees                                    14                 8               19            --
   Transfer Agent Fees -- Trust Shares                                          17                16               17            16
   Transfer Agent Fees -- Investor Shares                                       --                --               64            --
   Transfer Agent Fees -- Flex Shares                                           78               201               97            13
   Transfer Agent Out of Pocket Fees                                            16                 1               21             1
   Registration Fees                                                            19                13               25            --
   Professional Fees                                                            16                 9               23            --
   Printing Fees                                                                10                 5               16            --
   Trustee Fees                                                                  5                 3                7            --
   Dividends on Securities Sold Short                                           --                --               --            27
   Other Fees                                                                   19                --               15            --
                                                                          --------          --------         --------       -------
   Total Expenses                                                            6,893             5,278            7,128           196
                                                                          --------          --------         --------       -------
   Less: Investment Advisory Fees Waived                                        --                --               --            (8)
   Less: Distribution Fees Waived -- Investor Shares                            --                --              (26)           --
   Less: Distribution Fees Waived/Expenses Reimbursed -- Flex Shares           (57)             (109)             (36)          (15)
   Less: Distribution Fees Waived -- B Shares                                   --                --               --            --
                                                                          --------          --------         --------       -------
   Net Expenses                                                              6,836             5,169            7,066           173
                                                                          --------          --------         --------       -------
   Net Investment Income (Loss)                                              3,018            (1,308)          11,079           (58)
                                                                          --------          --------         --------       -------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Capital Gain Received from Investments in Affiliated
      Investment Companies*                                                     --                --               --            --
   Net Realized Gain (Loss) on Securities Sold*                             20,540           (64,791)         (77,218)       (1,511)
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments*                                                      (63,220)           16,858          (14,271)          291
                                                                          --------          --------         --------       -------
   Total Net Realized and Unrealized Gain (Loss) on Investments            (42,680)          (47,933)         (91,489)       (1,220)
                                                                          --------          --------         --------       -------
   Net Increase (Decrease) in Net Assets from Operations                  $(39,662)         $(49,241)        $(80,410)      $(1,278)
                                                                          ========          ========         ========       =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31,



                                                                                                             CAPITAL
                                                                                BALANCED FUND            APPRECIATION FUND
                                                                          -------------------------   ------------------------
                                                                           06/01/02-      06/01/01-    06/01/02-     06/01/01-
                                                                           05/31/03       05/31/02     05/31/03      05/31/02
                                                                          ----------     ----------   ----------    ----------
Operations:
  Net Investment Income (Loss)                                             $  4,261       $  4,563    $   (5,958)   $  (10,142)
  Net Realized Gain (Loss) on Securities Sold                               (22,027)         2,199      (191,580)         (143)
  Net Realized Gain (Loss) on Foreign Currency Transactions                      --             --            --            --
  Net Change in Unrealized Appreciation on Foreign Currency and
    Translation of Other Assets and Liabilities in Foreign Currency              --             --            --            --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments                                                           14,697        (17,949)       47,666      (165,813)
                                                                           --------       --------    ----------    ----------
  Net Decrease in Net Assets from Operations                                 (3,069)       (11,187)     (149,872)     (176,098)
                                                                           --------       --------    ----------    ----------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Trust Shares                                                             (4,267)        (4,065)           --            --
    Investor Shares                                                            (136)          (129)           --            --
    Flex Shares                                                                (618)          (591)           --            --
  Capital Gains:
    Trust Shares                                                                 --         (5,781)           --       (10,431)
    Investor Shares                                                              --           (213)           --        (1,696)
    Flex Shares                                                                  --         (1,844)           --        (1,028)
                                                                           --------       --------    ----------    ----------
  Total Dividends and Distributions                                          (5,021)       (12,623)           --       (13,155)
                                                                           --------       --------    ----------    ----------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                              64,673         92,218       243,462       545,325
    Reinvestment of Cash Distributions                                        4,061          9,625            --         8,702
    Cost of Shares Repurchased                                              (75,973)       (52,097)     (237,698)     (378,030)
                                                                           --------       --------    ----------    ----------
  Increase (Decrease) in Net Assets From Trust Share Transactions            (7,239)        49,746         5,764       175,997
                                                                           --------       --------    ----------    ----------
  Investor Shares:
    Proceeds from Shares Issued                                               1,079          2,760        23,224         9,448
    Reinvestment of Cash Distributions                                          134            338            --         1,668
    Cost of Shares Repurchased                                               (1,735)        (1,259)      (27,320)      (25,945)
                                                                           --------       --------    ----------    ----------
  Increase (Decrease) in Net Assets From Investor Share Transactions           (522)         1,839        (4,096)      (14,829)
                                                                           --------       --------    ----------    ----------
  Flex Shares:
    Proceeds from Shares Issued                                              16,361         26,377        22,663        38,048
    Reinvestment of Cash Distributions                                          584          2,319            --         1,003
    Cost of Shares Repurchased                                              (22,271)       (15,941)      (26,440)      (25,421)
                                                                           --------       --------    ----------    ----------
  Increase (Decrease) in Net Assets From Flex Share Transactions             (5,326)        12,755        (3,777)       13,630
                                                                           --------       --------    ----------    ----------
    Increase (Decrease) in Net Assets From Share Transactions               (13,087)        64,340        (2,109)      174,798
                                                                           --------       --------    ----------    ----------
      Total Increase (Decrease) in Net Assets                               (21,177)        40,530      (151,981)      (14,455)
                                                                           --------       --------    ----------    ----------
Net Assets:
    Beginning of Year                                                       325,504        284,974     1,478,523     1,492,978
                                                                           --------       --------    ----------    ----------
    End of Year                                                            $304,327       $325,504    $1,326,542    $1,478,523
                                                                           ========       ========    ==========    ==========

(1) See Note 5 in Notes to Financial Statements for additional information.

Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------



                                                                                GROWTH AND              INFORMATION AND TECHNOLOGY
                                                                               INCOME FUND                           FUND
                                                                         ------------------------       --------------------------
                                                                         06/01/02-      06/01/01-         06/01/02-     06/01/01-
                                                                         05/31/03       05/31/02          05/31/03      05/31/02
                                                                         ---------      ---------        ----------    ----------
Operations:
  Net Investment Income (Loss)                                           $   6,620      $   4,992         $   (221)     $   (810)
  Net Realized Gain (Loss) on Securities Sold                              (81,525)        (2,065)         (15,209)      (34,411)
  Net Realized Gain (Loss) on Foreign Currency Transactions                     --             --               --            --
  Net Change in Unrealized Appreciation on Foreign Currency and
    Translation of Other Assets and Liabilities in Foreign Currency             --             --               --            --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments                                                         (26,671)       (81,292)           4,224        (3,329)
                                                                         ---------      ---------         --------      --------
  Net Decrease in Net Assets from Operations                              (101,576)       (78,365)         (11,206)      (38,550)
                                                                         ---------      ---------         --------      --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Trust Shares                                                            (6,291)        (4,300)              --            --
    Investor Shares                                                           (270)          (135)              --            --
    Flex Shares                                                               (125)            --               --            --
  Capital Gains:
    Trust Shares                                                                --             --               --            --
    Investor Shares                                                             --             --               --            --
    Flex Shares                                                                 --             --               --            --
                                                                         ---------      ---------         --------      --------
  Total Dividends and Distributions                                         (6,686)        (4,435)              --            --
                                                                         ---------      ---------         --------      --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                             97,378        153,837            3,953        12,552
    Reinvestment of Cash Distributions                                       2,307          1,608               --            --
    Cost of Shares Repurchased                                            (200,850)      (158,642)         (15,842)      (37,401)
                                                                         ---------      ---------         --------      --------
  Increase (Decrease) in Net Assets From Trust Share Transactions         (101,165)        (3,197)         (11,889)      (24,849)
                                                                         ---------      ---------         --------      --------
  Investor Shares:
    Proceeds from Shares Issued                                             12,024          7,129               --            --
    Reinvestment of Cash Distributions                                         247            122               --            --
    Cost of Shares Repurchased                                              (8,883)        (7,307)              --            --
                                                                         ---------      ---------         --------      --------
  Increase (Decrease) in Net Assets From Investor Share Transactions         3,388            (56)              --            --
                                                                         ---------      ---------         --------      --------
  Flex Shares:
    Proceeds from Shares Issued                                             16,261         40,844              823         2,266
    Reinvestment of Cash Distributions                                         119             --               --            --
    Cost of Shares Repurchased                                             (24,930)       (16,988)          (2,373)       (5,097)
                                                                         ---------      ---------         --------      --------
  Increase (Decrease) in Net Assets From Flex Share Transactions            (8,550)        23,856           (1,550)       (2,831)
                                                                         ---------      ---------         --------      --------
    Increase (Decrease) in Net Assets From Share Transactions             (106,327)        20,603          (13,439)      (27,680)
                                                                         ---------      ---------         --------      --------
      Total Increase (Decrease) in Net Assets                             (214,589)       (62,197)         (24,645)      (66,230)
                                                                         ---------      ---------         --------      --------
Net Assets:
    Beginning of Year                                                      924,017        986,214           42,919       109,149
                                                                         ---------      ---------         --------      --------
    End of Year                                                           $709,428      $ 924,017         $ 18,274      $ 42,919
                                                                         =========      =========         ========      ========

(1) See Note 5 in Notes to Financial Statements for additional information.

Amounts designated as "--" are either $0 or have been rounded to $0.


------------------------------------------------------------------------------------------------------------------------------------

                                                                           INTERNATIONAL EQUITY          INTERNATIONAL EQUITY
                                                                                   FUND                      INDEX FUND
                                                                         --------------------------     -------------------------
                                                                           06/01/02-      06/01/01-       06/01/02-     06/01/01-
                                                                           05/31/03       05/31/02        05/31/03      05/31/02
                                                                         -----------    -----------     -----------    ----------
Operations:
  Net Investment Income (Loss)                                           $   1,679      $     785        $  3,085      $   1,447
  Net Realized Gain (Loss) on Securities Sold                              (44,637)       (31,939)        (16,811)       (36,218)
  Net Realized Gain (Loss) on Foreign Currency Transactions                    746             48             484           (321)
  Net Change in Unrealized Appreciation on Foreign Currency and
    Translation of Other Assets and Liabilities in Foreign Currency            241            151              62             61
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments                                                             740         12,345         (26,241)         8,423
                                                                         ---------      ---------        --------      ---------
  Net Decrease in Net Assets from Operations                               (41,231)       (18,610)        (39,421)       (26,608)
                                                                         ---------      ---------        --------      ---------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Trust Shares                                                            (1,433)            --          (1,078)          (767)
    Investor Shares                                                            (19)            --              (4)           (11)
    Flex Shares                                                                 --             --              --             --
  Capital Gains:
    Trust Shares                                                                --             --              --             --
    Investor Shares                                                             --             --              --             --
    Flex Shares                                                                 --             --              --             --
                                                                         ---------      ---------        --------      ---------
  Total Dividends and Distributions                                         (1,452)            --          (1,082)          (778)
                                                                         ---------      ---------        --------      ---------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                             86,628        122,777          62,225        134,438
    Reinvestment of Cash Distributions                                         611             --             835            767
    Cost of Shares Repurchased                                            (108,037)       (59,774)        (62,128)       (57,264)
                                                                         ---------      ---------        --------      ---------
  Increase (Decrease) in Net Assets From Trust Share Transactions          (20,798)        63,003             932         77,941
                                                                         ---------      ---------        --------      ---------
  Investor Shares:
    Proceeds from Shares Issued                                             14,843        204,662          21,764        129,643
    Reinvestment of Cash Distributions                                          18             --               4             11
    Cost of Shares Repurchased                                             (13,138)      (207,235)        (15,195)      (130,086)
                                                                         ---------      ---------        --------      ---------
  Increase (Decrease) in Net Assets From Investor Share Transactions         1,723         (2,573)          6,573           (432)
                                                                         ---------      ---------        --------      ---------
  Flex Shares:
    Proceeds from Shares Issued                                              6,250          7,548           4,554          7,290
    Reinvestment of Cash Distributions                                          --             --              --             --
    Cost of Shares Repurchased                                              (6,195)        (7,940)         (4,487)        (7,786)
                                                                         ---------      ---------        --------      ---------
  Increase (Decrease) in Net Assets From Flex Share Transactions                55           (392)             67           (496)
                                                                         ---------      ---------        --------      ---------
    Increase (Decrease) in Net Assets From Share Transactions              (19,020)        60,038           7,572         77,013
                                                                         ---------      ---------        --------      ---------
      Total Increase (Decrease) in Net Assets                              (61,703)        41,428         (32,931)        49,627
                                                                         ---------      ---------        --------      ---------
Net Assets:
    Beginning of Year                                                      264,830        223,402         294,671        245,044
                                                                         ---------      ---------        --------      ---------
    End of Year                                                          $ 203,127      $ 264,830        $261,740      $ 294,671
                                                                         =========      =========        ========      =========

(1) See Note 5 in Notes to Financial Statements for additional information.

Amounts designated as "--" are either $0 or have been rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS OR PERIODS ENDED MAY 31,


                                                                                        LIFE VISION
                                                                                        AGGRESSIVE                  LIFE VISION
                                                                                        GROWTH FUND               CONSERVATIVE FUND
                                                                                --------------------------       ------------------
                                                                                  06/01/02-      06/01/01-           03/11/03**-
                                                                                  05/31/03       05/31/02             05/31/03
                                                                                 ----------      ---------           -----------
Operations:
  Net Investment Income (Loss)*                                                   $    89         $    47               $  1
  Capital Gain Received from Investments in Affiliated Investment Companies*           30              80                 --
  Net Realized Loss on Securities Sold*                                            (1,580)         (1,052)                --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments*                                                                (1,995)           (863)                18
                                                                                  -------         -------               ----
  Net Increase (Decrease) in Net Assets from Operations                            (3,456)         (1,788)                19
                                                                                  -------         -------               ----
Dividends to Shareholders:
  Net Investment Income:
    Trust Shares                                                                      (92)            (57)                --
    Investor Shares                                                                    --              --                 --
    Flex Shares                                                                        --              --                 --
    B Shares                                                                           --              --                 --
                                                                                  -------         -------               ----
  Total Dividends                                                                     (92)            (57)                --
                                                                                  -------         -------               ----
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                                     5,003          19,227                 --
    Reinvestment of Cash Distributions                                                 91              57                 --
    Redemption Fees                                                                    --              --                 --
    Cost of Shares Repurchased                                                     (7,185)         (6,977)                --
                                                                                  -------         -------               ----
  Increase (Decrease) in Net Assets From Trust Share Transactions                  (2,091)         12,307                 --
                                                                                  -------         -------               ----
  Investor Shares:
    Proceeds from Shares Issued                                                        --              --                 --
    Reinvestment of Cash Distributions                                                 --              --                 --
    Cost of Shares Repurchased                                                         --              --                 --
                                                                                  -------         -------               ----
  Increase (Decrease) in Net Assets From Investor Share Transactions                   --              --                 --
                                                                                  -------         -------               ----
  Flex Shares:
    Proceeds from Shares Issued                                                        --              --                 --
    Reinvestment of Cash Distributions                                                 --              --                 --
    Cost of Shares Repurchased                                                         --              --                 --
                                                                                  -------         -------               ----
  Increase (Decrease) in Net Assets From Flex Share Transactions                       --              --                 --
                                                                                  -------         -------               ----
  B Shares (2):
    Proceeds from Shares Issued                                                       975              --                811
    Reinvestment of Cash Distributions                                                 --              --                 --
    Cost of Shares Repurchased                                                         (1)             --                (30)
                                                                                  -------         -------               ----
  Increase in Net Assets From B Share Transactions                                    974              --                781
                                                                                  -------         -------               ----
    Increase (Decrease) in Net Assets From Share Transactions                      (1,117)         12,307                781
                                                                                  -------         -------               ----
      Total Increase (Decrease) in Net Assets                                      (4,665)         10,462                800
                                                                                  -------         -------               ----
Net Assets:
    Beginning of Period                                                            34,398          23,936                 --
                                                                                  -------         -------               ----
    End of Period                                                                 $29,733         $34,398               $800
                                                                                  =======         =======               ====

 * Net investment income (loss),capital gains received from investments in affiliated investment companies, net realized loss on securities sold and net change in unrealized appreciation (depreciation) on investments and for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.
** Commencement of Operations.

(1) See Note 5 in Notes to Financial Statements for additional information

(2) B Shares were offered beginning on March 11, 2003 for the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                      LIFE VISION                 LIFE VISION
                                                                                GROWTH AND INCOME FUND         MODERATE GROWTH FUND
                                                                            ----------------------------     -----------------------
                                                                              06/01/02-       06/01/01-       06/01/02-    06/01/01-
                                                                              05/31/03        05/31/02        05/31/03     05/31/02
                                                                            ------------     -----------     ----------   ----------
Operations:
  Net Investment Income (Loss)*                                               $    928        $    639        $  1,614     $  1,488
  Capital Gain Received from Investments in Affiliated Investment Companies*        73              73              91          150
  Net Realized Loss on Securities Sold*                                         (4,254)         (2,267)         (1,615)      (4,949)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments*                                                             (1,727)            290          (1,207)       2,662
                                                                              --------        --------        --------     --------
  Net Increase (Decrease) in Net Assets from Operations                         (4,980)         (1,265)         (1,117)        (649)
                                                                              --------        --------        --------     --------
Dividends to Shareholders:
  Net Investment Income:
    Trust Shares                                                                  (931)           (598)         (1,621)      (1,472)
    Investor Shares                                                                 --              --              --           --
    Flex Shares                                                                     --              --              --           --
    B Shares                                                                        --              --              (1)          --
                                                                              --------        --------        --------     --------
  Total Dividends                                                                 (931)           (598)         (1,622)      (1,472)
                                                                              --------        --------        --------     --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                                 19,612          53,119          34,474       36,185
    Reinvestment of Cash Distributions                                             927             595           1,615        1,452
    Redemption Fees                                                                 --              --              --           --
    Cost of Shares Repurchased                                                 (32,451)        (12,006)        (28,076)     (20,353)
                                                                              --------        --------        --------     --------
  Increase (Decrease) in Net Assets From Trust Share Transactions              (11,912)         41,708           8,013       17,284
                                                                              --------        --------        --------     --------
  Investor Shares:
    Proceeds from Shares Issued                                                     --              --              --           --
    Reinvestment of Cash Distributions                                              --              --              --           --
    Cost of Shares Repurchased                                                      --              --              --           --
                                                                              --------        --------        --------     --------
  Increase (Decrease) in Net Assets From Investor Share Transactions                --              --              --           --
                                                                              --------        --------        --------     --------
  Flex Shares:
    Proceeds from Shares Issued                                                     --              --              --           --
    Reinvestment of Cash Distributions                                              --              --              --           --
    Cost of Shares Repurchased                                                      --              --              --           --
                                                                              --------        --------        --------     --------
  Increase (Decrease) in Net Assets From Flex Share Transactions                    --              --              --           --
                                                                              --------        --------        --------     --------
  B Shares (2):
    Proceeds from Shares Issued                                                  1,896              --           2,605           --
    Reinvestment of Cash Distributions                                              --              --               1           --
    Cost of Shares Repurchased                                                      (2)             --             (59)          --
                                                                              --------        --------        --------     --------
  Increase in Net Assets From B Share Transactions                               1,894              --           2,547           --
                                                                              --------        --------        --------     --------
    Increase (Decrease) in Net Assets From Share Transactions                  (10,018)         41,708          10,560       17,284
                                                                              --------        --------        --------     --------
      Total Increase (Decrease) in Net Assets                                  (15,929)         39,845           7,821       15,163
                                                                              --------        --------        --------     --------
Net Assets:
    Beginning of Period                                                         77,395          37,550          88,592       73,429
                                                                              --------        --------        --------     --------
    End of Period                                                             $ 61,466        $ 77,395        $ 96,413     $ 88,592
                                                                              ========        ========        ========     ========



                                                                                   MID-CAP EQUITY
                                                                                        FUND
                                                                            --------------------------
                                                                              06/01/02-      06/01/01-
                                                                              05/31/03       05/31/02
                                                                            -----------     ----------
Operations:
  Net Investment Income (Loss)*                                               $    (612)     $    (534)
  Capital Gain Received from Investments in Affiliated Investment Companies*         --             --
  Net Realized Loss on Securities Sold*                                         (17,032)       (32,539)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments*                                                              (6,819)        10,660
                                                                              ---------      ---------
  Net Increase (Decrease) in Net Assets from Operations                         (24,463)       (22,413)
                                                                              ---------      ---------
Dividends to Shareholders:
  Net Investment Income:
    Trust Shares                                                                     --             --
    Investor Shares                                                                  --             --
    Flex Shares                                                                      --             --
    B Shares                                                                         --             --
                                                                              ---------      ---------
  Total Dividends                                                                    --             --
                                                                              ---------      ---------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                                 126,939        254,418
    Reinvestment of Cash Distributions                                               --             --
    Redemption Fees                                                                  83             --
    Cost of Shares Repurchased                                                 (159,005)      (219,234)
                                                                              ---------      ---------
  Increase (Decrease) in Net Assets From Trust Share Transactions               (31,983)        35,184
                                                                              ---------      ---------
  Investor Shares:
    Proceeds from Shares Issued                                                   4,798          5,382
    Reinvestment of Cash Distributions                                               --             --
    Cost of Shares Repurchased                                                   (2,409)        (5,676)
                                                                              ---------      ---------
  Increase (Decrease) in Net Assets From Investor Share Transactions              2,389           (294)
                                                                              ---------      ---------
  Flex Shares:
    Proceeds from Shares Issued                                                   3,460          6,756
    Reinvestment of Cash Distributions                                               --             --
    Cost of Shares Repurchased                                                   (3,677)        (4,054)
                                                                              ---------      ---------
  Increase (Decrease) in Net Assets From Flex Share Transactions                   (217)         2,702
                                                                              ---------      ---------
  B Shares (2):
    Proceeds from Shares Issued                                                      --             --
    Reinvestment of Cash Distributions                                               --             --
    Cost of Shares Repurchased                                                       --             --
                                                                              ---------      ---------
  Increase in Net Assets From B Share Transactions                                   --             --
                                                                              ---------      ---------
    Increase (Decrease) in Net Assets From Share Transactions                   (29,811)        37,592
                                                                              ---------      ---------
      Total Increase (Decrease) in Net Assets                                   (54,274)        15,179
                                                                              ---------      ---------
Net Assets:
    Beginning of Period                                                         196,516        181,337
                                                                              ---------      ---------
    End of Period                                                             $ 142,242      $ 196,516
                                                                              =========      =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS OR PERIODS ENDED MAY 31,


                                                                                   MID CAP                   SMALL CAP
                                                                                 VALUE EQUITY                 GROWTH
                                                                                     FUND                    STOCK FUND
                                                                           ----------------------    ------------------------
                                                                            06/01/02-  11/30/01*-      06/01/02-    06/01/01-
                                                                            05/31/03    05/31/02       05/31/03     05/31/02
                                                                           ----------  ----------    -----------   ----------
Operations:
  Net Investment Income (Loss)                                              $    659    $    153      $  (4,842)    $ (6,319)
  Net Realized Gain (Loss) on Securities Sold                                (36,016)      2,242        (73,786)      12,904
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments                                                               724       3,288         14,238      (43,483)
                                                                            --------    --------      ---------     --------
  Net Increase (Decrease) in Net Assets from Operations                      (34,633)      5,683        (64,390)     (36,898)
                                                                            --------    --------      ---------     --------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Trust Shares                                                                (552)       (128)            --           --
    Investor Shares                                                               --          --             --           --
    Flex Shares                                                                   (4)         --             --           --
  Capital Gains:
    Trust Shares                                                              (2,137)         --         (8,364)      (2,201)
    Investor Shares                                                               --          --           (313)        (108)
    Flex Shares                                                                 (108)         --           (427)        (106)
                                                                            --------    --------      ---------     --------
  Total Dividends and Distributions                                           (2,801)       (128)        (9,104)      (2,415)
                                                                            --------    --------      ---------     --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                               42,357     187,081        138,559      204,546
    Reinvestment of Cash Distributions                                         1,307          22          6,573        1,813
    Cost of Shares Repurchased                                               (82,431)    (17,706)      (104,086)     (86,510)
                                                                            --------    --------      ---------     --------
  Increase (Decrease) in Net Assets From Trust Share Transactions            (38,767)    169,397         41,046      119,849
                                                                            --------    --------      ---------     --------
  Investor Shares:
    Proceeds from Shares Issued                                                   --          --          7,284        6,448
    Reinvestment of Cash Distributions                                            --          --            296          102
    Cost of Shares Repurchased                                                    --          --         (7,682)      (8,754)
                                                                            --------    --------      ---------     --------
  Decrease in Net Assets From Investor Share Transactions                         --          --           (102)      (2,204)
                                                                            --------    --------      ---------     --------
  Flex Shares (2):
    Proceeds from Shares Issued                                                3,348       5,565          6,509       10,866
    Reinvestment of Cash Distributions                                            98          --            414          104
    Cost of Shares Repurchased                                                (1,971)       (193)        (6,817)      (6,387)
                                                                            --------    --------      ---------     --------
  Increase (Decrease) in Net Assets From Flex Share Transactions               1,475       5,372            106        4,583
                                                                            --------    --------      ---------     --------
    Increase (Decrease) in Net Assets From Share Transactions                (37,292)    174,769         41,050      122,228
                                                                            --------    --------      ---------     --------
      Total Increase (Decrease) in Net Assets                                (74,726)    180,324        (32,444)      82,915
                                                                            --------    --------      ---------     --------
Net Assets:
    Beginning of Period                                                      180,324          --        647,646      564,731
                                                                            --------    --------      ---------     --------
    End of Period                                                           $105,598    $180,324      $ 615,202     $647,646
                                                                            ========    ========      =========     ========

  * Commencement of Operations.

(1) See Note 5 in Notes to Financial Statements for additional information
(2) Flex shares were offered beginning on March 11, 2002 for the Vantage Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                            TAX SENSITIVE
                                                                               SMALL CAP VALUE                  GROWTH
                                                                                  EQUITY FUND                 STOCK FUND
                                                                           -----------------------    ----------------------
                                                                            06/01/02-    06/01/01-     06/01/02-   06/01/01-
                                                                            05/31/03     05/31/02      05/31/03    05/31/02
                                                                           ----------   ----------    ----------  ----------
Operations:
  Net Investment Income (Loss)                                             $   3,018   $   3,146      $  (1,308)   $  (2,575)
  Net Realized Gain (Loss) on Securities Sold                                 20,540       7,370        (64,791)     (34,842)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments                                                           (63,220)     82,755         16,858      (45,038)
                                                                           ---------   ---------      ---------    ---------
  Net Increase (Decrease) in Net Assets from Operations                      (39,662)     93,271        (49,241)     (82,455)
                                                                           ---------   ---------      ---------    ---------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Trust Shares                                                              (2,605)     (3,500)            --           --
    Investor Shares                                                               --         (15)            --           --
    Flex Shares                                                                   --          --             --           --
  Capital Gains:
    Trust Shares                                                                  --          --             --           --
    Investor Shares                                                               --          --             --           --
    Flex Shares                                                                   --          --             --           --
                                                                           ---------   ---------      ---------    ---------
  Total Dividends and Distributions                                           (2,605)     (3,515)            --           --
                                                                           ---------   ---------      ---------    ---------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                              119,973     226,657         79,785       17,347
    Reinvestment of Cash Distributions                                         1,424       2,013             --           --
    Cost of Shares Repurchased                                              (176,975)   (102,960)       (97,881)    (181,586)
                                                                           ---------   ---------      ---------    ---------
  Increase (Decrease) in Net Assets From Trust Share Transactions            (55,578)    125,710        (18,096)    (164,239)
                                                                           ---------   ---------      ---------    ---------
  Investor Shares:
    Proceeds from Shares Issued                                                   --          --             --           --
    Reinvestment of Cash Distributions                                            --          --             --           --
    Cost of Shares Repurchased                                                    --          --             --           --
                                                                           ---------   ---------      ---------    ---------
  Decrease in Net Assets From Investor Share Transactions                         --          --             --           --
                                                                           ---------   ---------      ---------    ---------
  Flex Shares (2):
    Proceeds from Shares Issued                                               13,859      21,029          7,888       19,925
    Reinvestment of Cash Distributions                                            --          15             --           --
    Cost of Shares Repurchased                                               (10,389)     (2,670)       (44,717)     (54,358)
                                                                           ---------   ---------      ---------    ---------
  Increase (Decrease) in Net Assets From Flex Share Transactions               3,470      18,374        (36,829)     (34,433)
                                                                           ---------   ---------      ---------    ---------
    Increase (Decrease) in Net Assets From Share Transactions                (52,108)    144,084        (54,925)    (198,672)
                                                                           ---------   ---------      ---------    ---------
      Total Increase (Decrease) in Net Assets                                (94,375)    233,840       (104,166)    (281,127)
                                                                           ---------   ---------      ---------    ---------
Net Assets:
    Beginning of Period                                                      646,907     413,067        412,680      693,807
                                                                           ---------   ---------      ---------    ---------
    End of Period                                                          $ 552,532   $ 646,907      $ 308,514    $ 412,680
                                                                           =========   =========      =========    =========



                                                                                 VALUE INCOME                  VANTAGE
                                                                                  STOCK FUND                    FUND
                                                                          -----------------------     ----------------------
                                                                            06/01/02-   06/01/01-      06/01/02-  11/30/01*-
                                                                            05/31/03    05/31/02       05/31/03    05/31/02
                                                                          -----------  ----------     ----------  ----------
Operations:
  Net Investment Income (Loss)                                             $  11,079   $   8,024        $   (58)     $   (28)
  Net Realized Gain (Loss) on Securities Sold                                (77,218)     18,010         (1,511)        (421)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments                                                           (14,271)    (60,823)           291          (68)
                                                                           ---------   ---------        -------      -------
  Net Increase (Decrease) in Net Assets from Operations                      (80,410)    (34,789)        (1,278)        (517)
                                                                           ---------   ---------        -------      -------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Trust Shares                                                              (9,401)     (7,740)            --           --
    Investor Shares                                                             (735)       (629)            --           --
    Flex Shares                                                                 (189)        (41)            --           --
  Capital Gains:
    Trust Shares                                                                  --          --             --           --
    Investor Shares                                                               --          --             --           --
    Flex Shares                                                                   --          --             --           --
                                                                           ---------   ---------        -------      -------
  Total Dividends and Distributions                                          (10,325)     (8,410)            --           --
                                                                           ---------   ---------        -------      -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued                                              189,197     166,044          1,489        9,433
    Reinvestment of Cash Distributions                                         7,198       6,531             --           --
    Cost of Shares Repurchased                                              (126,339)   (155,718)        (4,953)        (158)
                                                                           ---------   ---------        -------      -------
  Increase (Decrease) in Net Assets From Trust Share Transactions             70,056      16,857         (3,464)       9,275
                                                                           ---------   ---------        -------      -------
  Investor Shares:
    Proceeds from Shares Issued                                               10,612       4,311             --           --
    Reinvestment of Cash Distributions                                           705         607             --           --
    Cost of Shares Repurchased                                               (12,542)    (10,581)            --           --
                                                                           ---------   ---------        -------      -------
  Decrease in Net Assets From Investor Share Transactions                     (1,225)     (5,663)            --           --
                                                                           ---------   ---------        -------      -------
  Flex Shares (2):
    Proceeds from Shares Issued                                                8,232       8,816            436          919
    Reinvestment of Cash Distributions                                           181          40             --           --
    Cost of Shares Repurchased                                               (11,412)    (12,069)          (276)          (1)
                                                                           ---------   ---------        -------      -------
  Increase (Decrease) in Net Assets From Flex Share Transactions              (2,999)     (3,213)           160          918
                                                                           ---------   ---------        -------      -------
    Increase (Decrease) in Net Assets From Share Transactions                 65,832       7,981         (3,304)      10,193
                                                                           ---------   ---------        -------      -------
      Total Increase (Decrease) in Net Assets                                (24,903)    (35,218)        (4,582)       9,676
                                                                           ---------   ---------        -------      -------
Net Assets:
    Beginning of Period                                                      821,103     856,321          9,676           --
                                                                           ---------   ---------        -------      -------
    End of Period                                                          $ 796,200   $ 821,103        $ 5,094      $ 9,676
                                                                           =========   =========        =======      =======

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                                NET ASSET                 NET REALIZED AND
                                  VALUE,         NET      UNREALIZED GAINS     TOTAL
                                BEGINNING   INVESTMENT       (LOSSES)          FROM
                                OF PERIOD  INCOME (LOSS)  ON INVESTMENTS    OPERATIONS
                               ----------  ------------   ----------------  ----------
BALANCED FUND
Trust Shares
           2003                    $12.18        $ 0.20         $(0.23)        $(0.03)
           2002                     13.18          0.23          (0.65)         (0.42)
           2001                     13.37          0.30           0.12           0.42
           2000                     13.26          0.32           0.33           0.65
           1999                     13.09          0.28           1.09           1.37
Investor Shares
           2003                    $12.24         $0.16         $(0.24)        $(0.08)
           2002                     13.24          0.18          (0.64)         (0.46)
           2001                     13.43          0.27           0.11           0.38
           2000                     13.32          0.29           0.31           0.60
           1999                     13.14          0.24           1.10           1.34
Flex Shares
           2003                    $12.07         $0.08         $(0.22)        $(0.14)
           2002                     13.07          0.10          (0.65)         (0.55)
           2001                     13.27          0.16           0.11           0.27
           2000                     13.17          0.17           0.33           0.50
           1999                     13.02          0.16           1.07           1.23
CAPITAL APPRECIATION FUND
Trust Shares
           2003(2)                 $12.24        $(0.03)        $(1.19)        $(1.22)
           2002                     13.89         --             (1.53)         (1.53)
           2001                     17.12         (0.05)         (0.38)         (0.43)
           2000                     16.62          0.02           1.40           1.42
           1999                     16.48          0.05           2.70           2.75
Investor Shares
           2003(2)                 $11.89        $(0.10)        $(1.16)        $(1.26)
           2002                     13.59         (0.10)         (1.48)         (1.58)
           2001                     16.91         (0.14)         (0.38)         (0.52)
           2000                     16.53         (0.11)          1.41           1.30
           1999                     16.43         (0.05)          2.70           2.65
Flex Shares
           2003(2)                 $11.40        $(0.14)        $(1.11)        $(1.25)
           2002                     13.09         (0.06)         (1.51)         (1.57)
           2001                     16.45         (0.16)         (0.40)         (0.56)
           2000                     16.18         (0.24)          1.43           1.19
           1999                     16.22         (0.09)          2.60           2.51
GROWTH AND INCOME FUND (A)
Trust Shares
           2003                    $13.80         $0.13         $(1.60)        $(1.47)
           2002                     15.05          0.09          (1.26)         (1.17)
           2001                     15.53          0.07          (0.04)          0.03
           2000                     16.09          0.11           0.55           0.66
           1999(1)                  15.10          0.04           1.97           2.01
  For the year ended November 30:
           1998                     16.55          0.09           1.64           1.73
Investor Shares
           2003                    $13.91         $0.11         $(1.61)        $(1.50)
           2002                     15.17          0.06          (1.27)         (1.21)
           2001                     15.65          0.04          (0.04)            --
           2000                     16.21          0.09           0.55           0.64
           1999(1)                  15.21          0.04           1.99           2.03
  For the year ended November 30:
           1998                     16.64          0.10           1.66           1.76
Flex Shares
           2003                    $13.66        $   --         $(1.56)        $(1.56)
           2002                     14.96         (0.02)         (1.28)         (1.30)
           2001                     15.49         (0.05)         (0.05)         (0.10)
           2000                     16.10         --              0.51           0.51
           1999(1)                  15.14         (0.01)          1.97           1.96
  For the year ended November 30:
           1998                     16.59         (0.01)          1.64           1.63




                                DIVIDENDS                      TOTAL
                                FROM NET   DISTRIBUTIONS     DIVIDENDS
                               INVESTMENT  FROM REALIZED        AND
                                 INCOME    CAPITAL GAINS   DISTRIBUTIONS
                               ----------  -------------   -------------
BALANCED FUND
Trust Shares
           2003                    $(0.23)       $   --         $(0.23)
           2002                     (0.24)        (0.34)         (0.58)
           2001                     (0.31)        (0.30)         (0.61)
           2000                     (0.30)        (0.24)         (0.54)
           1999                     (0.28)        (0.92)         (1.20)
Investor Shares
           2003                    $(0.19)       $   --         $(0.19)
           2002                     (0.20)        (0.34)         (0.54)
           2001                     (0.27)        (0.30)         (0.57)
           2000                     (0.25)        (0.24)         (0.49)
           1999                     (0.24)        (0.92)         (1.16)
Flex Shares
           2003                    $(0.11)       $   --         $(0.11)
           2002                     (0.11)        (0.34)         (0.45)
           2001                     (0.17)        (0.30)         (0.47)
           2000                     (0.16)        (0.24)         (0.40)
           1999                     (0.16)        (0.92)         (1.08)
CAPITAL APPRECIATION FUND
Trust Shares
           2003(2)                 $   --        $   --         $   --
           2002                        --         (0.12)         (0.12)
           2001                        --         (2.80)         (2.80)
           2000                        --         (0.92)         (0.92)
           1999                     (0.06)        (2.55)         (2.61)
Investor Shares
           2003(2)                 $   --        $   --         $   --
           2002                        --         (0.12)         (0.12)
           2001                        --         (2.80)         (2.80)
           2000                        --         (0.92)         (0.92)
           1999                        --         (2.55)         (2.55)
Flex Shares
           2003(2)                 $   --        $   --         $   --
           2002                        --         (0.12)         (0.12)
           2001                        --         (2.80)         (2.80)
           2000                        --         (0.92)         (0.92)
           1999                        --         (2.55)         (2.55)
GROWTH AND INCOME FUND (A)
Trust Shares
           2003                    $(0.12)       $   --         $(0.12)
           2002                     (0.08)           --          (0.08)
           2001                     (0.08)        (0.43)         (0.51)
           2000                     (0.10)        (1.12)         (1.22)
           1999(1)                  (0.02)        (1.00)         (1.02)
  For the year ended November 30:
           1998                     (0.09)        (3.09)         (3.18)
Investor Shares
           2003                    $(0.10)       $   --         $(0.10)
           2002                     (0.05)           --          (0.05)
           2001                     (0.05)        (0.43)         (0.48)
           2000                     (0.08)        (1.12)         (1.20)
           1999(1)                  (0.03)        (1.00)         (1.03)
  For the year ended November 30:
           1998                     (0.10)        (3.09)         (3.19)
Flex Shares
           2003                    $(0.02)       $   --         $(0.02)
           2002                        --            --             --
           2001                        --         (0.43)         (0.43)
           2000                        --         (1.12)         (1.12)
           1999(1)                     --         (1.00)         (1.00)
  For the year ended November 30:
           1998                        --         (3.08)         (3.08)

 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) Per share data calculated using average shares outstanding method.

------------------------------------------------------------------------------------------------------------------------------------


                                  NET ASSET                  NET ASSETS,         RATIO OF
                                 VALUE, END       TOTAL       END OF         NET EXPENSES TO
                                 OF PERIOD       RETURN+    PERIOD (000)    AVERAGE NET ASSETS
                                 ----------      -------    ------------    ------------------
BALANCED FUND
Trust Shares
           2003                    $11.92         (0.14)%    $  228,475              1.02%
           2002                     12.18         (3.29)        241,604              1.02
           2001                     13.18          3.24         209,316              1.01
           2000                     13.37          5.02         223,634              0.97
           1999                     13.26         10.98         251,752              0.97
Investor Shares
           2003                    $11.97         (0.54)%    $    8,285              1.33%
           2002                     12.24         (3.57)          9,020              1.33
           2001                     13.24          2.91           7,834              1.32
           2000                     13.43          4.66           9,627              1.27
           1999                     13.32         10.70          14,962              1.27
Flex Shares
           2003                    $11.82         (1.15)%    $   67,567              2.09%
           2002                     12.07         (4.33)         74,880              2.09
           2001                     13.07          2.11          67,824              2.07
           2000                     13.27          3.88          64,322              2.03
           1999                     13.17          9.84          73,526              2.03
CAPITAL APPRECIATION FUND
Trust Shares
           2003(2)                 $11.02         (9.97)%    $1,090,549              1.22%
           2002                     12.24        (11.06)      1,204,445              1.22
           2001                     13.89         (3.74)      1,177,933              1.21
           2000                     17.12          8.98       1,296,927              1.17
           1999                     16.62         17.83       1,966,842              1.17
Investor Shares
           2003(2)                 $10.63        (10.60)%    $  141,488              1.88%
           2002                     11.89        (11.68)        163,155              1.88
           2001                     13.59         (4.38)        202,548              1.86
           2000                     16.91          8.29         251,421              1.82
           1999                     16.53         17.20         311,120              1.82
Flex Shares
           2003(2)                 $10.15        (10.96)%    $   94,505              2.35%
           2002                     11.40        (12.05)        110,923              2.35
           2001                     13.09         (4.79)        112,497              2.33
           2000                     16.45          7.77         128,159              2.29
           1999                     16.18         16.50         162,100              2.29
GROWTH AND INCOME FUND (A)
Trust Shares
           2003                    $12.21        (10.58)%    $  598,862              0.99%
           2002                     13.80         (7.80)        792,557              0.99
           2001                     15.05          0.11         867,664              0.99
           2000                     15.53          4.11         885,109              1.01
           1999(1)                  16.09         14.24         634,279              1.14
  For the year ended November 30:
           1998                     15.10         13.64         577,042              1.03
Investor Shares
           2003                    $12.31        (10.74)%    $   36,305              1.18%
           2002                     13.91         (7.97)         36,789              1.18
           2001                     15.17         (0.07)         40,174              1.18
           2000                     15.65          3.92          42,666              1.18
           1999(1)                  16.21         14.31          36,958              1.08
  For the year ended November 30:
           1998                     15.21         13.69          34,434              1.03
Flex Shares
           2003                    $12.08        (11.41)%    $   74,261              1.93%
           2002                     13.66         (8.69)         94,671              1.93
           2001                     14.96         (0.77)         78,376              1.93
           2000                     15.49          3.11          62,462              1.93
           1999(1)                  16.10         13.85          35,163              1.83
  For the year ended November 30:
           1998                     15.14         12.78          25,656              1.78

                                                                              RATIO OF
                                                      RATIO OF             NET INVESTMENT
                                RATIO OF             EXPENSES TO          INCOME (LOSS) TO
                             NET INVESTMENT        AVERAGE NET ASSETS     AVERAGE NET ASSETS       PORTFOLIO
                            INCOME (LOSS) TO       (EXCLUDING WAIVERS     (EXCLUDING WAIVERS       TURNOVER
                            AVERAGE NET ASSETS    AND REIMBURSEMENTS)    AND REIMBURSEMENTS)         RATE
                            ------------------    -------------------    -------------------       ---------
BALANCED FUND
Trust Shares
           2003                      1.74%              1.05%                    1.71%                 102%
           2002                      1.78               1.05                     1.75                   95
           2001                      2.24               1.05                     2.20                   99
           2000                      2.39               1.07                     2.29                  182
           1999                      2.19               1.06                     2.10                  179
Investor Shares
           2003                      1.43%              1.55%                    1.21%                 102%
           2002                      1.46               1.55                     1.24                   95
           2001                      1.93               1.54                     1.71                   99
           2000                      2.07               1.51                     1.83                  182
           1999                      1.89               1.43                     1.73                  179
Flex Shares
           2003                      0.67%              2.18%                    0.58%                 102%
           2002                      0.71               2.16                     0.64                   95
           2001                      1.18               2.15                     1.10                   99
           2000                      1.33               2.18                     1.18                  182
           1999                      1.13               2.15                     1.01                  179
CAPITAL APPRECIATION FUND
Trust Shares
           2003(2)                  (0.32)%             1.24%                   (0.34)%                 69%
           2002                     (0.54)              1.24                    (0.56)                  75
           2001                     (0.29)              1.24                    (0.32)                  75
           2000                      0.10               1.26                     0.01                  129
           1999                      0.29               1.26                     0.20                  147
Investor Shares
           2003(2)                  (0.98)%             2.00%                   (1.10)%                 69%
           2002                     (1.20)              1.99                    (1.31)                  75
           2001                     (0.94)              1.98                    (1.06)                  75
           2000                     (0.55)              1.98                    (0.71)                 129
           1999                     (0.30)              1.96                    (0.44)                 147
Flex Shares
           2003(2)                  (1.45)%             2.45%                   (1.55)%                 69%
           2002                     (1.67)              2.39                    (1.71)                  75
           2001                     (1.41)              2.39                    (1.47)                  75
           2000                     (1.03)              2.39                    (1.13)                 129
           1999                     (0.86)              2.38                    (0.95)                 147
GROWTH AND INCOME FUND (A)
Trust Shares
           2003                      1.05%              0.99%                    1.05%                  52%
           2002                      0.63               0.99                     0.63                   68
           2001                      0.49               0.99                     0.49                   73
           2000                      0.76               1.01                     0.76                   53
           1999(1)                   0.49               1.43                     0.20                   31
  For the year ended November 30:
           1998                      0.63               1.21                     0.45                   71
Investor Shares
           2003                      0.88%              1.38%                    0.68%                  52%
           2002                      0.44               1.36                     0.26                   68
           2001                      0.30               1.35                     0.13                   73
           2000                      0.58               1.31                     0.45                   53
           1999(1)                   0.54               1.17                     0.45                   31
  For the year ended November 30:
           1998                      0.63               1.18                     0.48                   71
Flex Shares
           2003                      0.11%              2.20%                   (0.16)%                 52%
           2002                     (0.29)              2.16                    (0.52)                  68
           2001                     (0.45)              2.14                    (0.66)                  73
           2000                     (0.14)              2.18                    (0.39)                  53
           1999(1)                  (0.21)              1.97                    (0.35)                  31
  For the year ended November 30:
           1998                     (0.13)              2.03                    (0.38)                  71

(A) On May 24, 1999, the CrestFund Value Fund exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFund Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.

Amounts designated as "--" are either $0 or have been rounded to $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS


                                 NET ASSET                 NET REALIZED AND
                                   VALUE,         NET      UNREALIZED GAINS      TOTAL
                                 BEGINNING    INVESTMENT       (LOSSES)          FROM
                                 OF PERIOD   INCOME (LOSS)  ON INVESTMENTS    OPERATIONS
                                 ---------   ------------- ----------------   ----------
INFORMATION AND TECHNOLOGY FUND
Trust Shares
           2003(1)                 $ 8.06        $(0.04)        $(1.95)        $(1.99)
           2002                     13.34          0.01          (5.29)         (5.28)
           2001                     15.87         (0.08)         (2.45)         (2.53)
           2000(2)                  10.00         (0.04)          5.91           5.87
Flex Shares
           2003(1)                 $ 7.86        $(0.09)        $(1.91)        $(2.00)
           2002                     13.15         (0.14)         (5.15)         (5.29)
           2001                     15.81         (0.22)         (2.44)         (2.66)
           2000(3)                  18.20         (0.07)         (2.32)         (2.39)
INTERNATIONAL EQUITY FUND
Trust Shares
           2003                    $ 9.31        $ 0.07         $(1.32)        $(1.25)
           2002                     10.19          0.19          (1.07)         (0.88)
           2001                     12.56            --          (1.22)         (1.22)
           2000                     12.97         (0.10)          1.42           1.32
           1999                     15.00            --          (1.14)         (1.14)
Investor Shares
           2003                    $ 9.21        $ 0.04         $(1.30)        $(1.26)
           2002                     10.11          0.14          (1.04)         (0.90)
           2001                     12.47         (0.02)         (1.23)         (1.25)
           2000                     12.89         (0.11)          1.37           1.26
           1999                     14.92         (0.09)         (1.10)         (1.19)
Flex Shares
           2003                     $8.75        $(0.01)        $(1.24)        $(1.25)
           2002                      9.68          0.04          (0.97)         (0.93)
           2001                     12.06         (0.16)         (1.11)         (1.27)
           2000                     12.58         (0.32)          1.46           1.14
           1999                     14.68         (0.29)         (0.97)         (1.26)
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2003 (1)                $ 9.76        $ 0.10         $(1.43)        $(1.33)
           2002                     11.18          0.04          (1.43)         (1.39)
           2001                     13.97          0.06          (2.69)         (2.63)
           2000                     11.82          0.16           2.13           2.29
           1999                     13.31          0.09           0.85           0.94
Investor Shares
           2003 (1)                $ 9.64        $ 0.10         $(1.45)        $(1.35)
           2002                     11.05         (0.02)         (1.38)         (1.40)
           2001                     13.80         (0.01)         (2.65)         (2.66)
           2000                     11.70         (0.11)          2.32           2.21
           1999                     13.20         (0.11)          0.98           0.87
Flex Shares
           2003 (1)                $ 9.48        $ 0.01         $(1.39)        $(1.38)
           2002                     10.93         (0.12)         (1.33)         (1.45)
           2001                     13.74         (0.06)         (2.66)         (2.72)
           2000                     11.73          0.08           2.04           2.12
           1999                     13.17         (0.15)          0.94           0.79
LIFE VISION AGGRESSIVE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                    $ 9.57        $ 0.03         $(1.02)        $(0.99)
           2002                     10.31          0.02          (0.74)         (0.72)
           2001                     11.61          0.11           0.23           0.34
           2000                     11.31          0.05           0.74           0.79
           1999(4)                  11.32          0.02           1.13           1.15
  For the year ended November 30:
           1998                     10.65          0.03           0.67           0.70
B Shares
           2003(5)                 $ 7.23        $(0.01)        $ 1.31         $ 1.30
LIFE VISION CONSERVATIVE FUND (B) (C)
B Shares
           2003(5)                 $10.00        $ 0.01         $ 0.42         $ 0.43



                                DIVIDENDS                      TOTAL
                                FROM NET   DISTRIBUTIONS     DIVIDENDS
                               INVESTMENT  FROM REALIZED        AND
                                 INCOME    CAPITAL GAINS   DISTRIBUTIONS
                               ----------  -------------   -------------
INFORMATION AND TECHNOLOGY FUND
Trust Shares
           2003(1)                 $   --      $   --         $   --
           2002                        --          --             --
           2001                        --          --             --
           2000(2)                     --          --             --
Flex Shares
           2003(1)                 $   --      $   --         $   --
           2002                        --          --             --
           2001                        --          --             --
           2000(3)                     --          --             --
INTERNATIONAL EQUITY FUND
Trust Shares
           2003                    $(0.06)     $   --         $(0.06)
           2002                        --          --             --
           2001                     (0.04)      (1.11)         (1.15)
           2000                     (0.07)      (1.66)         (1.73)
           1999                     (0.05)      (0.84)         (0.89)
Investor Shares
           2003                    $(0.03)     $   --         $(0.03)
           2002                        --          --             --
           2001                        --       (1.11)         (1.11)
           2000                     (0.02)      (1.66)         (1.68)
           1999                        --       (0.84)         (0.84)
Flex Shares
           2003                    $   --      $   --         $   --
           2002                        --          --             --
           2001                        --       (1.11)         (1.11)
           2000                        --       (1.66)         (1.66)
           1999                        --       (0.84)         (0.84)
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2003 (1)                $(0.04)     $   --         $(0.04)
           2002                     (0.03)         --          (0.03)
           2001                     (0.07)      (0.09)         (0.16)
           2000                     (0.03)      (0.11)         (0.14)
           1999                     (0.24)      (2.19)         (2.43)
Investor Shares
           2003 (1)                $(0.01)     $   --         $(0.01)
           2002                     (0.01)         --          (0.01)
           2001                        --       (0.09)         (0.09)
           2000                        --       (0.11)         (0.11)
           1999                     (0.18)      (2.19)         (2.37)
Flex Shares
           2003 (1)                $   --      $   --         $   --
           2002                        --          --             --
           2001                        --       (0.09)         (0.09)
           2000                        --       (0.11)         (0.11)
           1999                     (0.04)      (2.19)         (2.23)
LIFE VISION AGGRESSIVE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                    $(0.03)     $   --         $(0.03)
           2002                     (0.02)         --          (0.02)
           2001                     (0.12)      (1.52)         (1.64)
           2000                     (0.05)      (0.44)         (0.49)
           1999(4)                  (0.01)      (1.15)         (1.16)
  For the year ended November 30:
           1998                     (0.03)          --         (0.03)
B Shares
           2003(5)                 $   --*     $    --        $   --*
LIFE VISION CONSERVATIVE FUND (B) (C)
B Shares
           2003(5)                 $   --      $    --        $   --

 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 *  Amount represents less than $0.01 per share.
(1) Per share data calculated using average shares outstanding method.
(2) Trust Shares were offered beginning on September 30, 1999. All ratios for the period have been annualized.
(3) Flex Shares were offered beginning on January 24, 2000. All ratios for the period have been annualized.
(4) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(5) B Shares were offered beginning on March 11, 2003. All ratios for the period have been annualized.

------------------------------------------------------------------------------------------------------------------------------------


                                  NET ASSET                  NET ASSETS,         RATIO OF
                                 VALUE, END       TOTAL       END OF         NET EXPENSES TO
                                 OF PERIOD       RETURN+    PERIOD (000)    AVERAGE NET ASSETS
                                 ----------      -------    ------------    ------------------
INFORMATION AND TECHNOLOGY FUND
Trust Shares
           2003(1)                 $ 6.07        (24.69)%     $ 11,789              1.25%
           2002                      8.06        (39.58)        32,068              1.19
           2001                     13.34        (15.94)        87,045              1.20
           2000(2)                  15.87         58.70        106,425              1.20
Flex Shares
           2003(1)                 $ 5.86        (25.45)%     $  6,485              2.25%
           2002                      7.86        (40.23)        10,851              2.25
           2001                     13.15        (16.82)        22,104              2.25
           2000(3)                  15.81        (13.13)        20,201              2.25
INTERNATIONAL EQUITY FUND
Trust Shares
           2003                    $ 8.00        (13.40)%     $191,041              1.46%
           2002                      9.31         (8.64)       252,991              1.48
           2001                     10.19        (10.79)       208,120              1.45
           2000                     12.56         10.58        299,100              1.48
           1999                     12.97         (7.43)       573,255              1.47
Investor Shares
           2003                    $ 7.92        (13.70)%     $  6,408              1.83%
           2002                      9.21         (8.90)         5,272              1.83
           2001                     10.11        (11.13)         7,517              1.79
           2000                     12.47         10.15         10,462              1.83
           1999                     12.89         (7.82)        14,145              1.83
Flex Shares
           2003                    $ 7.50        (14.29)%     $  5,678              2.53%
           2002                      8.75         (9.61)         6,567              2.53
           2001                      9.68        (11.71)         7,765              2.48
           2000                     12.06          9.38         10,891              2.53
           1999                     12.58         (8.48)        17,103              2.53
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2003 (1)                $ 8.39        (13.63)%     $248,770              1.03%
           2002                      9.76        (12.43)       287,944              1.04
           2001                     11.18        (18.90)       236,862              1.06
           2000                     13.97         19.36        340,853              1.07
           1999                     11.82          7.87         74,616              1.07
Investor Shares
           2003 (1)                $ 8.28        (14.03)%     $  9,877              1.49%
           2002                      9.64        (12.65)         3,222              1.49
           2001                     11.05        (19.31)         3,451              1.46
           2000                     13.80         18.86          4,563              1.47
           1999                     11.70          7.33          4,909              1.47
Flex Shares
           2003 (1)                $ 8.10        (14.56)%     $  3,093              2.14%
           2002                      9.48        (13.27)         3,505              2.14
           2001                     10.93        (19.84)         4,731              2.10
           2000                     13.74         18.04          5,853              2.12
           1999                     11.73          6.68          1,465              2.12
LIFE VISION AGGRESSIVE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                    $ 8.55        (10.36)%     $ 28,681              0.25%
           2002                      9.57         (6.96)        34,398              0.25
           2001                     10.31          3.07         23,936              0.25
           2000                     11.61          7.25         18,412              0.25
           1999(4)                  11.31         10.99         18,699              0.27
  For the year ended November 30:
           1998                     11.32          6.53         16,230              0.25
B Shares
           2003(5)                 $ 8.53         18.03%      $  1,052              0.89%
LIFE VISION CONSERVATIVE FUND (B) (C)
B Shares
           2003(5)                 $10.43          4.30%      $    800              0.92%

                                                                              RATIO OF
                                                      RATIO OF             NET INVESTMENT
                                RATIO OF             EXPENSES TO          INCOME (LOSS) TO
                             NET INVESTMENT        AVERAGE NET ASSETS     AVERAGE NET ASSETS       PORTFOLIO
                            INCOME (LOSS) TO       (EXCLUDING WAIVERS     (EXCLUDING WAIVERS       TURNOVER
                            AVERAGE NET ASSETS    AND REIMBURSEMENTS)    AND REIMBURSEMENTS)         RATE
                            ------------------    -------------------    -------------------       ---------
INFORMATION AND TECHNOLOGY FUND
Trust Shares
           2003(1)                  (0.72)%             1.25%                   (0.72)%              1,259%
           2002                     (0.92)              1.19                    (0.92)               1,102
           2001                     (0.45)              1.21                    (0.46)                 750
           2000(2)                  (0.54)              1.34                    (0.68)                 250
Flex Shares
           2003(1)                  (1.68)%             3.00%                   (2.43)%              1,259%
           2002                     (1.99)              2.57                    (2.31)               1,102
           2001                     (1.50)              2.45                    (1.70)                 750
           2000(3)                  (1.65)              2.40                    (1.80)                 250
INTERNATIONAL EQUITY FUND
Trust Shares
           2003                      0.83%              1.46%                    0.83%                  89%
           2002                      0.48               1.48                     0.48                  102
           2001                      0.50               1.45                     0.50                   68
           2000                      0.59               1.48                     0.59                  179
           1999                      0.68               1.52                     0.63                  161
Investor Shares
           2003                      0.59%              2.22%                    0.20%                  89%
           2002                     (0.21)              2.08                    (0.46)                 102
           2001                      0.18               1.97                       --                   68
           2000                      0.33               1.95                     0.21                  179
           1999                      0.30               1.93                     0.20                  161
Flex Shares
           2003                     (0.17)%             3.03%                   (0.67)%                 89%
           2002                     (0.73)              2.93                    (1.13)                 102
           2001                     (0.51)              2.57                    (0.60)                  68
           2000                     (0.38)              2.74                    (0.59)                 179
           1999                     (0.40)              2.82                    (0.69)                 161
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2003 (1)                  1.26%              1.12%                    1.17%                  25%
           2002                      0.63               1.12                     0.55                   35
           2001                      0.40               1.09                     0.37                   13
           2000                      0.83               1.18                     0.72                    9
           1999                      0.69               1.17                     0.59                   32
Investor Shares
           2003 (1)                  1.33%              1.87%                    0.95%                  25%
           2002                     (0.12)              1.90                    (0.53)                  35
           2001                      0.05               1.83                    (0.32)                  13
           2000                      0.07               1.79                    (0.25)                   9
           1999                      0.25               1.71                     0.01                   32
Flex Shares
           2003 (1)                  0.18%              2.82%                   (0.50)%                 25%
           2002                     (0.68)              2.62                    (1.16)                  35
           2001                     (0.61)              2.15                    (0.66)                  13
           2000                     (0.36)              2.61                    (0.85)                   9
           1999                     (0.30)              2.92                    (1.10)                  32
LIFE VISION AGGRESSIVE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                      0.33%              0.40%                    0.18%                  50%
           2002                      0.17               0.41                     0.01                  101
           2001                      1.05               0.43                     0.87                  202
           2000                      0.48               0.44                     0.29                  183
           1999(4)                   0.28               0.63                    (0.08)                  33
  For the year ended November 30:
           1998                      0.23               0.66                    (0.18)                  75
B Shares
           2003(5)                  (0.86)%             1.36%                   (1.33)%                50%
LIFE VISION CONSERVATIVE FUND (B) (C)
B Shares
           2003(5)                   0.85%              1.39%                    0.38%                160%

(A) On May 24, 1999, the CrestFund Life Vision Maximum Growth Portfolio exchanged all of its assets and certain liabilities for shares of the Life Vision Aggressive Growth Fund. The CrestFund Life Vision Maximum Growth Portfolio is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
(B) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STIClassic Funds. The expense ratios do not include such expenses.
(C) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.
Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS

                                 NET ASSET                 NET REALIZED AND
                                   VALUE,         NET      UNREALIZED GAINS      TOTAL
                                 BEGINNING    INVESTMENT       (LOSSES)          FROM
                                 OF PERIOD   INCOME (LOSS)  ON INVESTMENTS    OPERATIONS
                                 ---------   ------------- ----------------   ----------
LIFE VISION GROWTH AND INCOME FUND (A) (B) (C)
Trust Shares
           2003                    $ 9.98        $ 0.13         $(0.65)        $(0.52)
           2002                     10.42          0.12          (0.43)         (0.31)
           2001                     10.50          0.24           0.40           0.64
           2000                     10.33          0.07           0.52           0.59
           1999(1)                  11.06          0.08           0.69           0.77
  For the year ended November 30:
           1998                     10.51          0.18           0.56           0.74
B Shares
           2003(2)                 $ 8.10        $ 0.02         $ 1.24         $ 1.26
LIFE VISION MODERATE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                    $ 9.40        $ 0.16         $(0.38)        $(0.22)
           2002                      9.73          0.17          (0.32)         (0.15)
           2001                     10.61          0.32           0.20           0.52
           2000                     10.80          0.33           0.13           0.46
           1999(1)                  11.01          0.11           0.56           0.67
  For the year ended November 30:
           1998                     10.46          0.24           0.58           0.82
B Shares
           2003(2)                 $ 8.05        $ 0.03         $ 0.95         $ 0.98
MID-CAP EQUITY FUND
Trust Shares
           2003(6)                 $ 9.79        $(0.03)        $(1.02)*       $(1.05)*
           2002                     10.95          0.01          (1.17)         (1.16)
           2001                     14.10         (0.03)         (0.61)         (0.64)
           2000                     12.68         (0.04)          2.32           2.28
           1999                     13.79          0.01           0.07           0.08
Investor Shares
           2003(6)                 $ 9.47        $(0.05)        $(1.00)        $(1.05)
           2002                     10.64         (0.03)         (1.14)         (1.17)
           2001                     13.82         (0.05)         (0.62)         (0.67)
           2000                     12.50         (0.19)          2.37           2.18
           1999                     13.67         (0.06)          0.08           0.02
Flex Shares
           2003(6)                 $ 8.97        $(0.10)        $(0.95)        $(1.05)
           2002                     10.14          0.02          (1.19)         (1.17)
           2001                     13.35         (0.07)         (0.63)         (0.70)
           2000                     12.17         (0.22)          2.26           2.04
           1999                     13.42         (0.14)          0.08          (0.06)
MID CAP VALUE EQUITY FUND
Trust Shares
           2003                    $10.95        $ 0.05         $(2.16)        $(2.11)
           2002(3)                  10.00          0.02           0.94           0.96
Flex Shares
           2003                    $10.92        $ 0.01         $(2.16)        $(2.15)
           2002(3)                  10.00         (0.01)          0.93           0.92
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2003(6)                 $17.28        $(0.12)        $(1.72)        $(1.84)
           2002                     18.37            --          (1.02)         (1.02)
           2001                     18.30         (0.18)          1.71           1.53
           2000                     14.55         (0.08)          4.02           3.94
           1999(4)                  10.00         (0.05)          4.62           4.57
Investor Shares
           2003(6)                 $17.12        $(0.17)        $(1.70)        $(1.87)
           2002                     18.26         (0.17)         (0.90)         (1.07)
           2001                     18.27         (0.59)          2.04           1.45
           2000(5)                  16.46         (0.07)          1.88           1.81
Flex Shares
           2003(6)                 $16.62        $(0.26)        $(1.66)        $(1.92)
           2002                     17.85         (0.02)         (1.14)         (1.16)
           2001                     18.00         (0.25)          1.56           1.31
           2000                     14.46         (0.04)          3.77           3.73
           1999(4)                  10.00         (0.19)          4.67           4.48



                                DIVIDENDS                      TOTAL
                                FROM NET   DISTRIBUTIONS     DIVIDENDS
                               INVESTMENT  FROM REALIZED        AND
                                 INCOME    CAPITAL GAINS   DISTRIBUTIONS
                               ----------  -------------   -------------
LIFE VISION GROWTH AND INCOME FUND (A) (B) (C)
Trust Shares
           2003                    $(0.13)     $   --            $(0.13)
           2002                     (0.13)         --             (0.13)
           2001                     (0.25)      (0.47)            (0.72)
           2000                     (0.17)      (0.25)            (0.42)
           1999(1)                  (0.06)      (1.44)            (1.50)
  For the year ended November 30:
           1998                     (0.18)      (0.01)            (0.19)
B Shares
           2003(2)                 $(0.02)     $   --            $(0.02)
LIFE VISION MODERATE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                    $(0.16)     $   --            $(0.16)
           2002                     (0.18)         --             (0.18)
           2001                     (0.34)      (1.06)            (1.40)
           2000                     (0.21)      (0.44)            (0.65)
           1999(1)                  (0.09)      (0.79)            (0.88)
  For the year ended November 30:
           1998                     (0.24)      (0.03)            (0.27)
B Shares
           2003(2)                 $(0.03)     $   --            $(0.03)
MID-CAP EQUITY FUND
Trust Shares
           2003(6)                 $   --      $   --            $   --
           2002                        --          --                --
           2001                        --       (2.51)            (2.51)
           2000                        --       (0.86)            (0.86)
           1999                        --       (1.19)            (1.19)
Investor Shares
           2003(6)                 $   --      $   --            $   --
           2002                        --          --                --
           2001                        --       (2.51)            (2.51)
           2000                        --       (0.86)            (0.86)
           1999                        --       (1.19)            (1.19)
Flex Shares
           2003(6)                 $   --      $   --            $   --
           2002                        --          --                --
           2001                        --       (2.51)            (2.51)
           2000                        --       (0.86)            (0.86)
           1999                        --       (1.19)            (1.19)
MID CAP VALUE EQUITY FUND
Trust Shares
           2003                    $(0.04)     $(0.18)           $(0.22)
           2002(3)                  (0.01)         --             (0.01)
Flex Shares
           2003                    $(0.01)     $(0.18)           $(0.19)
           2002(3)                     --          --                --
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2003(6)                 $   --      $(0.25)           $(0.25)
           2002                        --       (0.07)            (0.07)
           2001                        --       (1.46)            (1.46)
           2000                        --       (0.19)            (0.19)
           1999(4)                     --       (0.02)            (0.02)
Investor Shares
           2003(6)                 $   --      $(0.25)           $(0.25)
           2002                        --       (0.07)            (0.07)
           2001                        --       (1.46)            (1.46)
           2000(5)                     --          --                --
Flex Shares
           2003(6)                 $   --      $(0.25)           $(0.25)
           2002                        --       (0.07)            (0.07)
           2001                        --       (1.46)            (1.46)
           2000                        --       (0.19)            (0.19)
           1999(4)                     --       (0.02)            (0.02)


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 *  Includes redemption fees of $0.01.
(1) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(2) B Shares were offered beginning on March 11, 2003. All ratios for the period have been annualized.
(3) Commenced operations on November 30, 2001. All ratios for the period have been annualized.
(4) Shares were offered beginning on October 8, 1998. All ratios for the period have been annualized.
(5) Investor Shares were offered beginning on December 12, 1999. All ratios for the period have been annualized.
(6) Per share data calculated using average shares outstanding method.

------------------------------------------------------------------------------------------------------------------------------------


                                  NET ASSET                  NET ASSETS,         RATIO OF
                                 VALUE, END       TOTAL       END OF         NET EXPENSES TO
                                 OF PERIOD       RETURN+    PERIOD (000)    AVERAGE NET ASSETS
                                 ----------      -------    ------------    ------------------
LIFE VISION GROWTH AND INCOME FUND (A) (B) (C)
Trust Shares
           2003                    $ 9.33         (5.16)%     $ 59,449             0.25%
           2002                      9.98         (2.97)        77,395             0.25
           2001                     10.42          6.31         37,550             0.25
           2000                     10.50          5.81         30,473             0.25
           1999(1)                  10.33          7.75         21,950             0.27
  For the year ended November 30:
           1998                     11.06          7.12         19,042             0.25
B Shares
           2003(2)                 $ 9.34         15.57%      $  2,017             0.90%
LIFE VISION MODERATE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                    $ 9.02         (2.21)%     $ 93,722             0.25%
           2002                      9.40         (1.52)        88,592             0.25
           2001                      9.73          5.28         73,429             0.25
           2000                     10.61          4.46         69,622             0.25
           1999(1)                  10.80          6.35         88,188             0.27
  For the year ended November 30:
           1998                     11.01          7.90         93,211             0.25
B Shares
           2003(2)                 $ 9.00         12.22%      $  2,691             0.91%
MID-CAP EQUITY FUND
Trust Shares
           2003(6)                 $ 8.74        (10.73)%     $118,092             1.22%
           2002                      9.79        (10.59)       171,813             1.22
           2001                     10.95         (6.92)       156,111             1.21
           2000                     14.10         19.10        206,545             1.17
           1999                     12.68          1.61        254,055             1.17
Investor Shares
           2003(6)                 $ 8.42        (11.09)%     $ 12,137             1.68%
           2002                      9.47        (11.00)        10,766             1.68
           2001                     10.64         (7.34)        12,316             1.66
           2000                     13.82         18.55         14,513             1.62
           1999                     12.50          1.17         19,230             1.62
Flex Shares
           2003(6)                 $ 7.92        (11.71)%     $ 12,013             2.28%
           2002                      8.97        (11.54)        13,937             2.28
           2001                     10.14         (7.88)        12,910             2.26
           2000                     13.35         17.87         14,588             2.22
           1999                     12.17          0.56         15,804             2.22
MID CAP VALUE EQUITY FUND
Trust Shares
           2003                    $ 8.62        (19.05)%     $ 99,854             1.25%
           2002(3)                  10.95          9.65        174,859             1.27
Flex Shares
           2003                    $ 8.58        (19.58)%     $  5,744             1.90%
           2002(3)                  10.92          9.24          5,465             1.89
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2003(6)                 $15.19        (10.50)%     $567,714             1.24%
           2002                     17.28         (5.55)       593,211             1.25
           2001                     18.37          8.33        508,857             1.24
           2000                     18.30         27.24        431,478             1.20
           1999(4)                  14.55         45.70        152,290             1.20
Investor Shares
           2003(6)                 $15.00        (10.77)%     $ 21,887             1.61%
           2002                     17.12         (5.86)        24,978             1.61
           2001                     18.26          7.89         28,933             1.60
           2000(5)                  18.27         11.00         39,865             1.55
Flex Shares
           2003(6)                 $14.45        (11.40)%     $ 25,601             2.31%
           2002                     16.62         (6.50)        29,457             2.31
           2001                     17.85          7.19         26,941             2.29
           2000                     18.00         25.95         23,228             2.25
           1999(4)                  14.46         44.78          6,158             2.25



                                                      RATIO OF             NET INVESTMENT
                                RATIO OF             EXPENSES TO          INCOME (LOSS) TO
                             NET INVESTMENT        AVERAGE NET ASSETS     AVERAGE NET ASSETS       PORTFOLIO
                            INCOME (LOSS) TO       (EXCLUDING WAIVERS     (EXCLUDING WAIVERS       TURNOVER
                            AVERAGE NET ASSETS    AND REIMBURSEMENTS)    AND REIMBURSEMENTS)         RATE
                            ------------------    -------------------    -------------------       ---------
LIFE VISION GROWTH AND INCOME FUND (A) (B) (C)
Trust Shares
           2003                    1.46%                 0.37%                  1.34%                 139%
           2002                    1.25                  0.39                   1.11                  166
           2001                    2.41                  0.39                   2.27                  286
           2000                    1.77                  0.42                   1.60                  189
           1999(1)                 1.38                  0.60                   1.05                   40
  For the year ended November 30:
           1998                    1.68                  0.59                   1.34                   57
B Shares
           2003(2)                 0.39%                 1.34%                 (0.05)%                139%
LIFE VISION MODERATE GROWTH FUND (A) (B) (C)
Trust Shares
           2003                    1.87%                 0.36%                  1.76%                 101%
           2002                    1.81                  0.36                   1.70                  202
           2001                    3.04                  0.37                   2.92                  247
           2000                    2.19                  0.37                   2.07                  151
           1999(1)                 1.90                  0.42                   1.75                   48
  For the year ended November 30:
           1998                    2.21                  0.42                   2.04                   52
B Shares
           2003(2)                 0.93%                 1.34%                  0.50%                 101%
MID-CAP EQUITY FUND
Trust Shares
           2003(6)                 (0.31)%               1.25%                 (0.34)%                144%
           2002                    (0.18)                1.24                  (0.20)                  87
           2001                    (0.24)                1.25                  (0.28)                 100
           2000                       --                 1.25                  (0.08)                 131
           1999                    (0.47)                1.28                  (0.58)                  76
Investor Shares
           2003(6)                 (0.68)%               1.92%                 (0.92)%                144%
           2002                    (0.63)                1.89                  (0.84)                  87
           2001                    (0.69)                1.86                  (0.89)                 100
           2000                    (0.43)                1.81                  (0.62)                 131
           1999                    (0.90)                1.76                  (1.04)                  76
Flex Shares
           2003(6)                 (1.33)%               2.60%                 (1.65)%                144%
           2002                    (1.23)                2.50                  (1.45)                  87
           2001                    (1.29)                2.46                  (1.49)                 100
           2000                    (1.05)                2.44                  (1.27)                 131
           1999                    (1.52)                2.48                  (1.78)                  76
MID CAP VALUE EQUITY FUND
Trust Shares
           2003                     0.63%                1.35%                  0.53%                  71%
           2002(3)                  0.29                 1.37                   0.19                   30
Flex Shares
           2003                     0.03%                2.85%                 (0.92)%                 71%
           2002(3)                 (0.31)                2.72                  (1.14)                  30
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2003(6)                 (0.87)%               1.24%                 (0.87)%                 96%
           2002                    (1.01)                1.25                  (1.01)                 100
           2001                    (0.95)                1.25                  (0.96)                 112
           2000                    (0.86)                1.23                  (0.89)                 110
           1999(4)                 (0.48)                1.49                  (0.77)                  75
Investor Shares
           2003(6)                 (1.23)%               1.93%                 (1.55)%                 96%
           2002                    (1.37)                1.88                  (1.64)                 100
           2001                    (1.33)                1.87                  (1.60)                 112
           2000(5)                 (1.26)                1.79                  (1.50)                 110
Flex Shares
           2003(6)                 (1.93)%               2.46%                 (2.08)%                 96%
           2002                    (2.07)                2.41                  (2.17)                 100
           2001                    (2.01)                2.39                  (2.11)                 112
           2000                    (1.92)                2.42                  (2.09)                 110
           1999(4)                 (1.50)                3.19                  (2.44)                  75


(A) On May 24, 1999, the CrestFund Life Vision Growth and Income and CrestFund Life Vision Balanced Portfolios exchanged all of their assets and certain liabilities for shares of the Life Vision Growth and Income and Life Vision Moderate Growth Funds, respectively. The CrestFund Life Vision Growth and Income, and CrestFund Life Vision Balanced Portfolios are the accounting survivors in these transactions, and as a result, their basis of accounting for assets and liabilities and their operating results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
(B) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STIClassic Funds. The expense ratios do not include such expenses.
(C) Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest.
Amounts designated as "--" are either $0 or have been rounded to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE YEARS ENDED MAY 31, (UNLESS OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS


                                 NET ASSET                 NET REALIZED AND
                                   VALUE,         NET      UNREALIZED GAINS      TOTAL
                                 BEGINNING    INVESTMENT       (LOSSES)          FROM
                                 OF PERIOD   INCOME (LOSS)  ON INVESTMENTS    OPERATIONS
                                 ---------   ------------- ----------------   ----------
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2003                    $14.54        $ 0.08         $(0.82)         $(0.74)
           2002                     12.21          0.08           2.35            2.43
           2001                      9.13          0.17           3.07            3.24
           2000                      9.70          0.13          (0.59)          (0.46)
           1999                     12.88          0.13          (2.57)          (2.44)
Flex Shares
           2003                    $14.43        $(0.04)        $(0.84)         $(0.88)
           2002                     12.15            --           2.29            2.29
           2001                      9.10          0.07           3.04            3.11
           2000                      9.65            --          (0.54)          (0.54)
           1999                     12.80          0.01          (2.53)          (2.52)
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2003(5)                 $23.25        $   --         $(2.47)         $(2.47)
           2002                     26.74         (0.02)         (3.47)          (3.49)
           2001                     33.10         (0.03)         (6.33)          (6.36)
           2000                     29.96          0.02           3.12            3.14
           1999(1)                  25.61          0.02           4.34            4.36
Flex Shares
           2003(5)                 $22.45        $(0.20)        $(2.40)         $(2.60)
           2002                     26.10         (0.41)         (3.24)          (3.65)
           2001                     32.65         (0.36)         (6.19)          (6.55)
           2000                     29.85         (0.16)          2.96            2.80
           1999(2)                  25.52         (0.04)          4.37            4.33
VALUE INCOME STOCK FUND
Trust Shares
           2003                    $11.05        $ 0.15         $(1.33)         $(1.18)
           2002                     11.61          0.12          (0.56)          (0.44)
           2001                     10.38          0.19           1.24            1.43
           2000                     12.85          0.23          (1.49)          (1.26)
           1999                     13.90          0.24           1.02            1.26
Investor Shares
           2003                    $11.01        $ 0.12         $(1.32)         $(1.20)
           2002                     11.58          0.08          (0.56)          (0.48)
           2001                     10.35          0.14           1.25            1.39
           2000                     12.81          0.19          (1.48)          (1.29)
           1999                     13.87          0.19           1.02            1.21
Flex Shares
           2003                    $10.90        $ 0.05         $(1.31)         $(1.26)
           2002                     11.46            --          (0.55)          (0.55)
           2001                     10.24          0.04           1.26            1.30
           2000                     12.68          0.08          (1.44)          (1.36)
           1999                     13.75          0.10           1.01            1.11
VANTAGE FUND
Trust Shares
           2003                    $ 9.65        $(0.12)        $(1.08)         $(1.20)
           2002(3)                  10.00         (0.03)         (0.32)          (0.35)
Flex Shares
           2003                    $ 9.64        $(0.11)        $(1.14)         $(1.25)
           2002(4)                  10.49         (0.02)         (0.83)          (0.85)


                                DIVIDENDS                      TOTAL
                                FROM NET   DISTRIBUTIONS     DIVIDENDS
                               INVESTMENT  FROM REALIZED        AND
                                 INCOME    CAPITAL GAINS   DISTRIBUTIONS
                               ----------  -------------   -------------
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2003                  $(0.07)       $   --          $(0.07)
           2002                   (0.10)           --           (0.10)
           2001                   (0.16)           --           (0.16)
           2000                   (0.11)           --           (0.11)
           1999                   (0.13)        (0.61)          (0.74)
Flex Shares
           2003                  $   --        $   --          $   --
           2002                   (0.01)           --           (0.01)
           2001                   (0.06)           --           (0.06)
           2000                   (0.01)           --           (0.01)
           1999                   (0.02)        (0.61)          (0.63)
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2003(5)               $   --        $   --          $   --
           2002                      --            --              --
           2001                      --            --              --
           2000                      --            --              --
           1999(1)                (0.01)           --           (0.01)
Flex Shares
           2003(5)               $   --        $   --          $   --
           2002                      --            --              --
           2001                      --            --              --
           2000                      --            --              --
           1999(2)                   --            --              --
VALUE INCOME STOCK FUND
Trust Shares
           2003                  $(0.14)       $   --          $(0.14)
           2002                   (0.12)           --           (0.12)
           2001                   (0.20)           --           (0.20)
           2000                   (0.22)        (0.99)          (1.21)
           1999                   (0.24)        (2.07)          (2.31)
Investor Shares
           2003                  $(0.11)       $   --          $(0.11)
           2002                   (0.09)           --           (0.09)
           2001                   (0.16)           --           (0.16)
           2000                   (0.18)        (0.99)          (1.17)
           1999                   (0.20)        (2.07)          (2.27)
Flex Shares
           2003                  $(0.04)       $   --          $(0.04)
           2002                   (0.01)           --           (0.01)
           2001                   (0.08)           --           (0.08)
           2000                   (0.09)        (0.99)          (1.08)
           1999                   (0.11)        (2.07)          (2.18)
VANTAGE FUND
Trust Shares
           2003                  $   --        $   --          $   --
           2002(3)                   --            --              --
Flex Shares
           2003                  $   --        $   --          $   --
           2002(4)                   --            --              --

 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 *  Includes dividends on securities sold short.
(1) Trust Shares were offered beginning on December 11, 1998. All ratios for the period have been annualized.
(2) Flex Shares were offered beginning on December 15, 1998. All ratios for the period have been annualized.
(3) Trust Shares were offered beginning on November 30, 2001. All ratios for the period have been annualized.
(4) Flex Shares were offered beginning on March 11, 2002. All ratios for the period have been annualized.
(5) Per share data calculated using average shares outstanding method.
Amounts designated as "--" are either $0 or have been rounded to $0.

------------------------------------------------------------------------------------------------------------------------------------


                                  NET ASSET                  NET ASSETS,         RATIO OF
                                 VALUE, END       TOTAL       END OF         NET EXPENSES TO
                                 OF PERIOD       RETURN+    PERIOD (000)    AVERAGE NET ASSETS
                                 ----------      -------    ------------    ------------------
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2003                    $13.73         (5.09)%    $  518,468            1.24%
           2002                     14.54         20.06         614,199            1.25
           2001                     12.21         35.90         401,900            1.25
           2000                      9.13         (4.72)        212,074            1.22
           1999                      9.70        (18.72)        301,984            1.22
Flex Shares
           2003                    $13.55         (6.10)%    $   34,064            2.31%
           2002                     14.43         18.92          32,708            2.31
           2001                     12.15         34.30          11,167            2.30
           2000                      9.10         (5.65)          8,596            2.27
           1999                      9.65        (19.52)         19,465            2.27
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2003(5)                 $20.78        (10.62)%    $  198,429            1.24%
           2002                     23.25        (13.05)        244,707            1.24
           2001                     26.74        (19.21)        460,311            1.24
           2000                     33.10         10.48         710,179            1.20
           1999(1)                  29.96         17.04         223,543            1.20
Flex Shares
           2003(5)                 $19.85        (11.58)%    $  110,085            2.31%
           2002                     22.45        (13.98)        167,973            2.31
           2001                     26.10        (20.06)        233,496            2.30
           2000                     32.65          9.38         290,595            2.25
           1999(2)                  29.85         16.97          75,875            2.25
VALUE INCOME STOCK FUND
Trust Shares
           2003                    $ 9.73        (10.54)%    $  681,899            0.89%
           2002                     11.05         (3.68)        686,014            0.90
           2001                     11.61         14.09         704,842            0.90
           2000                     10.38        (10.52)        921,797            0.89
           1999                     12.85         11.13       1,589,951            0.92
Investor Shares
           2003                    $ 9.70        (10.85)%    $   65,294            1.28%
           2002                     11.01         (4.14)         75,697            1.28
           2001                     11.58         13.63          85,584            1.28
           2000                     10.35        (10.83)        104,178            1.28
           1999                     12.81         10.71         194,312            1.28
Flex Shares
           2003                    $ 9.60        (11.56)%    $   49,007            2.02%
           2002                     10.90         (4.82)         59,392            2.02
           2001                     11.46         12.85          65,895            2.01
           2000                     10.24        (11.50)         84,563            2.02
           1999                     12.68          9.91         167,000            2.02
VANTAGE FUND
Trust Shares
           2003                    $ 8.45        (12.44)%    $    4,195            2.15%*
           2002(3)                   9.65         (3.50)          8,816            2.03*
Flex Shares
           2003                    $ 8.39        (12.97)%    $      899            2.88%*
           2002(4)                   9.64         (8.10)            860            2.73*


                                                                              RATIO OF
                                                      RATIO OF             NET INVESTMENT
                                RATIO OF             EXPENSES TO          INCOME (LOSS) TO
                             NET INVESTMENT        AVERAGE NET ASSETS     AVERAGE NET ASSETS       PORTFOLIO
                            INCOME (LOSS) TO       (EXCLUDING WAIVERS     (EXCLUDING WAIVERS       TURNOVER
                            AVERAGE NET ASSETS    AND REIMBURSEMENTS)    AND REIMBURSEMENTS)         RATE
                            ------------------    -------------------    -------------------       ---------
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2003                     0.64%                1.24%                   0.64%                 29%
           2002                     0.67                 1.25                    0.67                  29
           2001                     1.72                 1.25                    1.72                  86
           2000                     1.31                 1.25                    1.28                  65
           1999                     1.27                 1.27                    1.22                  63
Flex Shares
           2003                    (0.40)%               2.50%                  (0.59)%                29%
           2002                    (0.38)                2.52                   (0.59)                 29
           2001                     0.63                 2.66                    0.27                  86
           2000                     0.21                 2.56                   (0.08)                 65
           1999                     0.21                 2.55                   (0.07)                 63
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2003(5)                 (0.01)%               1.24%                  (0.01)%                58%
           2002                    (0.10)                1.24                   (0.10)                 69
           2001                    (0.10)                1.25                   (0.11)                103
           2000                     0.13                 1.26                    0.07                  30
           1999(1)                  0.21                 1.34                    0.07                  18
Flex Shares
           2003(5)                 (1.07)%               2.40%                  (1.16)%                58%
           2002                    (1.16)                2.36                   (1.21)                 69
           2001                    (1.15)                2.34                   (1.19)                103
           2000                    (0.91)                2.35                   (1.01)                 30
           1999(2)                 (0.80)                2.48                   (1.03)                 18
VALUE INCOME STOCK FUND
Trust Shares
           2003                     1.68%                0.89%                   1.68%                 46%
           2002                     1.13                 0.90                    1.13                  60
           2001                     1.70                 0.90                    1.70                  77
           2000                     2.02                 0.89                    2.02                  62
           1999                     1.91                 0.92                    1.91                  69
Investor Shares
           2003                     1.29%                1.32%                   1.25%                 46%
           2002                     0.74                 1.31                    0.71                  60
           2001                     1.31                 1.31                    1.28                  77
           2000                     1.64                 1.28                    1.64                  62
           1999                     1.55                 1.28                    1.55                  69
Flex Shares
           2003                     0.55%                2.10%                   0.47%                 46%
           2002                       --                 2.05                   (0.03)                 60
           2001                     0.59                 2.05                    0.55                  77
           2000                     0.91                 2.03                    0.90                  62
           1999                     0.81                 2.03                    0.80                  69
VANTAGE FUND
Trust Shares
           2003                    (0.68)%               2.25%*                 (0.78)%             3,249%
           2002(3)                 (0.78)                2.13*                  (0.88)              1,063
Flex Shares
           2003                    (1.22)%               4.53%*                 (2.87)%             3,249%
           2002(4)                 (1.44)                3.32*                  (2.03)              1,063



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 41 funds as of May 31, 2003. The financial  statements  presented  herein  are those of the  Balanced  Fund,  the
Capital Appreciation Fund, the Growth and Income Fund, the Information and Technology Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Mid-Cap Equity Fund, the Mid Cap Value Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund, the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund and the Vantage Fund (each a "Fund" and collectively the "Funds"). The financial statements of the remaining funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

     SECURITY VALUATION -- Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for equity securities traded on NASDAQ), including equity securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if an equity security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investments and investments sold short that are traded on a national securities exchange or national market system are valued at (1) market value based upon the last reported sale as of the last day of the accounting period, or (2) if there are no reported sales, the last bid price for long positions and ask price for short positions. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with, procedures adopted by the Board of Trustees. The assets of the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund consist of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period.
     Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

     REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

--------------------------------------------------------------------------------


     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated each business day, by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Balanced, Capital Appreciation, Growth and Income, International Equity, International Equity Index, Mid-Cap Equity, Small Cap Growth Stock, and Value Income Stock Funds is equal to the net asset value per share plus a sales load of 3.75%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     A CDSC is imposed on certain redemptions of the B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of B Shares until the redemption of such shares.

             YEARS AFTER   CONTINGENT DEFERRED
              PURCHASE        SALES CHARGE
             -----------      ------------
              0 to 1 Year          5%
              1 to 2 Years         4%
              2 to 3 Years         4%
              3 to 4 Years         3%
              4 to 5 Years         2%
              5 Years +            0%

     The Funds may charge a redemption fee up to 2% of redemption proceeds, which will automatically be paid to the Fund.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (i) market value of investment securities, assets and liabilities at the current rate of exchange; and
         (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     TBA PURCHASE COMMITMENTS -- The Balanced Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     ILLIQUID SECURITIES -- Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

     RESTRICTED SECURITIES -- Certain of the Funds' investments are restricted as to resale. The table below shows the number of shares held, the acquisition date, cost, market value, value per share of such securities and percentage of net assets which the securities comprise as of May 31, 2003 in the Small Cap Growth Stock Fund:

                                                      MARKET
                                                       VALUE
                  NUMBER    ACQUISITION                AS OF       VALUE       % OF
                 OF SHARES     DATE         COST      5/31/03    PER SHARE   NET ASSETS
                 ---------  -----------    ------    ---------   ---------   ----------
     Dot Hill
        Systems   900,0000   03/04/03    $3,375,000  $9,124,200    $10.14       1.48%

     SHORT SALES -- As consistent with the Funds' investment objectives, the Funds may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Funds own at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

     Uncovered short sales are transactions under which the Funds sell a security they do not own. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender amounts equal to any dividends or interest that accrue during the period of

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


     the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon the determination of a short sale.

     Until the Funds close their short position or replace the borrowed security, the Funds will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Funds' short positions.

     EXPENSES -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     In addition to the investment advisory and management fees, custodian fees, service fees, administration and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance and other miscellaneous expenses. In addition to the Funds' direct expenses as described above, Fund shareholders of the Life Vision Funds also bear a proportionate share of the underlying Funds' expenses.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders, which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid each calendar quarter by the Equity Funds, except for the International Equity and the International Equity Index Funds. These Funds distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

3. Agreements and Other Transactions with Affiliates:

INVESTMENT ADVISORY AGREEMENT -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements dated May 29, 1992, June 15, 1993, December 20, 1993 and last amended March 10, 2003.

Under terms of the amended agreement, the Funds are charged the following annual fees based upon average daily net assets:

                                                     MAXIMUM
                                                     ANNUAL
                                                  ADVISORY FEE
                                                  ------------
Balanced Fund                                         0.95%
Capital Appreciation Fund                             1.15%
Growth and Income Fund                                0.90%
Information and Technology Fund                       1.10%
International Equity Fund                             1.25%
International Equity Index Fund                       0.90%
Life Vision Aggressive Growth Fund                    0.25%
Life Vision Conservative Fund                         0.25%
Life Vision Growth and Income Fund                    0.25%
Life Vision Moderate Growth Fund                      0.25%
Mid-Cap Equity Fund                                   1.15%
Mid Cap Value Equity Fund                             1.25%
Small Cap Growth Stock Fund                           1.15%
Small Cap Value Equity Fund                           1.15%
Tax Sensitive Growth Stock Fund                       1.15%
Value Income Stock Fund                               0.80%
Vantage Fund                                          1.60%

The Investment Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse Fund expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

ADMINISTRATION AGREEMENT -- The Trust and SEI Investments Global Funds Services (the "Administrator") are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999 under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

DISTRIBUTION AGREEMENT -- The Trust and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated November 21, 1995. The Distributor will receive no fees for its distribution services under the plan for the Trust Shares of any Fund. With respect to the Investor Shares, Flex Shares and B Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares and B

--------------------------------------------------------------------------------


Shares) a Distribution and Service Plan, as outlined in the table below:

                                                         MAXIMUM      MAXIMUM
                                                       FLEX SHARE     B SHARE
                                       MAXIMUM        DISTRIBUTION  DISTRIBUTION
                                     INVESTOR SHARE       AND           AND
                                    DISTRIBUTION FEE  SERVICE FEE   SERVICE FEE
                                    ----------------  ------------  ------------
Balanced Fund                             0.28%           1.00%          --
Capital Appreciation Fund                 0.68%           1.00%          --
Growth and Income Fund                    0.25%           1.00%          --
Information and
 Technology Fund                            --            1.00%          --
International Equity Fund                 0.33%           1.00%          --
International Equity Index Fund           0.38%           1.00%          --
Life Vision Aggressive Growth Fund          --              --         1.00%
Life Vision Conservative Fund               --              --         1.00%
Life Vision Growth and Income Fund          --              --         1.00%
Life Vision Moderate Growth Fund            --              --         1.00%
Mid-Cap Equity Fund                       0.43%           1.00%          --
Mid Cap Value Equity Fund                   --            1.00%          --
Small Cap Growth Stock Fund               0.50%           1.00%          --
Small Cap Value Equity Fund                 --            1.00%          --
Tax Sensitive Growth Stock Fund             --            1.00%          --
Value Income Stock Fund                   0.33%           1.00%          --
Vantage Fund                                --            1.00%          --

The Distributor has voluntarily agreed to waive all or a portion of their fees (and to reimburse Fund expenses) in order to limit operating expenses. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

TRANSFER AGENCY AGREEMENTS -- The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994, as amended April 16, 2003, under which Federated Services Company provides transfer agency services to the Trust.

The Trust and SunTrust Securities Inc. ("STS"), a wholly-owned subsidiary of SunTrust Banks, Inc., are parties to an agreement under which STS provides certain transfer agency account activity processing and servicing. The transfer agency service fees are based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent.

CUSTODIAN AGREEMENTS -- SunTrust Bank, acts as custodian for all the Funds except the International Equity and the International Equity Index Funds (the "International Funds"), which utilizes Brown Brothers Harriman & Co. as custodian. Prior to January 29, 2003, Bank of New York served as custodian for the International Funds. Custodians are paid on the basis of the net assets and transaction costs of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

OTHER -- Certain officers of the Trust are also officers of the Administrator and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust.

For the year ended May 31, 2003 the following Funds paid the Distributor through a reduction in the yield earned by the Funds on those repurchase agreements:

                                                   FEES
                                                 -------
    Balanced Fund                                $ 9,515
    Capital Appreciation Fund                     13,299
    Information and Technology Fund                  650
    Mid-Cap EquityFund                             2,888
    Mid Cap Value Equity Fund                      1,898
    Small Cap Growth Stock Fund                    3,100
    Small Cap Value Equity Fund                    5,267
    Tax Sensitive Growth Stock Fund                3,724
    Value Income Stock Fund                       28,323
    Vantage Fund                                   1,068

4. Investment Transactions:
The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government securities, for the year ended May 31, 2003, were as follows:
                                        PURCHASES     SALES
                                          (000)       (000)
                                        ---------   --------
Balanced Fund                           $187,559    $193,937
Capital Appreciation Fund                858,919     867,241
Growth and Income Fund                   367,732     484,844
Information and Technology Fund          270,774     283,014
International Equity Fund                183,421     192,252
International Equity Index Fund           73,124      62,437
Life Vision Aggressive Growth Fund        13,744      14,915
Life Vision Conservative Fund              1,372         596
Life Vision Growth and Income Fund        88,892      98,839
Life Vision Moderate Growth Fund          97,642      87,193
Mid-Cap Equity Fund                      208,073     228,254
Mid Cap Value Equity Fund                 76,585     109,935
Small Cap Growth Stock Fund              511,661     504,616
Small Cap Value Equity Fund              150,632     163,915
Tax Sensitive Growth Stock Fund          177,343     234,290
Value Income Stock Fund                  413,717     304,606
Vantage Fund*                            130,988     130,041
*Includes short sales and covers of short sales.

The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities from the Balanced Fund during the year ended May 31, 2003 were $90,564,522 and $82,174,931, respectively.

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


5. Capital Share Transactions:

Capital Share Transactions for the Funds were as follows (000):


                                                                    CAPITAL               GROWTH AND           INFORMATION AND
                                            BALANCED FUND       APPRECIATION FUND         INCOME FUND          TECHNOLOGY FUND
                                        --------------------   --------------------  ---------------------  --------------------
                                        06/01/02-  06/01/01-   06/01/02-  06/01/01-  06/01/02-   06/01/01-  06/01/02-  06/01/01-
                                        05/31/03   05/31/02    05/31/03   05/31/02   05/31/03    05/31/02   05/31/03   05/31/02
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
  Trust Shares:
    Shares Issued                           5,631      7,317      23,181     42,503      8,406      10,865        691      1,226
    Shares Issued in Lieu of
       Cash Distributions                     356        769          --        676        201         115         --         --
    Shares Redeemed                        (6,654)    (4,133)    (22,631)   (29,530)   (17,009)    (11,203)    (2,728)    (3,771)
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
    Net Trust Share Transactions             (667)     3,953         550     13,649     (8,402)       (223)    (2,037)    (2,545)
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
  Investor Shares:
    Shares Issued                              94        218       2,305        767      1,049         145         --         --
    Shares Issued in Lieu of
       Cash Distributions                      12         27          --        133         21         367         --         --
    Shares Redeemed                          (151)      (100)     (2,724)    (2,079)      (766)       (515)        --         --
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
    Net Investor Share Transactions           (45)       145        (419)    (1,179)       304          (3)        --         --
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
  Flex Shares:
    Shares Issued                           1,446      2,104       2,333      3,182      1,416       2,906        156        227
    Shares Issued in Lieu of
       Cash Distributions                      52        186          --         83         11          --         --         --
    Shares Redeemed                        (1,982)    (1,277)     (2,752)    (2,123)    (2,212)     (1,215)      (430)      (527)
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
    Net Flex Share Transactions              (484)     1,013        (419)     1,142       (785)      1,691       (274)      (300)
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
  B Shares (2):
    Shares Issued                              --         --          --         --         --          --         --         --
    Shares Issued in Lieu of
       Cash Distributions                      --         --          --         --         --          --         --         --
    Shares Redeemed                            --         --          --         --         --          --         --         --
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
    Net B Share Transactions                   --         --          --         --         --          --         --         --
                                        ---------  ---------   ---------  ---------  ---------   ---------  ---------  ---------
    Net Change in Capital Shares           (1,196)     5,111        (288)    13,612     (8,883)      1,465     (2,311)    (2,845)
                                        =========  =========   =========  =========  =========   =========  =========  =========




                                             LIFE VISION          MID-CAP EQUITY          MID CAP            SMALL CAP GROWTH
                                        MODERATE GROWTH FUND           FUND           VALUE EQUITY FUND         STOCK FUND
                                        --------------------   --------------------  ---------------------  --------------------
                                        06/01/02-  06/01/01-   06/01/02-  06/01/01-  06/01/02-  11/30/01*-  06/01/02-  06/01/01-
                                        05/31/03   05/31/02    05/31/03   05/31/02   05/31/03    05/31/02   05/31/03   05/31/02
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
  Trust Shares:
    Shares Issued                           4,043      3,884      15,332     24,362      5,129      17,613     10,120     11,664
    Shares Issued in Lieu of
       Cash Distributions                     189        157          --         --        162           2        487        104
    Shares Redeemed                        (3,260)    (2,169)    (19,371)   (21,065)    (9,676)     (1,643)    (7,574)    (5,140)
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
    Net Trust Share Transactions              972      1,872      (4,039)     3,297     (4,385)     15,972      3,033      6,628
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
  Investor Shares:
    Shares Issued                              --         --         616        520         --          --        541        368
    Shares Issued in Lieu of
       Cash Distributions                      --         --          --         --         --          --         22          6
    Shares Redeemed                            --         --        (312)      (541)        --          --       (563)      (499)
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
    Net Investor Share Transactions            --         --         304        (21)        --          --         --       (125)
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
  Flex Shares (1):
    Shares Issued                              --         --         468        707        400         518        494        647
    Shares Issued in Lieu of
       Cash Distributions                      --         --          --         --         12          --         32          6
    Shares Redeemed                            --         --        (505)      (427)      (243)        (18)      (527)      (389)
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
    Net Flex Share Transactions                --         --         (37)       280        169         500         (1)       264
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
  B Shares (2):
    Shares Issued                             306         --          --         --         --          --         --         --
    Shares Issued in Lieu of
       Cash Distributions                      --         --          --         --         --          --         --         --
    Shares Redeemed                            (7)        --          --         --         --          --         --         --
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
    Net B Share Transactions                  299         --          --         --         --          --         --         --
                                        ---------  ---------   ---------  ---------  ---------  ----------  ---------  ---------
    Net Change in Capital Shares            1,271      1,872      (3,772)     3,556     (4,216)     16,472      3,032      6,767
                                        =========  =========   =========  =========  =========  ==========  =========  =========

 *  Commencement of Operations.
(1) Flex Shares were offered beginning on March 11, 2002 for the Vantage Fund.
(2) B Shares were offered beginning on March 11, 2003 for the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund
Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                  INTERNATIONAL         LIFE VISION           LIFE VISION
                                           INTERNATIONAL           EQUITY INDEX          AGGRESSIVE           CONSERVATIVE
                                            EQUITY FUND                FUND              GROWTH FUND              FUND
                                        --------------------  --------------------  --------------------  --------------------
                                        06/01/02-  06/01/01-  06/01/02-  06/01/01-  06/01/02-  06/01/01-       03/11/03*-
                                        05/31/03   05/31/02   05/31/03   05/31/02   05/31/03   05/31/02         05/31/03
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
  Trust Shares:
    Shares Issued                          10,800     13,263      7,835     14,145        625      1,990               --
    Shares Issued in Lieu of
       Cash Distributions                      83         --        108         83         11          6               --
    Shares Redeemed                       (14,173)    (6,505)    (7,797)    (5,918)      (877)      (722)              --
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
    Net Trust Share Transactions           (3,290)     6,758        146      8,310       (241)     1,274               --
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
  Investor Shares:
    Shares Issued                           2,102     22,904      2,898     13,957         --         --               --
    Shares Issued in Lieu of
       Cash Distributions                       3         --         --          1         --         --               --
    Shares Redeemed                        (1,869)   (23,074)    (2,039)   (13,936)        --         --               --
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
    Net Investor Share Transactions           236       (170)       859         22         --         --               --
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
  Flex Shares:
    Shares Issued                             890        893        600        790         --         --               --
    Shares Issued in Lieu of
       Cash Distributions                      --         --         --         --         --         --               --
    Shares Redeemed                          (883)      (945)      (588)      (853)        --         --               --
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
    Net Flex Share Transactions                 7        (52)        12        (63)        --         --               --
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
  B Shares (2):
    Shares Issued                              --         --         --         --        123         --               80
    Shares Issued in Lieu of
       Cash Distributions                      --         --         --         --         --         --               --
    Shares Redeemed                            --         --         --         --         --         --               (3)
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
    Net B Share Transactions                   --         --         --         --        123         --               77
                                        ---------  ---------  ---------  ---------  ---------  ---------       ----------
    Net Change in Capital Shares           (3,047)     6,536      1,017      8,269       (118)     1,274               77
                                        =========  =========  =========  =========  =========  =========       ==========


                                            LIFE VISION
                                             GROWTH AND
                                             INCOME FUND
                                        --------------------
                                        06/01/02-  06/01/01-
                                        05/31/03   05/31/02
                                        ---------  ---------
  Trust Shares:
    Shares Issued                           2,189      5,298
    Shares Issued in Lieu of
       Cash Distributions                     106         61
    Shares Redeemed                        (3,678)    (1,208)
                                        ---------  ---------
    Net Trust Share Transactions           (1,383)     4,151
                                        ---------  ---------
  Investor Shares:
    Shares Issued                              --         --
    Shares Issued in Lieu of
       Cash Distributions                      --         --
    Shares Redeemed                            --         --
                                        ---------  ---------
    Net Investor Share Transactions            --         --
                                        ---------  ---------
  Flex Shares:
    Shares Issued                              --         --
    Shares Issued in Lieu of
       Cash Distributions                      --         --
    Shares Redeemed                            --         --
                                        ---------  ---------
    Net Flex Share Transactions                --         --
                                        ---------  ---------
  B Shares (2):
    Shares Issued                             216         --
    Shares Issued in Lieu of
       Cash Distributions                      --         --
    Shares Redeemed                            --         --
                                        ---------  ---------
    Net B Share Transactions                  216         --
                                        ---------  ---------
    Net Change in Capital Shares           (1,167)     4,151
                                        =========  =========


                                          SMALL CAP VALUE       TAX SENSITIVE           VALUE INCOME            VANTAGE
                                            EQUITY FUND        GROWTH STOCK FUND         STOCK FUND              FUND
                                        --------------------  --------------------  --------------------  ---------------------
                                        06/01/02-  06/01/01-  06/01/02-  06/01/01-  06/01/02-  06/01/01-  06/01/02-  11/30/01*-
                                        05/31/03   05/31/02   05/31/03   05/31/02   05/31/03   05/31/02   05/31/03    05/31/02
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
  Trust Shares:
    Shares Issued                           9,369     17,156      3,969        719     20,952     15,102        169         929
    Shares Issued in Lieu of
       Cash Distributions                     110        166         --         --        785        609         --          --
    Shares Redeemed                       (13,947)    (8,007)    (4,945)    (7,405)   (13,723)   (14,311)      (585)        (16)
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
    Net Trust Share Transactions           (4,468)     9,315       (976)    (6,686)     8,014      1,400       (416)        913
                                        ---------  ---------  ---------  ---------  ---------  --------- - --------  ----------
  Investor Shares:
    Shares Issued                              --         --         --         --      1,168        394         --          --
    Shares Issued in Lieu of
       Cash Distributions                      --         --         --         --         77         57         --          --
    Shares Redeemed                            --         --         --         --     (1,386)      (970)        --          --
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
    Net Investor Share Transactions            --         --         --         --       (141)      (519)        --          --
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
  Flex Shares (1):
    Shares Issued                           1,087      1,554        417        846        909        813         50          89
    Shares Issued in Lieu of
       Cash Distributions                      --          1         --         --         20          4         --          --
    Shares Redeemed                          (839)      (207)    (2,353)    (2,309)    (1,272)    (1,120)       (32)         --
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
    Net Flex Share Transactions               248      1,348     (1,936)    (1,463)      (343)      (303)        18          89
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
  B Shares (2):
    Shares Issued                              --         --         --         --         --         --         --          --
    Shares Issued in Lieu of
       Cash Distributions                      --         --         --         --         --         --         --          --
    Shares Redeemed                            --         --         --         --         --         --         --          --
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
    Net B Share Transactions                   --         --         --         --         --         --         --          --
                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------  ----------
    Net Change in Capital Shares           (4,220)    10,663     (2,912)    (8,149)     7,530        578       (398)      1,002
                                        =========  =========  =========  =========  =========  =========  =========  ==========

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


6. Federal Tax Policies and Information:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuer existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in-capital, undistributed net investment income (loss), or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses, the classification of short-term capital gains and ordinary income for tax purposes, PFIC gains, foreign exchange gain, return of capital distribution and paydowns on mortgage-backed securities have been reclassified to/from the following accounts.

                                    UNDISTRIBUTED
                                         NET        ACCUMULATED
                                     INVESTMENT      REALIZED       PAID-IN-
                                    INCOME (LOSS)   GAIN (LOSS)     CAPITAL
                                        (000)          (000)         (000)
                                    -------------   -----------     --------
 Balanced Fund                         $  644         $ (644)       $    --
 Capital Appreciation Fund              5,958            --          (5,958)
 Information and Technology Fund          221            --            (221)
 International Equity Fund              1,296         (1,296)            --
 International Equity Index Fund          497           (497)            --
 Life Vision Aggressive Growth Fund         3             --             (3)
 Mid-Cap Equity Fund                      612             --           (612)
 Mid Cap Value Equity Fund                 (1)             1             --
 Small Cap Growth Stock Fund            5,050              2         (5,052)
 Tax Sensitive Growth Stock Fund*       1,842             --         (1,842)
 Vantage Fund                              58            (22)           (36)

* Information reflects fund activity based on the Fund's October 31, 2002 tax reporting year.

Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of dividends and distributions paid during the years ended May 31, 2003 and May 31, 2002 were as follows (000):

                             ORDINARY          LONG-TERM        RETURN OF
                              INCOME         CAPITAL GAINS       CAPITAL          TOTALS
                           2003     2002     2003      2002    2003   2002    2003       2002
                         -------   ------   ------   -------   ----   ----   -------   -------
 Balanced Fund           $ 5,021   $4,785   $   --   $ 7,838    $--    $--   $ 5,021   $12,623
 Capital Appreciation
   Fund                       --       --       --    13,155     --     --        --    13,155
 Growth and Income
   Fund                    6,686    4,435       --        --     --     --     6,686     4,435
 Information and
   Technology Fund            --       --       --        --     --     --        --        --
 International Equity
   Fund                    1,452       --       --        --     --     --     1,452        --
 International Equity
   Index Fund              1,082      778       --        --     --     --     1,082       778
 Life Vision Aggressive
   Growth Fund                89       47       --        --      3     10        92        57
 Life Vision Conservative
   Fund                       --       --       --        --     --     --        --        --
 Life Vision Growth and
   Income Fund               931      598       --        --     --     --       931       598
 Life Vision Moderate
   Growth Fund             1,622    1,472       --        --     --     --     1,622     1,472
 Mid-Cap Equity Fund          --       --       --        --     --     --        --        --
 Mid Cap Value
   Equity Fund             2,801      128       --        --     --     --     2,801       128
 Small Cap Growth
   Stock Fund                 --       --    9,104     2,415     --     --     9,104     2,415
 Small Cap Value
   Equity Fund             2,605    3,515       --        --     --     --     2,605     3,515
 Tax Sensitive Growth
   Stock Fund                 --       --       --        --     --     --        --        --
 Value Income Stock
   Fund                   10,325    8,410       --        --     --     --    10,325     8,410
 Vantage Fund                 --       --       --        --     --     --        --        --

 Amounts designated as "--" are either $0 or have been rounded to $0.

--------------------------------------------------------------------------------


As of May 31, 2003, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows (000):

                                         UNDISTRIBUTED                     POST        UNREALIZED        OTHER
                                           ORDINARY      CAPITAL LOSS     OCTOBER     APPRECIATION     TEMPORARY
                                            INCOME       CARRYFORWARDS     LOSS      (DEPRECIATION)   DIFFERENCES
                                         -------------   -------------   ---------   --------------   -----------
Balanced Fund                              $  863          $ (15,343)    $  (8,276)     $ 31,162           --
Capital Appreciation Fund                      --           (109,593)     (104,275)      214,634           --
Growth and Income Fund                      1,189            (56,796)      (26,994)       67,285           --
Information and Technology Fund                --            (88,575)       (1,160)        2,898           --
International Equity Fund                   2,224            (68,044)      (24,566)       (4,120)          --
International Equity Index Fund             2,770            (46,606)      (11,919)      (61,208)        (482)
Life Vision Aggressive Growth Fund             --               (888)         (208)       (3,678)          --
Life Vision Conservative Fund                   1                 --            --            18           --
Life Vision Growth and Income Fund            117             (2,844)       (2,516)       (1,691)          --
Life Vision Moderate Growth Fund              279             (1,139)       (1,548)       (2,506)          --
Mid-Cap Equity Fund                            --            (50,978)           --        15,418           --
Mid Cap Value Equity Fund                     127            (21,169)      (14,379)        3,542           --
Small Cap Growth Stock Fund                    --            (52,225)      (24,851)       79,844          207
Small Cap Value Equity Fund                 1,454            (25,211)           --        58,516           --
Tax Sensitive Growth Stock Fund*               --           (247,015)           --        46,655         (835)
Value Income Stock Fund                     2,164           (213,196)      (48,752)       40,869           --
Vantage Fund                                   --             (1,198)         (735)          202           --

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment and foreign currency transactions from November 1, 2002 through May 31, 2003 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains.

The Funds had capital loss carryforwards at May 31, 2003 as follows (000):

                                         EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
                                           2006       2007       2008       2009       2010       2011
                                         --------   --------   --------   --------   --------   --------
Balanced Fund                            $    --     $   --     $    --   $     --   $    --     $15,343
Capital Appreciation Fund                     --         --      16,350         --     4,420      88,823
Growth and Income Fund                        --         --          --        724     2,132      53,940
Information and Technology Fund               --         --          18      1,084    68,371      19,102
International Equity Fund                  3,868      2,086          --      3,394    27,543      31,153
International Equity Index Fund               --         --          --      6,233    23,827      16,546
Life Vision Aggressive Growth Fund            --         --          --         --        15         873
Life Vision Conservative Fund                 --         --          --         --        --          --
Life Vision Growth and Income Fund            --         --          --         --     1,545       1,299
Life Vision Moderate Growth Fund              --         --          --         --       586         553
Mid-Cap Equity Fund                           --         --          --         --     3,489      47,489
Mid Cap Value Equity Fund                     --         --          --         --        --      21,169
Small Cap Growth Stock Fund                   --      4,189          --         --        --      48,036
Small Cap Value Equity Fund                   --         --      22,106         --     3,105          --
Tax Sensitive Growth Stock Fund*              --         --          --    194,362    52,653          --
Value Income Stock Fund                       --         --          --    184,254        --      28,942
Vantage Fund                                  --         --          --         --        --       1,198

* Information reflects fund activity based on the Fund's October 31, 2002 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS   (concluded)
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003


During the year ended May 31, 2003, the Small Cap Value Equity Fund utilized $20,545,132 in capital loss carryforwards.

Included in the Small Cap Growth Stock Fund is $4,189,090 of capital loss carryforwards acquired in a previous merger. The utilization of this capital loss carryover may be limited pursuant to Internal Revenue Code Section 382.

At May 31, 2003, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes are different from amounts reported for financial reporting purposes due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 2003, were as follows:

                                                    AGGREGATE       AGGREGATE           NET
                                                      GROSS           GROSS          UNREALIZED
                                        FEDERAL     UNREALIZED      UNREALIZED      APPRECIATION
                                       TAX COST    APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                         (000)        (000)            (000)            (000)
                                      ----------   ------------   --------------   --------------
Balanced Fund                         $  306,166     $ 35,761       $  (4,599)        $ 31,162
Capital Appreciation Fund              1,218,704      263,770         (49,136)         214,634
Growth and Income Fund                   672,595       91,538         (24,253)          67,285
Information and Technology Fund           19,512        2,964             (66)           2,898
International Equity Fund                226,414       16,699         (21,065)          (4,366)
International Equity Index Fund          374,188       21,129         (82,464)         (61,335)
Life Vision Aggressive Growth Fund        33,323          902          (4,580)          (3,678)
Life Vision Conservative Fund                777           18              --               18
Life Vision Growth and Income Fund        63,067        2,732          (4,423)          (1,691)
Life Vision Moderate Growth Fund          98,700        5,681          (8,187)          (2,506)
Mid-Cap Equity Fund                      146,249       16,096            (678)          15,418
Mid Cap Value Equity Fund                113,129       10,020          (6,478)           3,542
Small Cap Growth Stock Fund              642,209      113,195         (33,351)          79,844
Small Cap Value Equity Fund              564,403       96,342         (37,826)          58,516
Tax Sensitive Growth Stock Fund          270,052       58,320         (11,665)          46,655
Value Income Stock Fund                  788,879       78,922         (38,053)          40,869
Vantage Fund                               5,243          254             (52)             202

7. Concentrations/Risks:

The Information and Technology Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than a general equity fund would be.

The International Equity and International Equity Index Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

8. Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in the Boston Global Investment Trust-Enhanced Portfolio. This investment consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003



To the Board of Trustees and Shareholders of STI Classic Funds:


In our opinion, the accompanying statements of net assets of Balanced Fund, Capital Appreciation Fund, Growth and Income Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Mid-Cap Equity Fund, Mid Cap Value Equity Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Tax Sensitive Growth Stock Fund and Value Income Stock Fund, and the statements of assets and liabilities, including the schedules of investments, of Information and Technology Fund, International Equity Fund, International Equity Index Fund and Vantage Fund (seventeen of the funds constituting STI Classic Funds, hereafter referred to as the "Funds") and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at May 31, 2003, the results of each of their operations for the year (or period) then ended, the changes in each of their net assets and the financial highlights for each of the two years (or periods) then ended and for the Life Vision Conservative Fund the changes in its net assets and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 for International Equity Fund and International Equity Index Fund by correspondence with the custodian, and physical inspection of securities at May 31, 2003 for all other funds, provide a reasonable basis for our opinion. The financial highlights for each of the three years (or periods) ended May 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001. The financial highlights of Growth and Income Fund, Life Vision Aggressive Growth Fund, Life Vision Growth and Income Fund, and Life Vision Moderate Growth Fund for the year ended November 30, 1998 were audited by other independent accountants whose report dated January 15, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
July 24, 2003

TRUSTEES AND OFFICERS OF STI CLASSIC FUNDS
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)


Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Board Members who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested" persons of the Trust.

------------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                      NUMBER OF
                                          OFFICE                                       PORTFOLIOS
                                            AND                 PRINCIPAL             IN STI CLASSIC
     NAME               POSITION(S)      LENGTH OF            OCCUPATION(S)             COMPLEX           OTHER DIRECTORSHIPS
   ADDRESS,              HELD WITH         TIME                DURING PAST              OVERSEEN BY             HELD BY
   AND AGE(1)            THE TRUST        SERVED(2)              5 YEARS               BOARD MEMBER(3)       BOARD MEMBER(4)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS(5)
----------------
Richard W. Courts, II,    Trustee          Since         Chairman of the Board, Atlantic     48       Current Trustee of STI Classic
67                                     November 2001     Investment Company, 1970 to the              Variable Trust.
                                                         present.
------------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley, 61    Trustee          Since         Chairman of the Board; Haverty      48       Current Trustee of STI Classic
                                       November 2001     Furniture Companies, 2001 to the             Variable Trust.
                                                         present; Partner, King and Spaulding
                                                         LLP (law firm), 1971 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
-------------
Thomas Gallagher, 55      Trustee          Since         President, Genuine Parts Company    48       Director, National Service
                                         May 2000        Wholesale Distribution, 1970 to the          Industries; Director, Oxford
                                                         present.                                     Industries. Current Trustee
                                                                                                      of STI Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch, 70      Trustee          Since         Retired.                            48       Current Trustee on the Board
                                         May 1992                                                     Board of Trustees for the
                                                                                                      SEI Family of Funds, The
                                                                                                      Capitol Mutual Funds and
                                                                                                      STI Classic Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
James O. Robbins, 60      Trustee          Since         President and Chief Executive       48       Director, NCR; Director,
                                         May 2000        Officer, Cox Communications, Inc.,           Cox Communications,
                                                         1983 to the present.                         Current Trustee of STI Classic
                                                                                                      Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton, 73    Trustee          Since         Retired.                            48       Trustee, W.K. Kellogg Trust.
                                       February 1998                                                  Current Trustee of STI Classic
                                                                                                      Variable Trust.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                         NUMBER OF
                                          OFFICE                                          PORTFOLIOS
                                            AND                 PRINCIPAL                IN STI CLASSIC
     NAME               POSITION(S)      LENGTH OF            OCCUPATION(S)                COMPLEX           OTHER DIRECTORSHIPS
   ADDRESS,              HELD WITH         TIME                DURING PAST                 OVERSEEN BY             HELD BY
   AND AGE(1)            THE TRUST        SERVED(2)              5 YEARS                  BOARD MEMBER(3)       BOARD MEMBER(4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
James R. Foggo, 38       President         Since         Vice President and Assistant            N/A                  N/A
                                         November,       Secretary of SEI Investments since
                                           2000          1998. Associate, Paul Weiss, Rifkind,
                                                         Wharton & Garrison, 1998;Associate,
                                                         Baker & McKenzie 1995-1998.
------------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto, 35        Vice           Since         Employed by SEI Investments since       N/A                  N/A
                         President       November,       October 1999. Vice President and
                            and            2001          Assistant Secretary of the Adviser,
                         Secretary                       Administrator and Distributor since
                                                         December 1999. Associate at Dechert,
                                                         Price & Rhoads (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Todd B. Cipperman, 37       Vice           Since         Senior Vice President and General       N/A                  N/A
                         President       May, 2000       Counsel of SEI Investments; Senior
                            and                          Vice President, General Counsel and
                         Assistant                       Secretary of the Adviser, the
                         Secretary                       Administrator and the Distributor
                                                         since 2000.Vice President and
                                                         Assistant Secretary of SEI Investments,
                                                         the Adviser, the Administrator and
                                                         the Distributor, 1995-2000.
------------------------------------------------------------------------------------------------------------------------------------
Lydia A. Gavalis, 38        Vice           Since         Vice President and Assistant            N/A                  N/A
                         President       May, 1998       Secretary of SEI Investments, the
                            and                          Adviser, the Administrator and the
                         Assistant                       Distributor since 1998.  Assistant
                         Secretary                       General Counsel and Director of
                                                         Arbitration, Philadelphia Stock
                                                         Exchange (1989-1998).
------------------------------------------------------------------------------------------------------------------------------------
Christine M.                Vice           Since         Employed by SEI Investments             N/A                  N/A
McCullough, 42           President       May, 2000       since November 1, 1999. Vice
                            and                          President and Assistant Secretary of
                         Assistant                       the Adviser, the Administrator and
                         Secretary                       the Distributor since December 1999.
                                                         Associate at White and Williams LLP,
                                                         1991-1999.
------------------------------------------------------------------------------------------------------------------------------------

1 Each trustee and officer may be contacted by writing to c/o STI Classic Funds,
  SEI Investments Company, Oaks, PA 19456.
2 Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.
3 The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser. As of May 31, 2003, the STI Classic Complex consisted of 48 Funds.
4 Directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
5 Mr. Courts is deemed an interested trustee because of his directorships with affiliates of the Adviser. Mr. Ridley is deemed an interested trustee because of his material business relationships with the parent to the Adviser.

--------------------------------------------------------------------------------
                                                                     (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                          TERM OF                                         NUMBER OF
                                          OFFICE                                          PORTFOLIOS
                                            AND                 PRINCIPAL                IN STI CLASSIC
     NAME               POSITION(S)      LENGTH OF            OCCUPATION(S)                COMPLEX           OTHER DIRECTORSHIPS
   ADDRESS,              HELD WITH         TIME                DURING PAST                 OVERSEEN BY             HELD BY
   AND AGE(1)            THE TRUST        SERVED(2)              5 YEARS                  BOARD MEMBER(3)       BOARD MEMBER(4)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------
Sherry Kajdan               Vice          Since          Vice President and Assistant            N/A                  N/A
Vetterlein, 40           President      February,        Secretary of SEI Investments since
                            and            2000          January 2001. Shareholder/Partner,
                         Assistant                       Buchanan Ingersoll Professional
                         Secretary                       Corporation (law firm) (1992-2000).
------------------------------------------------------------------------------------------------------------------------------------
William E.                  Vice          Since          Vice President and Assistant            N/A                  N/A
Zitelli, Jr., 34         President      November,        Secretary of the Administrator and
                            and           2000           Distributor since August 2000. Vice
                         Assistant                       President, Merrill Lynch & Co. Asset
                         Secretary                       Management Group (1998 - 2000).
                                                         Associate at Pepper Hamilton LLP
                                                         (1997 - 1998).
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Spratley, 34     Treasurer       Since          Funds Accounting Director, SEI          N/A                  N/A
                             and        May, 2000        Investments, 1999 - present; Audit
                             CFO                         Manager, Ernst & Young LLP
                                                         (1991-1999).
------------------------------------------------------------------------------------------------------------------------------------

1 Each trustee and officer may be contacted by writing to c/o STI Classic Funds,
  SEI Investments Company, Oaks, PA 19456.
2 The "STI Classic Complex" consists of all registered investment companies for which Trusco Capital Management, Inc. serves as investment adviser. As of May 31, 2003, the STI Classic Complex consisted of 48 Funds.

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2003                               (UNAUDITED)



For shareholders that do not have a May 31, 2003 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2003 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2003, each Fund is designating the following items with regard to distributions paid during the year:


                                                                                     DIVIDENDS       QUALIFYING
                                      LONG TERM                                      QUALIFYING       DIVIDEND         FOREIGN
                                     (20% RATE)      ORDINARY                      FOR CORPORATE       INCOME            TAX
                                    CAPITAL GAIN      INCOME           TOTAL       DIVIDENDS REC.   (15% TAX RATE     WITHHOLDING
  FUND                              DISTRIBUTION   DISTRIBUTIONS   DISTRIBUTIONS   DEDUCTIONS (1)   FOR QDI) (2)    PASS THROUGH (3)
 --------                           ------------   -------------   -------------   --------------   -------------   ----------------
Balanced Fund                            0.00%        100.00%         100.00%          24.22%          100.00%            0.00%
Capital Appreciation Fund                0.00%          0.00%           0.00%           0.00%            0.00%            0.00%
Growth and Income Fund                   0.00%        100.00%         100.00%         100.00%          100.00%            0.00%
Information and Technology Fund          0.00%          0.00%           0.00%           0.00%            0.00%            0.00%
International Equity Fund                0.00%        100.00%         100.00%           0.00%          100.00%           27.01%
International Equity Index Fund          0.00%        100.00%         100.00%           0.00%          100.00%           60.32%
Life Vision Aggressive Growth Fund       0.00%        100.00%         100.00%           0.00%          100.00%            0.00%
Life Vision Conservative Growth Fund     0.00%          0.00%           0.00%           0.00%            0.00%            0.00%
Life Vision Growth and Income Fund       0.00%        100.00%         100.00%           0.00%          100.00%            0.00%
Life Vision Moderate Growth Fund         0.00%        100.00%         100.00%           0.00%          100.00%            0.00%
Mid-Cap Equity Fund                      0.00%          0.00%           0.00%           0.00%            0.00%            0.00%
Mid Cap Value Equity Fund                0.00%        100.00%         100.00%          42.83%          100.00%            0.00%
Small Cap Growth Stock Fund            100.00%          0.00%         100.00%           0.00%            0.00%            0.00%
Small Cap Value Equity Fund              0.00%        100.00%         100.00%          99.66%          100.00%            0.00%
Tax Sensitive Growth Stock Fund (4)      0.00%          0.00%           0.00%           0.00%            0.00%            0.00%
Value Income Stock Fund                  0.00%        100.00%         100.00%          99.78%          100.00%            0.00%
Vantage Fund                             0.00%          0.00%           0.00%           0.00%            0.00%            0.00%


------------------------------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions."
(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by the law.
(3) Foreign tax credit pass through represents the amount eligible for the foreign tax credit and is reflected as a percentage of "Ordinary Income Distributions."
(4) Information reflects fund activity based on the Fund's October 31, 2002 tax reporting year.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER
                         TRUSCO CAPITAL MANAGEMENT, INC.

            STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by an affiliate of SunTrust Banks, Inc.


                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

              This information must be preceded or accompanied by
                 a current prospectus for each Fund described.

[Sti Classic LOGO OMITTED]

BACKED BY TRADITION. STRENGTHENED BY EXPERIENCE.(SM)

                                                                 STI-AR-001-0300

ITEM 2.   CODE OF ETHICS.

Not applicable -- only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable -- only effective for annual reports with periods ending on or after July 15, 2003.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable -- only effective for annual reports with periods ending on or after December 15, 2003.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   (RESERVED)

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   (RESERVED)

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEMS 10. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   STI Classic Funds


By (Signature and Title)*                      /s/ James R. Foggo
                                               ------------------
                                               James R. Foggo, President

Date 07/25/03





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                      /s/ James R. Foggo
                                               ------------------
                                               James R. Foggo, President

Date 07/25/03


By (Signature and Title)*                      /s/ Jennifer E. Spratley
                                               ------------------------
                                               Jennifer E. Spratley, CFO

Date 07/25/03
* Print the name and title of each signing officer under his or her signature.